Exhibit 99.1
CERTAIN PORTIONS HAVE BEEN OMITTED FROM THE PUBLIC FILING BASED ON A
REQUEST FOR CONFIDENTIAL TREATMENT FILED WITH THE COMMISSION. THE
NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE COMMISSION AS PART OF A
REQUEST FOR CONFIDENTIAL TREATMENT. (SEC STAFF BULLETIN No. 1, ITEM II.D.5.)
MATERIAL OMITTED FROM THE PUBLIC FILING IS SHOWN AS ASTERISKED (e.g. ****)
AMENDED AND RESTATED SERVICES AGREEMENT
This Amendment and Restated Services Agreement (this “Agreement”), dated as of October 24, 2011 (the “Effective Date”), is made by and between Rockland Trust Company, having its principal place of business at 8 Richards Road, Plymouth, Massachusetts 02360 (“Customer”), and SEI Private Trust Company, having its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (“SEI Trust”).
WHEREAS, SEI Trust and Customer are parties to a Trust Services and Custody Agreement, dated as of March 14, 2003, as amended (“Original TSCA Agreement”);
WHEREAS, SEI Trust (as assignee of SEI Global Services, Inc.) and Customer are parties to a certain Master Strataquest and Investment Management Station License and Services Agreement dated as of March 14, 2003, as amended (“Original Strataquest Agreement”);
WHEREAS, SEI Trust and Customer desire to amend and restate the Original TSCA Agreement in its entirety via this Agreement, effective as of the Effective Date, and by executing this Agreement SEI Trust and Customer hereby agree that such Original TSCA Agreement is amended and restated in its entirety via this Agreement as of the Effective Date;
WHEREAS, SEI Trust and Customer desire to amend and replace the Original Strataquest Agreement in its entirety, via this Agreement, effective as of the Effective Date; and by executing this Agreement, SEI Trust and Customer hereby agree that such Original Strataquest Agreement is amended and replaced in its entirety, via this Agreement, effective as of the Effective Date; and
WHEREAS, Customer desires to obtain custodial services and certain other products and services from SEI Trust as more fully set forth herein, and SEI Trust desires to provide such custodial services and certain other products and services as more fully set forth herein.
NOW, THEREFORE, in consideration of the premises, covenants and representations contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:
SECTION 1 — DEFINITIONS
1.01. For the purposes of this Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth in Exhibit A or elsewhere in this Agreement.
SECTION 2 — SERVICES AND PRODUCTS PROVIDED
2.01. Services. In accordance with the provisions of this Agreement, SEI Trust shall provide to Customer, and Customer shall purchase and use, the Services with respect to all of the Accounts.
2.02. Licensed Products. SEI Trust hereby grants to Customer a non-exclusive, personal, revocable, limited license, during the Term, to use the Licensed Products solely in connection with providing Services to the Accounts. Except as otherwise may be set forth in Exhibit I, Customer shall not sublicense, assign, lease, distribute or otherwise transfer the Licensed Products or Customer’s right to use the Licensed Products to any other Person. Additional provisions applicable to the Licensed Products are set forth in Exhibit I. If SEI Trust implements a System to replace the Trust3000 System to support the Services provided under this Agreement, and requires Customer to convert its Accounts to such System in order to
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 1

Execution Version
130844
continue to receive such Services under this Agreement, SEI Trust: (a) shall provide Customer written notice at least two years in advance of the date it will require such conversion; and (b) shall not charge Customer any conversion fees to convert such Accounts onto such replacement system.
SECTION 3 — Term of Agreement
3.01. Initial Term. The initial term of this Agreement will commence as of the Effective Date and shall continue until and including February 28, 2018 (“Initial Term”). Customer or SEI Trust may elect to terminate this Agreement on the last day of the Initial Term or any Renewal Term by notifying the other party in writing, not less than one hundred eighty (180) days prior to the end of the then current term.
3.02. Renewal Term. This Agreement will automatically remain in full force and effect for succeeding three year renewable terms thereafter, unless the Agreement is terminated as provided in Section 3.03 hereof.
3.03. Termination.
(a) Termination for Convenience. Customer may terminate this Agreement in its discretion in accordance with the terms and conditions of this Section 3.03(a) (hereafter, a “Termination for Convenience”). In order to exercise its right of Termination for Convenience (i) Customer shall give written notice of exercise to SEI Trust, which notice shall specify an effective date of the Termination for Convenience, which date shall not be less than one hundred eighty days after the date that SEI Trust receives such notice of exercise, (ii) Customer shall not be in material breach of this Agreement at the time it gives such notice of exercise or immediately prior to or on the effective date of the Termination for Convenience and (iii) Customer shall pay to SEI Trust (x) at the same time that Customer gives SEI Trust its notice of exercise, an amount equal to fifty percent of the Buyout Amount (defined below), and (y) at least thirty days before the effective date of the Termination for Convenience, an amount equal to fifty percent of the Buyout Amount. “Buyout Amount” means the amount calculated pursuant to the following steps:
     (1) The sum of:
     (a) the monthly average of the Fees that Customer is or was obligated to pay (either under this Agreement or the Original TSCA Agreement) with respect to each of the six full calendar months immediately prior to the date of SEI Trust’s receipt of Customer’s notice of termination; plus
     (b) the monthly average (calculated as set forth in subsection (1)(a) above of all other amounts due from Customer with respect to any other agreements or arrangements between Customer and SEI Trust or an Affiliate of SEI Trust relating to the Accounts, as of the date of notice of termination;
     (2) multiplied by the number of full and partial months remaining from the effective date of termination to the end of the then existing term (including any Renewal Term to which the parties have then committed).
     (3) The dollar amount determined by multiplying subsection (1) by subsection (2) above shall be discounted for the time value of money for the period of time commencing at the time of payment of the amounts described in this Section 3.03(a), until the end of the then existing term of this Agreement (including any Renewal Term to which the parties have then committed), at an interest rate equal to the Latest “One-Year LIBOR” Rate set forth in the “Money Rates” table in The Wall Street Journal as of the date immediately prior to the date of SEI Trust’s receipt of Customer’s notice of exercise of its Termination for Convenience (the “Initial Dollar Amount”). The Initial Dollar Amount shall then be multiplied by the applicable percentage set forth below. The product so determined shall be the Buyout Amount. If Customer gives notice of its exercise of its right of Termination for Convenience:
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 2

Execution Version
130844

During the 1st Contract Year of the Initial Term	Initial Dollar Amount X ***%= Buyout Amount

During the 2nd Contract Year of the Initial Term	Initial Dollar Amount X ***%= Buyout Amount

During the 3rd Contract Year of the Initial Term	Initial Dollar Amount X ***%= Buyout Amount

During the 4th Contract Year of the Initial Term	Initial Dollar Amount X ***%= Buyout Amount

During the 5th Contract Year of the Initial Term	Initial Dollar Amount X ***%= Buyout Amount

During the 1st Contract Year of any Renewal Term	Initial Dollar Amount X ***%= Buyout Amount

During the 2nd Contract Year of any Renewal Term	Initial Dollar Amount X ***%= Buyout Amount
During the 3rd Contract Year of any Renewal Term and beyond: Initial Dollar Amount X ***%= Buyout Amount
(b) Termination for Cause.
(1)	Customer may terminate this Agreement in the event that (i) either (a) a material breach by SEI Trust in the performance of its obligations under this Agreement occurs and is continuing that results in Customer experiencing a material deprivation of services under this Agreement or (b) as a result of any material breach by SEI Trust in the performance of its obligations under this Agreement, any government regulator with jurisdiction over Customer directs Customer, in writing, to terminate this Agreement as a result of such breach and (ii) SEI Trust fails to cure any such breach identified in part (i) within ninety days after SEI Trust’s receipt of Customer’s written notice of such breach, which notice shall set forth in reasonable detail the nature of such alleged breach.

(2)	SEI Trust may terminate this Agreement in the event that Customer fails to pay the Fees when due under this Agreement and Customer fails to cure such breach within thirty days after Customer’s receipt of SEI Trust’s written notice of such failure, which notice shall set forth in reasonable detail the nature of such alleged failure. In addition, SEI Trust may terminate this Agreement in the event Customer materially breaches this Agreement (other than a breach of its payment obligations, which is covered by the previous sentence) and fails to cure such breach within ninety days after Customer’s receipt of SEI Trust’s written notice of breach which notice shall set forth in reasonable details the nature of such alleged breach. If SEI Trust terminates this Agreement pursuant to this Section 3.03(b)(2), Customer shall be obligated to pay to SEI Trust an amount equal to the Buyout Amount that would have been owed SEI Trust had Customer terminated this Agreement pursuant to Section 3.03(a).
3.04. Obligations upon Termination of Agreement. In addition to any other amounts payable under this Agreement, including, without limitation, any applicable Buyout Amount, upon any expiration or other termination of this Agreement, Customer shall pay SEI Trust (a) the amounts set forth in this Section 3 and any Deconversion plan, agreement or exhibit, (b) any termination or other charges necessarily incurred by SEI Trust with respect to any Special Third Party Services, and (c) any Fees with respect to the period prior to the expiration or other termination of this Agreement whether or not Customer has received an invoice for such Fees prior to the expiration or other termination of this Agreement. Set forth in Exhibit L to this Agreement are the standard deconversion services available to Customer, and the terms under which SEI Trust would provide such services.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 3

Execution Version
130844
SECTION 4 — PAYMENT OF FEES AND OTHER EXPENSES
4.01. Fees. Customer agrees to pay SEI Trust the Fees in accordance with Exhibit D attached hereto.
4.02. Adjustment of Fees. Customer agrees that SEI Trust may increase the fees payable under this Agreement (other than those fees calculated pursuant to a basis point schedule and the Mutual Fund Only Account Fee set forth in Exhibit D) upon thirty (30) days written notice to Customer, in an amount not to exceed the lesser of: (i) *** percent (***%); or (ii) the percentage increase in the CPI since the date of the last increase under this Section 4.02 (the “CPI Percentage Increase”). In no event shall there be more than one increase in any twelve month period. For purposes of this Agreement, the term “CPI” shall mean the Unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers. If the Bureau of Labor Statistics ceases to publish such Unadjusted Consumer Price Index, as published in the Summary Data from the Consumer Price Index News Release by the Bureau of Labor Statistics, U.S. Department of Labor, For All Urban Consumers, SEI Trust shall in good faith select an alternate adjustment index or rate, and the index or rate selected by SEI Trust shall be subject to Customer’s approval, which approval shall not be unreasonably withheld or delayed. Notwithstanding the above, in the event of an increase to SEI Trust’s costs for Special Third Party Services, SEI Trust may at any time upon thirty days written notice increase the Fees applicable to such Special Third Party Services, provided, that such fee increase will not exceed the applicable percentage increase in costs incurred by SEI Trust with respect to such Special Third Party Services. SEI Trust agrees that for the first 12 months after the Effective Date, SEI Trust shall not exercise its right under this Section 4.02 to adjust Fees other than those Fees applicable to Special Third Party Services. For the avoidance of doubt, nothing in this Agreement shall prohibit SEI Trust from adjusting the Fees applicable to Special Third Party Services in accordance with this Section 4.02.
4.03. Terms. SEI Trust will invoice Customer each month for services rendered, each such undisputed payment to be due thirty-five days after receipt date of invoice. Customer agrees to pay interest on all amounts past due at the rate of one and one half percent per month, if such rate is permitted by law, or otherwise at the highest rate permitted by law. Customer shall notify SEI Trust of any disputed amounts promptly after its discovery of same. At its expense, Customer and its agents upon reasonable written notice, shall have the right to reasonably audit SEI Trust’s invoices hereunder and shall during SEI Trust’s normal business hours be afforded prompt and reasonable access to SEI Trust documentation pertaining to such invoices. SEI Trust shall provide Customer and its agents such reporting documentation as Customer may reasonably request. Furthermore, SEI Trust and Customer agree to waive any and all right to increase, decrease, dispute or contest any charges in an invoice unless a written claim describing in detail the nature of the disputed charge is sent to the other party within 180 days of the date of such invoice.
4.04. Taxes. Excepting for taxes on SEI Trust’s property or net income, Customer agrees to pay all state and local sales, and/or use taxes, or any equivalent thereof, which may be assessed against SEI Trust or Customer with respect to this Agreement or any of the services provided hereunder. SEI Trust shall include such taxes in its invoices and Customer will pay to SEI Trust the taxes so invoiced. SEI Trust shall promptly refund to Customer any taxes paid hereunder that may be determined to be in excess of the taxes properly payable. Customer shall promptly pay SEI Trust any taxes owed hereunder that may be determined to be deficient of the taxes properly payable.
SECTION 5 — COVENANTS OF CUSTOMER
5.01. Limitation on Use of Services. Customer shall use the Services solely in connection with the Accounts and Customer shall not permit the Services to be used in connection with any other accounts. In the event that Customer desires to use the Services to process accounts acquired by Customer through merger or acquisition, SEI Trust will permit such use, subject to mutual agreement as to the fees set forth in
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 4

Execution Version
130844
Exhibit D for such services, which fees will take into consideration the nature of the business represented by the new accounts and the total number of accounts processed.
5.02. Equipment. Customer shall be responsible for obtaining and maintaining network compatible terminal, print, and telecommunication equipment for use in connection with the System.
5.03. Data and Information Provided to SEI Trust. Customer shall be solely responsible for the accuracy, completeness, and timeliness of all data and other information provided to SEI Trust by or on behalf of Customer pursuant to this Agreement, including, without limitation, all Customer Client Data. All such data and information shall be provided to SEI Trust in the format and medium reasonably requested by SEI Trust from time to time. Customer shall timely update all data and information provided to SEI Trust by or on behalf of Customer so that such data and information remains complete and accurate. Customer shall timely perform all obligations identified in this Agreement as obligations of Customer and Customer shall provide SEI Trust with all data and information reasonably requested by SEI Trust and otherwise reasonably cooperate with SEI Trust in connection with SEI Trust’s performance of the Services. SEI Trust shall not be responsible for any failure or delay in the performance of any of its obligations under this Agreement if such failure or delay was due to the failure or delay of Customer to perform its obligations under this Agreement. SEI Trust shall be entitled to rely on all data and information supplied by or on behalf of Customer and shall have no liability for any loss, damage or expense incurred by Customer or any other Person attributable to Customer’s failure to provide data or information to SEI Trust that is accurate, complete and timely. Customer acknowledge and agrees that Customer shall be responsible for providing any information to SEI Trust regarding any asset other than Marketable Assets for which SEI Trust receives such information from Special Third Party Vendors. Customer further acknowledges and agrees that SEI Trust shall not be responsible for validating any such information, including without limitation any valuations of such assets provided by Customer.
5.04. Proprietary Rights. Customer acknowledges and agrees that (a) as between Customer and SEI Trust, SEI Trust does and will continue to own all right, title and interest in and to the SEI Trust Proprietary Information and all other data and materials, all software codes, trade secrets, design concepts, discoveries, ideas, enhancements, improvements and inventions related thereto supplied by or on behalf of SEI Trust to Customer pursuant to this Agreement, including, without limitation, any and all Intellectual Property Rights inherent in the any of the foregoing and any portion thereof and appurtenant thereto; (b) the SEI Trust Proprietary Information may not be used or disclosed to any Person without the written consent of SEI Trust. Customer shall not reverse engineer or attempt to reverse engineer, nor permit others to create or attempt to create derivative works of, the System, any Licensed Products, or any part of the System or Licensed Products. In addition, Customer shall preserve any notices of Intellectual Property Rights on materials where such notices appear. Customer shall immediately notify SEI Trust of the unauthorized possession, use or knowledge of any item supplied to Customer pursuant to this Agreement. Customer shall not copy or reproduce in any manner any SEI Trust Proprietary Information except for copies made by Customer solely for use by Permitted Employees and Consultants in connection with receipt of the Services by Customer. Customer further acknowledges and agrees that SEI Trust may include references to SEI on all or any portions of the System, Services and Licensed Products, and all or any portion of the output from the System, Services or Licensed Products.
5.05. Security Precautions. Customer agrees to provide and take security precautions so that access to data of any of Customer’s clients is available only to persons (other than SEI Trust employees) using Customer’s pre-authorized access identifiers and passwords. In connection with the activities contemplated by this Agreement, SEI Trust and Customer shall each comply with the provisions of Massachusetts Regulation 201 CMR 17.00 that are applicable to it.
5.06. Compliance with USA Patriot Act. Each of Customer and SEI Trust has adopted and shall maintain, to the extent required by Law applicable to it, an anti-money laundering program that: (i) includes the appointment of an anti-money laundering compliance officer to oversee, implement, monitor compliance with and enforce such program; (ii) includes internal controls and procedures reasonably designed to prevent and detect money laundering and terrorist financing; (iii) provides for ongoing employee training with respect to anti-money laundering Laws and program requirements; (iv) provides for an annual independent audit of compliance with such program; and (v) includes appropriate recordkeeping
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 5

Execution Version
130844
requirements. In addition, Customer shall promptly notify SEI Trust’s anti-money laundering compliance officer regarding any account activity that it either reasonably believes to be suspicious, not legitimate, not having a reasonably apparent explanation, or could support the filing of a Suspicious Activity Report, unless prohibited by Law.
5.07. Shareholder Services and Account Maintenance Services to be provided by Customer. Customer shall perform the Shareholder Services and Account maintenance Services set forth in the section of Exhibit B entitled “Shareholder Services and Account maintenance Services to be provided by Customer”. In consideration for its performance of such services in accordance with such section of Exhibit B, Customer shall receive the fees set forth in such section of Exhibit B.
5.08. Software Source Code Escrow. A form of the three party escrow agreement is attached hereto as Exhibit J.
5.09. Right of Set-Off; Security Interest. If a debit to an Account results (or will result) in an overdraft, then SEI Trust may, in its discretion, (i) reject the settlement in whole or in any part, (ii) reverse credits or debits made to the Account, and/or (iii) SEI Trust may, sell, redeem or otherwise liquidate, an amount of Assets in the subject Account sufficient to cover the overdraft, and do so using any means and in any order it deems appropriate, and SEI Trust agrees to notify Customer of such action.
SECTION 6 — SEI TRUST RESPONSIBILITIES
6.01. Security Precautions. SEI Trust agrees to provide and take reasonable security precautions so that access to data of any of Customer’s clients is available only to persons using Customer’s pre-authorized access identifiers and passwords, including employees of SEI Trust supporting Customer’s processing and reporting needs.
6.02. Access to Certain Documentation and Information Regarding the Custodial Accounts and the Securities. SEI Trust shall provide Customer and its supervisory agents, examiners, and auditors at Customer’s expense, reasonable access and on reasonable written notice to the documentation regarding the services provided hereunder, the invoices and payments therefor, the support for same and documentation for the custodial accounts and the Securities as may from time to time be required by applicable state and federal regulations or authorized in writing by Customer, such access being afforded without charge regarding the custodial accounts and during normal business hours at the offices of SEI Trust.
6.03. SEI Trust’s Right to Make Changes. In order to improve the quality of services hereunder, SEI Trust reserves the right to make changes at any time in the rules of operation, Customer identification procedures and type of terminal equipment to be used with the System, provided that no such changes will result in increase in the fees payable hereunder, reduce the functionality of the System, conflict with or make inconsistent any of the terms or provisions of this Agreement, or be incompatible with Customer’s Microsoft XP operating software.
6.04. Data Preservation. To protect Customer from the loss of data in the event of fire or other event which destroys data at SEI Trust’s data center, SEI Trust will prepare and preserve magnetic tapes (or other medium) (“Save Tapes”), at such times and containing such information as set forth on Exhibit F attached hereto. SEI Trust will deliver the Save Tapes to a secure location other than SEI Trust’s data center.
6.05. Disaster Recovery. SEI Trust agrees to provide disaster recovery services to Customer as set forth in SEI Trust’s most current Disaster Recovery Procedures Manual (“Procedures”). SEI Trust agrees to provide to Customer not less than ninety days prior to implementation, any amendments proposed to be made to such Procedures. SEI Trust agrees to test such procedures, at its own expense, at least annually, and to promptly provide Customer the results of any such test.
6.06. Legislative and Other Enhancements. Modifications required to be made to the System in order to comply with changes in applicable federal banking laws or regulations (“Legislative Enhancements”) will
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 6

Execution Version
130844
be made available hereunder. SEI Trust will exercise all commercially reasonable efforts to make and implement such changes in time as may be required by law. The development of new software modules or major changes to existing software modules required to comply with federal laws or regulations will be made available to Customer at a price equal to the total time and material required to implement such additions prorated (based upon the number of accounts of the user that are on the System) among all users of the System. Customer, at its expense, and its auditors and agents shall have the right to reasonably audit the calculation and allocation of such price among users of the System and shall be provided reasonable cooperation and certain documentation as determined by SEI Trust for that purpose, provided that, Customer and its auditors and agents each sign a nondisclosure agreement regarding this activity, and so long as such disclosure would not violate applicable law.
6.07. Service Guidelines. SEI Trust agrees to provide the services described herein in accordance with the Service Standards and Guidelines attached hereto as Exhibit E, except as otherwise provided in this Agreement or to the extent that SEI Trust is prevented from such performance by circumstances beyond its control. Upon reasonable notice to Customer, SEI Trust reserves the right to make changes at any time to its Service Standards and Guidelines, provided that such changes will not result in a reduction of service standards or increase costs to Customer or conflict with or make inconsistent any of the terms or provisions of this Agreement.
6.08. Investment/Portfolio Management. SEI Trust shall include in the services provided hereunder the integrated Advent Axys, Moxy portfolio management solution or upon notice to Customer, a functionally equivalent investment management support reasonably satisfactory to Customer.
6.09. Financial Condition and Reporting. SEI Trust shall seek to maintain the financial, managerial and capital resources, business and regulatory good standing, and insurance coverage reasonably necessary and appropriate for the conduct of its business as it is now being conducted and to perform its obligations hereunder. SEI Trust shall provide to Customer audited financial statements prepared in accordance with GAAP, annually and no less frequently than it provides such reports to its (or its parent company’s shareholders and shall provide Customer copies of any SSAE 16 Reports (or equivalent) prepared on its operating procedures and controls annually, such reports to be provided to Customer, in each case, in the same manner as delivered to its parent company’s shareholders.
6.10. Insurance. SEI Trust shall, at its own cost and expense, maintain, and shall cause Customer to be added and maintained as an “additional insured” under, SEI’s general liability, auto and umbrella coverages.
6.11. No Use of Customer’s Name. Without Customer’s prior written consent, SEI Trust will not use or disclose Customer’s corporate or trade name or the existence of this Agreement or the customer relationship established hereby for marketing or any other purpose whatsoever except as may be reasonably necessary for the performance of the obligations of SEI Trust hereunder.
6.12. Notification of Errors.
(a) Upon the occurrence or discovery of any alleged error which has or reasonably may affect one or more client accounts of Customer, each of Customer and SEI Trust shall immediately notify and provide to the other party such information in reasonable detail the nature of such alleged error as either party may reasonably request, and exercise reasonable diligence to correct such alleged error.
(b) Statement issues. SEI Trust and Customer shall comply with the terms set forth in Exhibit M to this Agreement regarding statement issues addressed in such Exhibit.
6.13. Provision of Services. It is understood and agreed that SEI Trust reserves the right to either perform/provide the Services and the Licensed Products itself or to engage other Persons to perform/provide all or a portion of the Services and the Licensed Products. It is expressly understood and agreed that SEI Trust may provide Custodial Services through one or more subcustodians appointed by SEI Trust. Except as provided under this Agreement with respect to Special Third Party Services, Customer understands and agrees that SEI Trust has the sole responsibility and liability, subject to the limitations of
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 7

Execution Version
130844
liability set forth in this Agreement, for furnishing the Services and the Licensed Products, and Customer acknowledges and agrees that (a) Persons other than SEI Trust performing/providing any of the Services or the Licensed Products, whether as supplier, agent or subcontractor, shall have no liability to Customer for the Services and the Licensed Products; and (b) Customer shall look solely to SEI Trust for the performance of the Services and the provision of the Licensed Products in accordance with the terms and subject to the conditions set forth in this Agreement; and (c) SEI Trust acknowledges that it will be solely and exclusively liable for any and all acts or omissions of its subcontractors and/or subcustodians, subject to the limitations of liability set forth in this Agreement and terms governing Special Third Party Services; and (d) SEI Trust will enter into agreements with its subcontractors and subcustodians which require such subcontractors and subcustodians to comply will all laws applicable to them in connection with the services provided by such subcontractor or custodian to SEI Trust and which include confidentiality obligations of substantially similar affect to those set forth in this Agreement.
SECTION 7 — AUTHORIZATIONS
7.01. Instructions, Notices and Authorized Persons
(a) Within thirty days after the Effective Date, Customer shall complete and execute the Secretary’s Certificate attached hereto as Exhibit G, wherein Customer shall designate in writing those persons authorized to issue Instructions.
(b) Any notices, confirmations and receipts required hereunder to be delivered by SEI Trust to Customer, unless otherwise specifically provided, will be delivered by SEI Trust to Customer or by way of data generated by the System and accessed at Customer’s site or delivered by SEI Trust to Customer. Customer will certify to SEI Trust, as required, the names of the persons who, from time to time, have been duly appointed to act for Customer.
(c) Customer will from time to time, file with SEI Trust a certified copy of its corporate resolutions authorizing one or more individuals to give proper instructions and specifying the class of Instructions that may be given by each individual to SEI Trust under this Agreement, as set forth in Exhibit A.
(d) Subject to this Section 7.01, Customer agrees that SEI Trust may rely upon Instructions and Customer forever releases SEI Trust from all liability that may arise in the course of SEI Trust acting upon any Instructions (including, without limitation, electronic and fax Instructions). Customer shall indemnify and hold SEI Trust harmless for any action taken (or not taken) by SEI Trust pursuant to any Instruction, direction, or other information communicated to SEI Trust by Customer.
7.02. Use of Securities Depository or Book Entry System
(a) SEI Trust may use Securities depositories or book entry systems to hold, receive, exchange, release, deliver and otherwise deal with Securities (including rights and other items of like nature), to receive and to remit to SEI Trust all income and payments thereon. In addition, SEI Trust may take all steps necessary and proper in connection with the collection thereof.
(b) SEI Trust may register Securities in the name of any nominee or nominees used by securities depositories or book entry systems.
(c) SEI Trust may provide payment for Securities purchased and sold through the clearing medium employed by securities depositories or book entry systems for transactions or participants acting through it.
(d) Subject to security requirements of SEI Trust, all books and records maintained by SEI Trust which relate to Customer’s participation in securities depositories or book entry systems will at all times during SEI Trust’s regular business hours be open to inspection by Customer’s duly authorized
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 8

Execution Version
130844
employees or agents, and Customer will be furnished with all information in respect to the services rendered for it as it may require.
SECTION 8 — WARRANTY; REPRESENTATIONS OF SEI TRUST AND/OR CUSTOMER
     8.01. Warranty.
(a) Subject to the limitation of liability set forth in Section 9.01, SEI Trust hereby warrants that it has the right to use the System including the right to use the System to perform the Services described herein and that the System will perform substantially as described in its documentation and this Agreement.
(b) Subject to the limitation of liability set forth in Section 9.02, SEI Trust warrants that the Services will be performed in accordance with the Contractual Performance Standards set forth in Exhibit H. In the event of a breach of the foregoing warranty, Customer shall be entitled to receive a service credit as specified in Exhibit H. Further, subject to the limitation of liability set forth in Section 9.02, for Services outside the scope and not expressly reflected in Exhibit H, Customer may be entitled to seek its remedies at law.
(c) SEI Trust warrants that the Custodial Services will be performed in accordance with Exhibit C. In the event of a breach of the foregoing warranty, Customer may be entitled to seek its remedies at law.
(D) SEI TRUST REPRESENTS AND WARRANTS THAT IT HAS COMPLETE AUTHORITY TO GRANT THE RIGHTS AND TO UNDERTAKE THE OBLIGATIONS DESCRIBED IN THIS AGREEMENT AS THEY RELATE TO THE LICENSED PRODUCTS WITHOUT THE FURTHER CONSENT OF ANY OTHER PERSON. SEI TRUST FURTHER REPRESENTS AND WARRANTS THAT EACH OF THE LICENSED PRODUCTS WILL SUBSTANTIALLY CONFORM TO THE SPECIFICATIONS THEREFOR CONTAINED IN THE THEN CURRENT DOCUMENTATION FOR SUCH LICENSED PRODUCTS. CUSTOMER MUST TIMELY NOTIFY SEI TRUST IN WRITING OF ANY FAILURE OF ANY OF THE LICENSED PRODUCTS TO SUBSTANTIALLY CONFORM TO THE SPECIFICATIONS THEREFOR, AS CONTAINED THE THEN-CURRENT DOCUMENTATION FOR SUCH LICENSED PRODUCT (A “NON” CONFORMITY”). EXCEPT AS SPECIALLY SET FORTH IN THIS AGREEMENT, SEI TRUST DISCLAIMS ANY AND ALL WARRANTIES RELATING TO THE LICENSED PRODUCTS , THE SERVICE BUREAU INFRASTRUCTURE, STRATAWEB, THE STRATAWEB INFRASTRUCTURE, CONNECTIVITY BETWEEN THE LICENSED PRODUCTS, THE SERVICE BUREAU INFRASTRUCTURE, AND/OR STRATAWEB INFRASTRUCTURE ON THE ONE-HAND, AND ANY THIRD PARTY EQUIPMENT, HARDWARE AND SOFTWARE UTILIZED IN CONNECTION WITH THE LICENSED PRODUCTS ON THE OTHER, AND THIRD-PARTY PRODUCTS OR SERVICES, AND ANY IMPLIED WARRANTIES OF MERCHANTABILITY OF FITNESS FOR A PARTICULAR PURPOSE. SEI TRUST DOES NOT REPRESENT OR WARRANT THAT THE LICENSED PRODUCTS WILL OPERATE WITHOUT ANY FAILURE, INTERRUPTION OR DELAY AND/OR BE ERROR FREE. CUSTOMER ACKNOWLEDGES AND AGREES THAT THE INTERNET IS AN UNSECURE, UNSTABLE UNREGULATED UNORGANIZED AND UNRELIABLE ENVIRONMENT, AND THE ABILITY OF SEI TRUST TO DELIVER THE STRATAWEB INFORMATION USING STRATAWEB AND SERVICES USING THE INTERNET IS DEPENDANT ON THE INTERNET AND EQUIPMENT, SOFTWARE, SYSTEMS, DATA AND SERVICES PROVIDED BY VARIOUS TELECOMMUNICATION CARRIERS, EQUIPMENT MANUFACTURERS, FIREWALL PROVIDERS, ENCRYPTION SYSTEMS DEVELOPERS AND OTHER VENDORS AND THIRD PARTIES. SEI TRUST DOES NOT WARRANT THAT STRATAWEB, THE STRATAWB INFRASTRUCTURE AND STRATAWEB INFORMATION OR THAT ANY OTHER LICENSED PRODUCTS DELIVERED OVER THE INTERNET WILL OPERATE WITHOUT INTERRUPTION OR DELAY AND/OR BE ERROR FREE OR THAT ALL FAILURES OF STRATAWEB OR ANY OTHER LICENSED PRODUCTS
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 9

Execution Version
130844
DELIVERED OVER THE INTERNET TO CONFORM TO THE SPECIFICATIONS THEREFOR CAN OR WILL BE CORRECTED.
(e) EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, SEI TRUST MAKES NO OTHER WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT OT THE SYSTEM, LICENSED PRODUCT OR ANY SERVICE PROVIDED HEREUNDER, ITS MERCHANITABILITY OR FITNESS FOR A PARTICULAR PURPOSE.
8.02. Copyright, Proprietary Right Indemnity.
(a) SEI Trust Obligations. SEI Trust will indemnify, hold Customer harmless from and will defend or settle any third party suit or proceeding brought against Customer based upon a claim that the Services or any of the Licensed Products, as delivered by SEI Trust (and not as may be modified or used in connection with products not delivered or approved by SEI Trust) constitutes an infringement or misappropriation of a third party’s copyright, trade secret or U.S. patent (an “Infringing Claim”) provided that: (i) SEI Trust is notified promptly in writing of the Infringing Claim; (ii) SEI Trust controls the defense or settlement of the Infringing Claim; and (iii) Customer cooperates reasonably, assists and gives all necessary authority and reasonably required information in connection with the defense or settlement of the Infringing Claim.
(b) Customer Obligations. Notwithstanding the provisions of Section 8.02(a), above, Customer will indemnify, hold SEI Trust harmless from and will defend or settle (and SEI Trust will not be obligated to defend or settle and will not be liable for any related costs) any claim for infringement or misappropriation of a third party copyright or trade secret or U.S. patent (subject to the same notice, control, cooperation and limitations contained in Section 8.02(a), above), resulting from any suit or proceeding based upon a claim resulting from: (i) SEI Trust’s compliance with Customer’s design, specifications or instructions; (ii) modification of any Licensed Product by a party other than SEI Trust who is not working at or under SEI Trust’s direction; (iii) the use by or on behalf of Customer of any of the Licensed Products, the Services or the System or any part thereof furnished hereunder in combination with any other software or product where the combination has not been specifically approved by SEI Trust and the infringement would not have occurred but for such combination; or (iv) SEI Trust’s incorporation of trademarks, trade names or other information or data of Customer into any of the Licensed Products, the Services or the System or the use by Customer or any other Person of any of the Licensed Products, the Services or the System where the infringement would not have occurred but for incorporation of such trademarks, trade names or other information or data of Customer into such Licensed Products, Services or System.
(c) Infringing Claim. In the event of an Infringing Claim, SEI Trust may, at its sole option and expense, either procure for Customer a license to continue using the Services or the Licensed Products that is the subject of such Infringing Claim or supply to Customer a modified version of the Services or the Licensed Products that is reasonably equivalent in functionality and non-infringing. If neither such option is available to SEI Trust on commercially reasonable terms, then SEI Trust may terminate this entire Agreement or any part hereof to the extent necessary to avoid such infringement, provided that any such termination shall not diminish or otherwise affect SEI Trust’s indemnification obligations in this Section 8.02.
(d) Exclusive Remedy. THE FOREGOING STATES THE ENTIRE OBLIGATION AND EXCLUSIVE REMEDY OF EACH OF SEI TRUST AND CUSTOMER WITH RESPECT TO ANY ALLEGED OR ACTUAL INFRINGEMENT OR MISAPPROPRIATION OF ANY INTELLECTUAL PROPERTY RIGHTS IN CONNECTION WITH THE SERVICES, THE SYSTEM AND/OR THE LICENSED PRODUCTS
8.03. Due Organization, Power, Authorization, Enforceability. SEI Trust and Customer each is duly organized and in good standing under the laws of the United States. Each of Customer and SEI Trust has all requisite corporate power and authority to enter into and perform this Agreement in accordance with its
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 10

Execution Version
130844
terms. Neither Customer’s nor SEI Trust’s performance of its respective obligations under this Agreement will conflict with, or violate, any provision of its charter, bylaws, other governing documents, or any agreement or instrument to which it is a party or by which it is bound,, or any judgment, decree, order, statute, rule or regulation applicable to it. The execution, delivery and performance of this Agreement by each of Customer or SEI Trust and the respective performance by each of Customer or SEI Trust of its respective obligations hereunder have been duly and validly authorized by all requisite corporate action. This Agreement has been duly executed and delivered on behalf of SEI Trust and Customer, which constitutes the legal and valid and binding obligation of each party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium and similar laws from time to time in effect.
8.04. Financial, Regulatory Good Standing. Each of Customer and SEI Trust represents and warrants that it is in financial, regulatory and business good standing.
8.05. Insurance. SEI Trust represents and warrants that for the duration of this Agreement that it shall maintain the liability insurance and fidelity bond coverages in at least the minimum amounts provided in Exhibit A-1.
8.06. Litigation. Each of Customer and SEI Trust represents and warrants that it is not subject to material litigation or administrative action or proceedings that adversely impacts or could reasonably be expected to adversely impact its ability to perform its respective responsibilities under this Agreement.
8.07. Mutual Fund. SEI Trust or an affiliate thereof may receive certain fees from third party mutual fund complexes for which SEI Trust or its affiliate performs shareholder services, administrative services, subdistribution services and/or commissions for effecting securities transactions.
8.08. Compliance with Law. Each party shall, in connection with performing its obligations (including without limitation, with respect to SEI Trust’s the obligation to provide the System and Licensed Products) and exercising its rights under this Agreement, observe and comply with all Laws applicable to such party to the extent that the failure to do so would have a material and adverse impact on the other party. Customer shall (i) make sure that the receipt of any benefits or services from SEI Trust (and/or its Affiliates) is legally permissible with respect to the Accounts covered by this Agreement and (ii) make all necessary disclosures and secure all necessary consents regarding Customer’s receipt and retention of such services or benefits from SEI Trust (and/or its Affiliates). Customer shall comply with the Employee Retirement Income Security Act of 1974, as amended, and other laws applicable to Customer in connection with its possible receipt of any such benefit.
8.09. Malicious Code. Each of SEI Trust and Customer shall use commercially reasonable efforts to avoid introducing any known viruses, worms, trap doors, time bombs, logic bombs, Trojan horses or similar items capable of altering, deleting or interfering with any data, information, software or subsystems into the System, the Licensed Products or any other system of SEI Trust or Customer.
SECTION 9 — LIABILITY
9.01. Limitation on Liability for Trust3000 Defects. NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, NO LIABILITY OF ANY KIND WILL BE ATTACHED TO OR INCURRED BY SEI TRUST FOR SYSTEM DEFECTS EXCEPT ONLY FOR ITS OWN NEGLIGENCE, FRAUD, OR WILLFUL MISCONDUCT IN THE BREACH OF THE PERFORMANCE OF ITS DUTIES AS SPECIFICALLY SET FORTH IN THIS AGREEMENT. SEI TRUST’S LIABILITY TO CUSTOMER FOR MONETARY DAMAGES FOR DEFECTS SHALL NOT EXCEED THREE MONTH’S FEES PAYABLE HEREUNDER. IN NO EVENT WILL SEI TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR SIMILAR DAMAGES OF ANY KIND INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, WHETHER SUCH LAIBLITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 11

Execution Version
130844
9.02. Limitation on Liability for Services. Notwithstanding any other provision of this Agreement to the contrary, no liability of any kind will be attached to or incurred by SEI Trust by reason of its provision of Services under this Agreement excepting only (i) SEI Trust’s indemnification obligation under Section 12.03(a) , 8.02(a), and (ii) SEI Trust’s own negligence, fraud, willful misconduct or any other breach of the performance of SEI Trust’s duties as specifically set forth in this Agreement. The calculation of lost earnings in all cases, will use One-Year LIBOR as quoted in the “Money Rates Table” of the Wall Street Journal for the appropriate period. SEI TRUST SHALL ONLY BE LIABLE FOR CORPORATE ACTIONS ONLY TO THE EXTENT SUCH CORPORATE ACTIONS ARE REPORTED IN THE SERVICES SEI TRUST MONITORS. IN NO EVENT WILL SEI TRUST BE LIABLE FOR ANY INCIDENTAL, INDIRECT , SPECIAL, PUNITIVE, CONSEQUENTIAL, OR SIMILAR DAMAGES OF ANY KIND INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF BUSINESS, OR INTERRUPTION OF BUSINESS, WHETHER SUCH LIABILITY IS PREDICATED ON CONTRACT, STRICT LIABILITY OR ANY OTHER THEORY, provided, however, that payments made by Customer in whole or partial settlement or satisfaction of claims made by Customer’s clients, account holders or beneficiaries (“Customer’s Clients’ Claims”) shall be regarded as “direct” and not as “indirect or consequential damages” for purposes of this section. However, (a) the proviso at the end of the preceding sentence is not meant to expand SEI Trust’s liability, as limited by the provisions of this Section 9.02 that precede such proviso (and such proviso shall not be construed as expending SEI Trust’s liability), and (b) SEI Trust shall have no liability regarding any of Customer’s Clients’ Claims (1) unless Customer shall have given SEI Trust written notice of the claim within 30 days after Customer first receives notice of the claim, (2) in an amount that exceeds the amount of compensatory damages ultimately awarded in litigation, arbitration or other dispute resolution process) against and paid by Customer in connection with the claim, or (3) that is resolved in whole or in part by way of a settlement between Customer and its client without the prior written approval by SEI of the settlement, which approval shall not be unreasonably withheld.
9.03. Limitation on Liability for Licensed Products. IN NO EVENT SHALL SEI TRUST BE LIABLE FOR LOST PROFITS OR BUSINESS, LOSS OF GOODWILL, LOSS OF DATA, INTERRUPTION OF BUSINESS OR FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL, OR PUNITIVE DAMAGES, REGARDLESS OF WHETHER SUCH CLAIM ARISES UNDER ANY THEORY OF TORT, CONTRACT, STRICT LIABILITY OR OTHERWISE AND REGARDLESS OF WHETHER SEI TRUST IS ADVISED OF THE POSSIBILITY OF ANY SUCH DAMAGES . SEI TRUST SHALL USE COMMERCIALLY REASONABLE EFFORTS TO REMEDY ANY NONCONFORMITY WITH ITS REPRESENTATIONS, WARRANTIES AND COVENANTS HEREIN AS THEY RELATE TO LICENSED PRODUCTS AS SOON AS PRACTICABLE. SEI TRUST’S SOLE OBLIGATION AND LIABILITY WITH RESPECT TO ANY TRANSMISSION OF INCORRECT INFORMATION OR DATA SHALL BE TO RETRANSMIT THE CORRECT INFORMATION OR DATA TO CUSTOMER OR THE APPROPRIATE END CUSTOMER. EXCEPTING SEI TRUST’S RESPONSIBILITY WITH RESPECT TO INFRINGING CLAIMS, THE AGGREGATE LIABILITY FOR SEI TRUST FOR ANY AND ALL CLAIMS ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT AS IT RELATES TO THE LICENSED PRODUCTS SHALL NOT EXCEED THREE MONTHS OF FEES FOR THE APPLICABLE LICENSED PRODUCT PAID BY CUSTOMER UNDER THIS AGREEMENT. IN ADDITION, SEI TRUST IS NOT RESPONSIBLE FOR ANY FAILURE OF ANY LICENSED PRODUCT OR THE SYSTEM DUE TO THE AVAILABILITY, RELIABILITY, SECURITY OR OPERATION OF THE INTERNET.
9.04. Special Third Party Services. SEI Trust may, from time to time, provide to Customer services and products from external third party sources (“Special Third Party Vendors”) that are telecommunication carriers, financial printers, mailing and delivery services or data feed, pricing service providers or other similar service providers (“Special Third Party Services”). Customer acknowledges and agrees that the Special Third Party Services are confidential and proprietary trade secrets of the Special Third Party Vendors. Accordingly, Customer shall honor requests by SEI Trust and the Special Third Party Vendors to protect their proprietary rights in their data, information and property including requests that Customer place copyright notices or other proprietary legends on printed matter, print outs, tapes, disks, film or any other medium of dissemination. Customer further acknowledges and agrees that all Special Third Party Services are provided on an “AS IS WITH ALL FAULTS” basis solely for Customer’s internal use in connection with the Services. Customer may use Special Third Party Services as normally required on
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 12

Execution Version
130844
view-only screens and hard copy statements, reports and other documents necessary to support Customer’s Clients in connection with the Services, however Customer shall not distribute any Special Third Party Services to other third parties. THE SPECIAL THIRD PARTY VENDORS AND SEI TRUST MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, OR ANY OTHER MATTER WITH RESPECT TO ANY OF THE SPECIAL THIRD PARTY SERVICES. NEITHER SEI TRUST NOR THE SPECIAL THIRD PARTY VENDORS SHALL BE LIABLE FOR ANY DAMAGES SUFFERED BY CUSTOMER IN THE USE OF ANY OF THE SPECIAL THIRD PARTY SERVICES, INCLUDING, WITHOUT LIMITATION, LIABILITY FOR ANY INCIDENTAL, CONSEQUENTIAL OR SIMILAR DAMAGES. SEI TRUST DOES NOT MAKE ANY WARRANTY OR REPRESENTATION REGARDING THE AVAILABILITY, RELIABILITY, SECURITY OR OPERATION OF THE INTERNET. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, SEI TRUST IS NOT RESPONSIBLE FOR ANY FAILURE OF ANY SEI TRUST PRODUCTS OR SERVICES ACCESSED VIA THE INTERNET DUE TO THE UNAVAILABILITY, RELIABILITY, SECURITY OR OPERATION OF THE INTERNET. To the extent Customer receives Special Third Party Services from Interactive Data Corporation (“IDC”), Customer shall indemnify and hold harmless IDC and its suppliers from any and all losses damages, liability, costs, including reasonable attorney’s fees, resulting directly or indirectly from any claim or demand against IDC by a third party arising out of, derived from, or related to the accuracy or completeness of any such Special Third Party Services received by Customer. IDC shall not be liable for any claim or demand against Customer by any third party.
9.05. No Liability as Fiduciary or Advisor. Customer acknowledges and agrees that SEI Trust, in connection with this Agreement and the Services undertaken by SEI Trust hereunder, is not acting in the role of a “Payor,” “Payor’s Agent”, “Plan Administrator,” “Tax Advisor” or “Investment Advisor” as such terms (or similar such terms) are defined or understood under any applicable Law. SEI Trust is providing to Customer exclusively those Services that are specified in this Agreement. Neither SEI Trust nor any employee of SEI Trust shall be deemed to provide any legal or other advisory services as to the operation or maintenance of any benefit plan of Customer (a “Benefit Plan”). Customer further agrees and acknowledges that the Services set forth in this Agreement are ministerial and nondiscretionary in nature and that neither SEI Trust nor any employee of SEI Trust shall be deemed to be a Benefit Plan “Fiduciary,” as such term is defined by any applicable Law, including, without limitation, Section 3(21) of the Employee Retirement Income Security Act, of 1974, as amended. Customer acknowledges and agrees that SEI Trust shall have no liability with respect to Customer or any Benefit Plans or Benefit Plan participants by reason of SEI Trust being treated as “Payor,” “Payor’s Agent”, “Plan Administrator,” “Tax Advisor” or “Fiduciary” under applicable Law or otherwise, and Customer shall indemnify and hold SEI Trust harmless against any and all claims, losses, demand, debts or judgments of any kind or character (including attorneys fees) that allege SEI Trust has acted as a “Payor,” “Payor’s Agent”, “Plan Administrator,” “Tax Advisor,” “Fiduciary” or similar capacity in connection with the Services provided under this Agreement.
9.06. IN NO EVENT WILL CUSTOMER BE LIABLE TO SEI TRUST FOR ANY INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL, OR SIMILAR DAMAGES OF ANY KIND INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS, LOSS OF BUSINESS OR INTERRUPTION OF BUSINESS, WHETHER SUCH LAIBLITY IS PREDICATED ON CONTRACT, STRICT LIABILITY, OR ANY OTHER THEORY.
SECTION 10 — TERMINATION
10.01. General Obligations Upon Termination of Agreement. Upon termination of this Agreement as set forth in Section 3, upon Customer’s request, SEI Trust will provide Customer with a computer generated ledger sheet for each account then on the Trust3000 System on magnetic tapes (or other media then used by SEI Trust) in a form sequentially accessible. Customer will bear the expense of SEI Trust’s then-prevailing rate per standard account reported which will not be less than the prevailing rate per account for each requested magnetic tape (or other media) generated in the standard format as determined by SEI Trust. SEI Trust will reasonable cooperate with Customer to facilitate any necessary deconversion of Customer’s accounts and data in connection with such termination, provided that, all fees owed or owing to SEI Trust and any third parties are first paid by Customer.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 13

Execution Version
130844
10.02. Obligation to Pay for Third Party Services Consumed by Customer. In addition, Customer will be obligated to reimburse SEI Trust for any reasonable charges for telecommunication services and other third party provided services (indicated in Exhibit D) incurred by SEI Trust on Customer’s behalf for a period of ninety (90) days following the later of termination of this Agreement or Customer’s cessation of use of the Trust 3000 System for processing/retrieval purposes. Also, Customer will return or certify such destruction in writing all user documentation and all other data and related materials provided to Customer by SEI Trust hereunder upon termination of this Agreement.
SECTION 11 — CONFIDENTIALITY/PROPRIETARY INFORMATION
11.01. Non-Disclosure Obligations. All Confidential Information of a Disclosing Party shall be held in confidence by the Recipient, to the same extent, and in at least the same manner, as the Recipient protects its own confidential and proprietary information of a similar nature. Except as specifically permitted by this Agreement, the Recipient shall not disclose, publish, release, transfer or otherwise make available, any Confidential Information of the Disclosing Party, in any form, to or for the use or benefit of any Person without the Disclosing Party’s consent. The Recipient shall not use the Confidential Information of the Disclosing Party except in connection with the purposes contemplated by this Agreement.
11.02. Permitted Use and Disclosure. Notwithstanding the foregoing, the Recipient shall be permitted to use and disclose the Disclosing Party’s Confidential Information as is necessary or appropriate for the performance of the Recipient’s obligations under this Agreement. The Recipient shall not disclose the Disclosing Party’s Confidential Information to its officers, agents, subcontractors and employees (collectively, the “Permitted Employees and Consultants”), unless such Permitted Employees and Consultants have agreed in writing to, or otherwise have a duty to, maintain the confidentiality of the Confidential Information and such use and disclosure is necessary or appropriate for the performance of the Recipient’s obligations under this Agreement. The obligations in this Section 11 shall not restrict any disclosure by any Recipient as required by any applicable Law, or by order of any court or government agency; provided that to the extent reasonably possible (and so long as not prohibited by Law) such Recipient gives prompt notice to the Disclosing Party of such order, such that the Disclosing Party may (a) interpose an objection to such disclosure, (b) take action to assure confidential handling of its Confidential Information, or (c) take such other action as it deems appropriate to protect its Confidential Information.
11.03. Compliance with Gramm-Leach-Bliley Act. In connection with the activities contemplated by this Agreement, SEI Trust and Customer shall each comply with all provisions of the Gramm-Leach-Bliley Act applicable to it, including, without limitation, applicable provisions regarding (i) the sharing or disclosure of Nonpublic Personal Information (as such term is defined in the Gramm-Leach-Bliley Act); and (ii) the implementation and maintenance of appropriate security measures designed to protect the security and confidentiality of Nonpublic Personal Information.
11.04. Unauthorized Acts. In the event of any unauthorized use or disclosure by the Recipient of any Confidential Information of the Disclosing Party, the Recipient shall promptly (i) take all reasonable actions to limit the adverse effect on the Disclosing Party of such unauthorized use or disclosure; and (ii) take all reasonable action to protect against a recurrence of the unauthorized use or disclosure; and (iii) notify the Disclosing Party of such unauthorized use or disclosure.
11.05. Return of Confidential Information. Upon the written request of the Disclosing Party after the expiration or termination of this Agreement, the Recipient shall, at the option of the Recipient, return or destroy all Confidential Information of the Disclosing Party that is then in the possession or control of the Recipient, provided, however, the Recipient may retain copies of such Confidential Information of the Disclosing Party as may be necessary or appropriate for the Recipient to comply with reasonable legal, accounting, regulatory and archival policies and concerns. Notwithstanding the foregoing, SEI Trust shall have no obligation to return or destroy Confidential Information of Customer that resides on the System or in save tapes of SEI Trust. Upon the Disclosing Party’s written request, the Recipient shall promptly certify in writing its compliance with this Section 11.05.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 14

Execution Version
130844
SECTION 12 — GENERAL PROVISIONS
12.01. Notice. Excepting any notice of termination of this Agreement, any other requests, instructions, payments, or notices permitted or required hereunder, shall be deemed given when delivered by hand or mailed, postage prepaid, as respectively set forth below or to such other address as either party may from time to time designate in writing; or, if permitted hereunder, when sent by facsimile transfer or by e-mail as respectively, set forth below with a hard copy mailed, postage prepaid. Any notice of termination of this Agreement shall only be deemed given, when personally delivered by hand or by overnight delivery service that provides a receipt or five days after mailing is sent via certified or registered mail, return receipt requested. All such notices shall be mailed or delivered at the addresses set forth below or to such other address as either such party may from time to time designate in writing:
If to Customer:
Rockland Trust Company
2036 Washington Street
Hanover, MA 02339
Attn: David B. Smith, Chief Investment Officer
Tel: 781-982-6778
Fax: 508-732-7767
E-Mail: david.smith@rocklandtrust.com
With a copy to:
Rockland Trust Company
2036 Washington Street
Hanover, MA 02339
Attn: Edward H. Seksay, General Counsel
Tel: 781-982-6158
Fax: 508-732-7783
E-Mail: edward.seksay@rocklandtrust.com
If to SEI Trust:
SEI Private Trust Company
Attention: General Counsel
One Freedom Valley Drive
Oaks, PA 19456
12.02. Counterparts. This Agreement may be executed in any number of counterparts and any party hereto may execute such counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts taken together will constitute but one and the same instruments. This Agreement will become binding when one or more counterparts taken together will have been executed and delivered by the parties. It will not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.
12.03. Benefit of Agreement.
(a) This Agreement is for the sole and exclusive benefit of SEI Trust and Customer and will not be deemed to be for the direct or indirect benefit of the clients of customers of SEI Trust or Customer. The clients or customers of SEI Trust or Customer will not be deemed to be third party beneficiaries of this Agreement nor to have any other contractual relationship with SEI Trust or Customer, respectively, be reasons of this Agreement, and each party hereto agrees to indemnify and hold harmless the other party from any direct damages incurred by such party arising from claims of its clients and customers brought directly against the other party, including any attendant expenses and
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 15

Execution Version
130844
attorney’s fees, based on this Agreement or the service provided hereunder, provided, however, that nothing in this Section 12.03 shall prevent Customer from obtaining as an element of damages recoverable from SEI Trust under Section 9.01 or 9.02 reimbursement of amounts paid by Customer in whole or in partial settlement or satisfaction of any claim asserted against Customer by such clients or customers that are attributable (in whole or in part) to SEI Trust’s negligence, fraud or willful misconduct in breach of the performance of its duties as specifically set forth in this Agreement so long as (i) Customer shall have given SEI Trust written notice of the claim within 30 days after Customer first receives notice of the claim, and (ii) such settlement was approved in advance and in writing by SEI Trust (SEI Trust shall not unreasonably withhold its approval).
(b) Notwithstanding anything to the contrary in Section 12.03 (a), it is understood and agreed that Customers’ clients shall receive the services provided under this Agreement only through Customer and shall not contact SEI Trust directly. Customer’s clients, not being parties to this Agreement, shall not have an independent cause of action or any other direct rights or remedies hereunder.
(c) The legal relationship of SEI Trust to Customer is intended to be that of an independent contractor and not that of a joint venture, partner or general agency.
12.04. Assignment.
(a) SEI Trust and Customer will each have the right to assign or delegate all or part of its respective rights, responsibilities, or duties hereunder to any subsidiary of SEI Trust or Customer owned by such party as of the effective date of this Agreement upon the provision of prior written notice to the other party, but no such assignment or delegation will relieve such assigning or delegating party of its obligations under Section 4 hereof. Such assignment or delegation will be valid only so long as the assignee or delegatee remains a subsidiary of SEI Trust or Customer and in the event of any such assignment, SEI Trust or Customer will remain responsible for the acts of any such subsidiary. Except as otherwise provided herein, any other assignment, transfer, or delegation by either party (including, without limitation, any assignment, transfer, or delegation by operation of law in connection with a merger, consolidation, or as part of a sale of all or substantially all of the assets of such party or otherwise) will require the prior written approval of the other party hereto.
(b) Change in Control. A “Change in Control” shall mean: (i) a consolidation or merger of an entity, or its parent corporation, into, or with, any other entity not then an Affiliate of the original entity or its parent corporation, where the original entity, or its parent corporation, is not the surviving entity; (ii) a sale, transfer, or other disposition of all, or substantially all, of the assets of an entity, or its parent corporation, in a single transaction, or a series of related transactions, to any person or entity not then an Affiliate of the original entity or its parent corporation, or group of related such persons or entities; or (iii) the acquisition by any person or entity(ies) not then an Affiliate of the original entity or its parent corporation of beneficial ownership of at least fifty-percent (50%) of the outstanding shares of stock of an entity, or its parent corporation. A Change in Control shall not be considered an Assignment for purposes of this Agreement. In the event of a Change in Control of Customer, SEI Trust shall not be obligated to provide services under this Agreement to additional accounts of Customer’s successor in interest, without SEI Trust’s prior written consent.
(c) SEI Trust acknowledges that Customer’s wholly-owned registered investment adviser subsidiary, Bright Rock Capital Management LLC, will also need access to the System and Licensed Products in connection with the receipt of Services for Customer’s Accounts. Accordingly, SEI Trust agrees that Bright Rock Capital Management LLC may use the System and Licensed Products for such purposes in connection such Accounts. Bright Rock Capital Management LLC shall comply with and be subject to all of the terms and conditions of this Agreement applicable to Customer in connection with such usage, and shall be deemed to have agreed to such terms and conditions by usage of the System and/or any of the Licensed Products. Customer shall cause Bright Rock Capital Management LLC, LLC to comply with such terms and conditions, and Customer shall be responsible if Bright Rock Capital Management LLC fails to comply with such terms.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 16

Execution Version
130844
12.05. Governing Law. This Agreement will be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to conflict of law provisions.
12.06. Force Majeure. No breach of any obligation of a party to this Agreement will constitute an event of default or breach to the extent it is made reasonably unavoidable by a cause, existing or future, that is beyond the control and without negligence of the party otherwise chargeable with breach or default, including without limitation: strike; lockout; flood; war; riot; failure of third party services, theft; earthquake or natural disaster, provided, however, that the party shall be obligated to perform to the extent possible under the circumstances. Either party desiring to rely upon any of the foregoing as an excuse for default or breach shall, when the cause arises, give to the other party prompt notice of the facts which constitute such cause; and, when the cause ceases to exist, give prompt notice thereof to the other party. This section shall in no way limit the right of either party to this Agreement to make any claim against third parties for any damages suffered due to said causes.
12.07. Headings. All section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.
12.08. Contents of Agreement. This Agreement and its Exhibits including the Conversion Plan and the three-party escrow agreement referenced herein, set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby. It will not be amended or modified except by written instrument duly executed by each of the parties hereto. Any and all previous agreements and understandings between the parties regarding the subject matter hereof, whether written or oral, are superseded by the Agreement.
12.09. Severability. In the event that any provision of this Agreement will be found in violation of public policy or illegal or unenforceable in law or equity, such finding will in no event invalidate any other provision of this Agreement.
12.10. Dispute Resolution.
(a) Each of SEI Trust and Customer shall appoint an “Executive Contact” who shall be the person responsible for participating in the dispute resolution process described in this Section 12.10. Each Executive Contact shall possess the requisite corporate power and authority to negotiate and implement, on behalf of the party he or she represents, a settlement of any dispute between the parties hereunder. Each of SEI Trust and Customer shall have the right from time to time to appoint a successor to its then current Executive Contact.
(b) Except as specified in Section 12.11, the following procedure will be adhered to in all claims, disputes, and controversies arising out of or relating to this Agreement. Either party to this Agreement must notify the other party of the nature of the claim, dispute or controversy with as much detail as possible regarding the dispute (a “Dispute Notice”). The administrators of the parties shall meet within ten days after the date that the non-sending party receives the Dispute Notice to attempt to reach an agreement about the nature of the dispute and a resolution of the dispute. If the administrators are unable to resolve the dispute within such time period, the Executive Contacts of the parties shall meet within thirty days after the date that the non-sending party receives the Dispute Notice in a good faith attempt to reach an agreement about the nature of the dispute and a resolution of the dispute. If the Executive Contacts cannot resolve the dispute within such time period or if the terms and conditions of the resolution or settlement of the dispute are breached, the dispute shall be resolved by arbitration pursuant to the provisions of Section 12.10(c) below. Pending resolution of any dispute covered by this Section 12.10(b) or Section 12.10(c) below, both parties will continue their performance under this Agreement including, without limitation, the payment of all amounts due to the other party that are not in dispute.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 17

Execution Version
130844
(c) Except as provided in Section 12.11, any claim, dispute, or controversy arising out of or relating to this Agreement that is not resolved in accordance with the provisions of Section 12.10(b) will be submitted by the parties to arbitration by the American Arbitration Association under the Commercial Arbitration Rules then in effect for that Association, as modified herein or by agreement of the parties. Any such arbitration shall be conducted in Boston, Massachusetts if such arbitration is filed by SEI Trust against Customer or, in Philadelphia, Pennsylvania if such arbitration is filed by Customer against SEI Trust. Each party irrevocably and unconditionally consents to the jurisdiction of any such proceeding and waives any objection that it may have to personal jurisdiction or the laying of venue of any such proceeding. The parties will cooperate with each other in causing the arbitration to be held in as efficient and expeditious a manner as practicable. Each party will choose one arbitrator within thirty days of receipt of the notice of intent to arbitrate. Within sixty days of receipt of the notice of intent to arbitrate, the two arbitrators will choose a neutral third arbitrator who will act as chairman. If no arbitrator is appointed within the times herein provided, or any extension of time which is mutually agreed upon, the Association will make such appointment within thirty days of such failure. Any award rendered by the arbitrators shall be final and binding upon the parties hereto. Judgment upon the award may be entered in any court of record of competent jurisdiction. Nothing herein shall prevent the parties from settling any dispute by mutual agreement at any time.
12.11. Equitable Relief. Each party acknowledges and agrees that either (i) Customer’s or SEI Trust’s violation of the provisions of Section 11.01 and/or 11.05 or (ii) Customer’s violation of the provisions of Section 5.01 and/or 5.04 may cause immediate and irreparable harm to the non-breaching party for which money damages may not constitute an adequate remedy at law. Therefore, the parties agree that, in the event Customer or SEI Trust breaches or threatens to breach said provisions or covenants, the non-breaching party shall have the right to seek, in any court of competent jurisdiction, an injunction to restrain said breach or threatened breach, without posting any bond or other security.
12.12. Survival. The following shall survive the expiration or termination of this Agreement (a) the provisions of Sections 3.04, 4.01, 5.04, 8, 9, 10, 11, and 12; and (b) any other provisions necessary to interpret the rights or obligations of the parties hereunder and which by their nature are to survive such expiration and termination of this Agreement.
12.13. Exhibits. The Exhibits listed below are attached hereto and incorporated herein by reference:

Exhibit A	Definitions
Exhibit B	Services
Exhibit C	Custodial Services
Exhibit D	Fee Schedule
Exhibit E	Service Standards and Guidelines
Exhibit F	Record Retention
Exhibit G	Secretary’s Certificate
Exhibit H	Contractual Performance Standards
Exhibit I	Descriptions and Additional Provisions For Licensed Products
Exhibit J	Three Party Escrow Agreement
Exhibit K	Other Monitored Services
Exhibit L	Deconversion Services
Exhibit M	Statement Issues
EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS READ THIS AGREEMENT, UNDERSTANDS ITS TERMS, AND AGREES TO BE LEGALLY BOUND HEREBY.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 18

Execution Version
130844
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in their respective names by their duly authorized representatives as of the Effective Date.

ROCKLAND TRUST COMPANY	SEI PRIVATE TRUST COMPANY
BY: _____________________________ Name:	BY: _______________________ Name:
Title:	Title:
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 19

Execution Version
130844
EXHIBIT A
DEFINITIONS
(1)	“Accounts” means all of the accounts of Customer for which SEI Trust provides Services under this Agreement. However, the term “Accounts” excludes any accounts of Customer which Customer acquired from another adviser or financial institution which acquired accounts are required to use another system other than SEI’s System until such acquired accounts are converted to SEI’s System.

(2)	“Affiliate” means, when used with respect to a Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with the subject Person.

(3)	“Assets” includes Securities, Funds, and Cash held in an Account. The term “Assets” may also include all Securities held on behalf of Customer in an SEI Trust safekeeping and clearing account with a sub-custodian or securities depository including, but not limited to, the Depository Trust and Clearing Corporation (“DTCC”), the Federal Reserve Bank (“FRB”) and other sub-custodial agencies.

(4)	“Business Day” means each day on which the New York Stock Exchange and/or the Federal Reserve Bank is open for business.

(5)	“Cash” includes cash or cash equivalents including money market funds.

(6)	“Confidential Information” means (a) with respect to Customer, all Customer Client Data; (b) with respect to SEI Trust, the SEI Trust Proprietary Information and the provisions of this Agreement; and (c) with respect to each party, any of such party’s proprietary or confidential information, including, without limitation, technical data, trade secrets, know-how, business processes, product plans, product designs, service plans, services, customer lists and customers, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, and marketing, distribution or sales methods and systems, sales and profit figures or other financial information that is disclosed, directly or indirectly, to a party (in such capacity, the “Recipient”) by or on behalf of the other party (in such capacity, the “Disclosing Party”), whether in writing, orally or by other means and whether or not such information is marked as confidential. However, “Confidential Information” does not include any of the information that: (i) prior to disclosure by the Disclosing Party, was generally known to the public; (ii) after disclosure by the Disclosing Party, becomes known to the public through no act or omission of the Recipient or any of its representatives; (iii) the Recipient can demonstrate by written records was previously known by it or was independently developed by or for it without use of confidential information provided by the Disclosing Party; or (iv) is, or becomes available to the Recipient on a non-confidential basis from another Person that, to the Recipient’s knowledge, is not prohibited from disclosing such information to the Recipient by a legal, contractual or fiduciary obligation to the Disclosing Party.

(7)	“Control” means the direct or indirect ownership of at least 50% of the outstanding voting securities of a Person, or the right to receive over 20% of the profits or earnings of a Person, or the right to control the policy decisions of a Person.

(8)	“Custodial Services” means the custodial services identified in Exhibit C.

(9)	“Custom Work” means any and all custom programming, custom coding, custom software, custom interfaces, custom statements, and consulting (including, without limitation, the intellectual property rights included in or appurtenant to the foregoing) that SEI Trust may create or perform at Customer’s request and expense pursuant to an SEI Trust work authorization or other written agreement between the parties.

(10)	“Customer Client Data” means the confidential and proprietary data or information about Customer’s Clients, including any Nonpublic Personal Information, provided to SEI Trust by or on behalf of Customer pursuant to this Agreement.

(11)	“Customer’s Clients” means the clients or customers of Customer.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

MSA — Page 20

Execution Version
130844
(12)	“Documentation” means the standard user guides and operating manuals made available from time to time to Customer by SEI Trust.

(13)	“Fees” means the fees and other amounts payable by Customer pursuant to this Agreement including, without limitation, the fees and other amounts identified in Exhibit D, as such fees and other amounts may be adjusted from time to time in accordance with this Agreement.

(14)	“Funds” includes open-end mutual funds, collective trust funds and common trust funds. NOTE: SEI Trust provides services for (i) back-end load mutual funds and (ii) front-end mutual funds where the front end load has been waived and front-end load funds where the front-end load has not been waived.

(15)	“Gramm-Leach-Bliley Act” means the Financial Modernization Act of 1999, as the same may be amended from time-to-time, together with all regulations promulgated thereunder.

(16)	“Instructions” or “Instructed” means (i) a written Customer request, which is signed by any person authorized in Customer’s corporate resolution to issue such requests, which is delivered to SEI Trust in paper form, electronic form or through facsimile transmission; or (ii) in the event of a technical breakdown of the facsimile capability or electronic transmission capability at the site of Customer or SEI Trust, SEI Trust may accept an oral request or order issued by any person who is authorized by Customer in Customer’s corporate resolution to issue such instructions, providing such persons shall identify themselves with identification codes.

(17)	“Intellectual Property Rights” means any and all intellectual property rights, including, without limitation, patent rights, copyrights, trademarks, know-how and trade secrets.

(18)	“Law” means any federal, state or local law, statute, ordinance, charter, constitution, treaty, code, rule, or regulation, including common law.

(19)	“Marketable Assets” are defined as Securities and Funds which are listed on a national exchange or clearing facility (NYSE, NASDAQ, NSCC etc.) or for which a liquid market exists for trading purposes.

(20)	“Person(s)” means any corporation, partnership, limited liability company, joint venture, other legal entity or natural person.

(21)	“SEI Trust Proprietary Information” means the manuals, user guides, operating manuals, user documentation, business plans, business processes, software code, trade secrets, designs, concepts, discoveries, ideas, enhancements, improvements, inventions, systems, Custom Work and other confidential or proprietary information supplied or disclosed (whether before, on or after the Effective Date) by or on behalf of SEI Trust to Customer in connection with this Agreement including, without limitation, the Documentation, the System and the Licensed Products.

(22)	“Securities” includes DTCC eligible municipal, corporate, and asset backed fixed income instruments, collateralized mortgage obligations (“CMOs”), equities, closed-end mutual funds and American Depository Receipts (“ADRs”); financial instruments issued by either the U.S. Treasury or agencies of the federal government; mortgage pools; commercial paper; repurchase agreements; covered call options; and international equities and fixed income instruments that are settled through SEI Trust’s Global Custodian. The term Securities specifically excludes: limited partnerships, private placements, promissory notes, guaranteed investment contracts (“GICs”), restricted stock, royalty/lease contracts, banker’s acceptance notes, master notes, savings bonds; bank deposit products; state and local government series (“SLGS’s”); or derivative investments such as options (other than covered calls) and futures.

(23)	“Services” means (a) the services identified in Exhibit B and C to be delivered by SEI Trust to Customer and (b) the services described elsewhere in this Agreement to be performed by SEI Trust in accordance with and subject to the provisions of this Agreement.

(24)	“System” means the Trust3000 system or other systems utilized by SEI Trust (subject to Section 2.02) from time to time in connection with the Services.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit A — Page 2

Execution Version
130844
(25)	“Term” means the Initial Term and any Renewal Term(s).
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit A — Page 3

Execution Version
130844
Exhibit A-1
(Insurance Requirements)
Commercial General Liability on an “occurrence” basis in an amount not less than $1,000,000 each occurrence, $2,000,000 aggregate;
Excess/Umbrella Liability Coverage on an “occurrence” basis in an amount not less than $5,000,000 per occurrence, $10,000,000 aggregate;
“Special Form” Business Property Insurance covering SEI Trust’s buildings, business personal property and loss of business income, with guaranteed replacement cost coverage.
Each of the above-referenced insurance coverages shall be evidenced by delivering Customer, upon Customer’s request, a Certificate of Insurance showing the coverage(s), insurers, limits, policy numbers and expiration dates, and such evidence of insurance shall be supplied on an annual basis upon Customer’s request.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit A — Page 4

Execution Version
130844
EXHIBIT B
ACCOUNT SERVICES
ROLES AND RESPONSIBILITIES
I            ASSET PROCESSING AND TAX REPORTING SERVICES
NOTE: SEI Trust is under no duty to supervise Customer’s investments, or to advise or make any recommendation to Customer with respect to the purchase or sale of any Securities, Funds or Cash investments.
NOTE: With respect to Assets to which information regarding pricing, calls, dividend announcements, corporate reorganizations and similar events are not regularly made public in media generally available, SEI Trust’s responsibility is limited to safekeeping without any duty to value, detach coupons, present for conversion or redemption, or take similar action affecting such Assets, except upon receipt of authorized Instructions from Customer.

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
1. CORE TRUST APPLICATION
Core	System	• Identify any additional, specific code requirements. • Advise SEI Trust of any unique code requirements.	• Provide access to the most current release of System throughout the term of the Agreement. • Provide documentation on current System releases.
• Utilize model bank codes reflecting industry standard practices.
• Customize codes as required.
• Confirm impact of codes on statements, processing environment, custom requests, etc.

•    Provide access to the System processing environment for on-line processing during the hours of 7: 00 am — 7:00 pm Eastern Time (ET) Monday — Friday, excluding Customer holidays, Saturdays and Sundays.

2. CUSTODY AND SECURITY PROCESSING
Core	Custody and Clearing		• SEI Trust will keep Customer’s Assets safely in accordance with its standard procedures.
• SEI Trust will hold Securities in an SEI Trust account at a depository, clearing or custodial institution, which may include DTCC, FRB or other custodial and clearing institutions.
• SEI Trust will provide custody
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 1

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services

for physical Securities, while such Securities are in transmission from or to DTCC, FRB or other sub-Custodians.

3. ASSET SERVICES
Core	Asset Setup and Maintenance
•   Provide indicative data on any non-Marketable Assets to SEI Trust.
•   Provide Instructions to SEI Trust for initial Asset set-up on System.
•   As required by SEI Trust or Special Third Party Vendors, enter into direct agreements with Special Third Party Vendors to receive and use data, reference, pricing, or similar information provided by such Special Third Party Vendor through SEI Trust.
• Receive Asset indicative data from Special Third Party Vendors for Marketable Assets. • Establish Asset data in the asset master file on System. • Periodically update Asset indicative data

Core	Asset Pricing	• Review aged pricing reports and provide pricing on any non-Marketable Assets or unpriced Assets to SEI Trust. • Determine disposition of worthless Assets.	• Receive pricing information for Marketable Assets from Special Third Party Vendors. • Post Marketable Asset prices to System. • Provide aged pricing reports to Customer.

•    Manually post non-Marketable Asset prices and prices for other Assets provided by Customer to System on receipt of Instructions from Customer. (Customer acknowledges and agrees that SEI Trust is entitled to rely on such prices as provided by Customer and shall not verify, and has no obligation to verify any such prices provided by Customer.)

• Remove worthless Assets from Accounts on receipt of Instructions from Customer.

4. SECURITIES PROCESSING
Core	Trading
•   Enter trade orders on System.
•   Place trade with outside broker and notify SEI Trust of trade allocation through supported industry trade routing facility.
•   Affirm trades through supported industry trade routing facility.

•   Pend trades to System based on receipt of notification from supported industry trade routing facility (as of the Effective Date, DTCC ID confirms and SWIFT messages are supported). For trades to pend, notification must be in good form with all required information.

NOTE: As of the Effective Date, the SWIFT message types that are supported are inbound Settlement Instructions (MT540, MT541,
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 2

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
MT542, MT543); and Settlement Confirmations and Cancellations (MT544, MT545, MT546, MT547).

Core	Securities Settlement	• Assist with issue resolution on failed trades. • Notify investment managers of SEI Trust’s settlement delivery instructions.	• Settle trades in Account on contractual settlement date — when affirmed by Customer or investment manager and recognized by DTC as being affirmed within industry guidelines (12:00 p.m. T+2).

•    Settle trades in Account on contractual settlement date for next day and same day trades when trades are entered within SEI Trust’s pre-established cutoff time of 2:00 p.m. and valid delivery instructions are provided. NOTE: SEI Trust has the right to exclude any trade from a client’s daily net settlement that does not settle, due to late and or invalid delivery instructions.

• Monitor and communicate failed trades with broker and/or Customer
• Notify Customer if problems arise with actual settlement at depositories or sub-custodians.
• Net settle activities with depositories or sub-custodians.
• Provide Customer with SEI Trust settlement instructions.

Core	Domestic Proxies
•   Indicate election of “account votes” or “bank votes” when establishing Account on System.
•   Perform periodic Account set-up and proxy control file audit.
•   Vote “bank votes” proxies as required.
•   Maintain proxy control file on System.
•   Monitor proxies sent to default addresses.
•   Set up interested party proxy tickler on System and designate whether to provide annual report.

•   Create proxy control file on System.
•    Process record date file received from third-party proxy notification vendor.
•    Qualify Accounts with proxy record date positions.
•   Send files with qualified list of Account positions to third-party proxy notification vendor.
•    Deliver, or cause to be delivered, to Customer all notices, proxies and proxy soliciting materials relative to such Securities.

NOTE: Neither SEI Trust nor any nominee of SEI Trust will vote any proxies of the Securities held hereunder by or for Customer. Proxies will be delivered without
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 3

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
indicating the manner in which such proxies are to be voted.

Core	Free Receipts
•   Provide SEI Trust with all required documentation to pend and settle free receipts into Accounts.
•   Provide SEI Trust with Instructions using the TIF or other SEI Trust approved forms as required by SEI Trust.
•   Provide assistance with exceptions as necessary.

•    Review documentation received from Customer including TIF, physical certificate, prior custodian statements, legal documents and taxlot information and notify Customer of any additional action and/or documentation required.
•    Post pending free receipt to the Account.

NOTE: Both parties will also comply with the roles and responsibilities as set forth in the then current documentation for the ACATS product and BSP Operating guide — Asset Transfers.
•    Monitor receipt of Securities at sub-custodian or depository.
•    Settle Securities and post into Accounts.
•    Provide custody for physical Securities, while such Securities are in transfer to DTCC, the FRB or sub-custodian agencies, as needed.

• Provide status reporting of activities.

Core	Free Deliveries
•   Provide SEI Trust with Instructions using TIF or other SEI Trust approved forms as required by SEI Trust.
•   Provide SEI Trust with all required documentation to complete free delivery.
NOTE: Both parties will also comply with the roles and responsibilities as set forth in the then current documentation for the ACATS product and BSP Operating guide — Asset Transfers.
•    SEI Trust will withdraw or deliver Securities in accordance with Customer’s Instructions.
•    Review documentation received from Customer and notify Customer of any additional action and/or documentation required.
•    Monitor delivery of Securities at sub-custodian or depository.
•    Remove Securities from Accounts.
•    Provide custody for physical Securities, while such Securities are in transfer from DTCC, the FRB or sub-custodian agencies, as needed.

Core	Income/Interest/ Paydowns	• Provide SEI Trust with supporting documentation to collect on claims as needed. • Post Dividend Reinvestment Plan (DRP) transactions as needed.
•    Monitor income/paydown announcement reporting services. SEI Trust will not be responsible for processing income/paydowns unless notice of such income/paydown is published in a financial reporting service to which SEI Trust subscribes.

• Receive and process income/interest/ paydown to Accounts.
• Monitor past due income/interest/ paydown and process claims as needed.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 4

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
NOTE: SEI Trust does not support DRP transaction processing.

Core	Corporate Actions Processing
•   Decide disposition of voluntary corporate actions and provide Instruction to SEI Trust prior to the SEI Trust response deadline.
•   Distribute corporate action notices to appropriate internal and external parties.

•    Monitor corporate action reporting services and notify Customer of receipt of notice by SEI Trust of corporate actions including, but not limited to, calls for redemption, tender offers, subscription rights, mergers, reorganizations or similar actions affecting the Securities held in the Accounts. SEI Trust will not be responsible for processing mandatory or voluntary corporate actions unless notice of such corporate action is published in a financial reporting service to which SEI Trust subscribes.

•    Should any Securities held in any depository or sub-custodian be called for a partial redemption by the issuer of such Securities, SEI Trust is authorized in its sole discretion to allot the called portion to the respective holders in any manner deemed to be fair and equitable in SEI Trust’s judgment.

• Post mandatory corporate actions to Accounts.

•    Notify Customer of voluntary corporate actions for decision and provide SEI Trust’s response deadline. SEI Trust is not responsible for the processing of voluntary corporate actions in cases where Instructions are not received from Customer prior to the SEI Trust response deadline.

• Process voluntary corporate actions as required based on responses received from Customer.
• Sell fractional shares resulting from corporate actions as needed and post proceeds to Account.

Core	Class Action Suits	• Determine participation in class action suit and notify SEI Trust. • Complete any required paperwork and timely forward same to SEI Trust.	• Inform Customer of class action suit notifications for which SEI Trust receives written notice from the claims administrator. • Determine which Accounts are subject to the class action and
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 5

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
notify Customer of same.
• Assist Customer as needed to complete required paperwork.
• Submit the class action per Customer instructions.
• Post settlement monies to Accounts as received from claims administrator.

NOTE: SEI Trust performs the above class action suit processing for Accounts to the extent SEI Trust maintains (per its record retention policy) the data relevant to designated class action period (as such period is defined in the class action notice).

Optional	Tax Reclaim Processing Services. [NOTE: At the time that SEI Trust commences offering this service, this service will be limited to DTCC Eligible Dividend Service (EDS) securities only.]
•    Provide any and all required information in connection with tax reclaim activities directly to the Special Third Party Vendor. Customer confirms that it has obtained any and all approvals from its clients and customers in connection with the reclaim of withheld amounts and SEI Trust’s deduction of amounts owed to SEI Trust and any third parties from funds in the applicable Accounts.

•     Provide the Tax Reclaim Processing extract to a Special Third Party Vendor (Globe Tax Services, Inc. or a successor tax reclaim processor as may be selected from time to time by SEI Trust) on each Business Day. The Tax Reclaim Processing extract will be comprised of a beneficial owner file and a record date file. The recovery of all tax reclamation amounts and all tax reclamation activity by the Special Third Party Vendor is deemed to be a Special Third Party Service.
•    Receive record date allocation of election(s).
•    Balance and submit election(s) to DTCC EDS.
•    Post income and available reclaim to entitled Account(s).

Core	Maturities Processing	• Provide SEI Trust with supporting documentation to collect on claims as needed.	• Settle maturity activities with depository or sub-custodian. • Post proceeds of maturity into Account and deliver Security position.

Core	Reconciliation	• Provide SEI Trust with assistance to resolve exceptions as necessary.	• Reconcile omnibus Securities positions to sub-custodian/depository daily.
• Reconcile omnibus Securities positions to Account positions weekly.
• Identify exceptions and process as appropriate.
• Periodically review aged items.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 6

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
5. MUTUAL FUNDS PROCESSING
Core	Trading
•   Enter trades into System or provide trade file to SEI Trust for upload into System.
•   Provide information for account setup with fund company as needed for initial Fund purchases, including dividend reinvestment instructions.
•   Designate dividend reinvestment method for Account on System.
•   In submitting instructions for the purchase, redemption or exchange of shares of Funds, Customer shall ensure that the transaction complies with (a) the terms of the applicable Fund’s then current governing documents, including without limitation, the prospectus, and statement of additional information, and (b) any policies and rules of the Fund, including, but not limited to, such Fund’s policies/rules concerning eligibility, redemption fees, frequent trading and closed funds.

•    Establish account with fund company for initial purchases.
•    Process NSCC/FundServ eligible trades via automated Fund trading platform.
•    Process NSCC/FundServ ineligible trades directly with fund company.
•    Monitor trade movements through System.
•   Identify exceptions and process as appropriate.

Core	Settlement	• Assist with issue resolution on failed trades.	• Settle trades in Account on contractual settlement date.
• Notify Customer if problems arise with actual settlement at fund company or NSCC/FundServ.
• Monitor and communicate failed trades to Customer.
• Net settle activities with NSCC/FundServ or fund company.

Core	Free Receipts
•   Provide SEI Trust with all required documentation to pend and settle Free Receipts into Accounts.
•   Provide SEI Trust with Instructions using TIF or other SEI Trust approved forms as required by SEI Trust.
•   Provide assistance with exceptions as necessary.
NOTE: Both parties will also comply with the roles and responsibilities as set forth in the then current documentation for the ACATS product and BSP Operating guide — Asset Transfers.
•    Review documentation received from Customer including TIF, physicals, prior custodian or fund company statements, legal documents and taxlot information and notify Customer of any additional action and/or documentation required.
•    Post pending free receipt to the Account.
•    Monitor receipt of Funds at fund company or NSCC/FundServ.
•    Settle Funds and post into Accounts.
•    Provide status reporting of activities.

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 7

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
Core	Free Deliveries
•      Provide SEI Trust with Instructions using the TIF or other SEI Trust approved forms as required by SEI Trust.
•      Provide SEI Trust with all required documentation to complete free delivery.
•      Provide assistance with exceptions as necessary.
•      Respond timely to ACAT requests

NOTE: Both parties will also comply with the roles and responsibilities as set forth in the then current documentation for the ACATS product and BSP Operating guide — Asset Transfers.
•      Withdraw or deliver Funds in accordance with Instructions.
•      Review documentation received from Customer and notify Customer of any additional action and/or documentation required.
•      Monitor delivery of Funds at fund company or NSCC/FundServ.
•      Remove Funds from Accounts.
•      Provide status reporting of activities.

Core	Corporate Actions Processing for Funds	• Provide SEI Trust with all assistance and documentation reasonably requested by SEI Trust in connection with the event.	• Execute appropriate changes to the Account to accommodate the event, all in accordance with SEI Trust’s standard procedures

Core	Income And Capital Gain Distributions
•     Designate dividend reinvestment instructions on initial Account purchases, and periodically as changes are requested.
•     Provide SEI Trust with supporting documentation to collect on claims as needed.

•     Monitor income announcement reporting services.
•     Pre-reconcile income and principal payments.
•     Post payments to Accounts.
•     Complete Fund dividend reinvestment transactions as needed.
•     Identify exceptions and process as appropriate.
•     Update dividend re-investment option as instructed by Customer.

Core	Automated Portfolio Realignment
•     Define and notify SEI Trust of options for portfolio realignment, including frequency.
•     For Non-SEI Fund portfolios, establish and maintain Portfolio Realignment models on System
•     Assign Portfolio Realignment designation at time of Account setup.
•     Review simulated (not-for-real) report and make any required corrections on System prior to actual (for real) Portfolio Realignment.

•     Establish automated realignment frequency on System.
•     For SEI Fund portfolios, establish and maintain Portfolio Realignment models on System.
•     Create simulated (not-for-real) report prior to actual Portfolio Realignment.
•     Perform automated Portfolio Realignment in accordance with Customer’s Instructions.

Core	Mutual Fund Reconciliation	• Provide SEI Trust with assistance and documentation, as needed, to resolve exceptions.	• Reconcile Account Fund positions to fund company, at minimum on a monthly basis. • Provide monthly position reconciliation report to Customer.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 8

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
• Identify exceptions and process as necessary. • Periodically review aged items.

Core	Short Term Redemption Fee Processing for Accounts where all participant level activity is housed on the System	• Notify SEI Trust of certain short term redemption fee exemptions when appropriate (i.e., hardship withdrawals).	• Identify trades subject to redemption fees. • Reverse a transaction and repost with redemption fee. • Forward proceeds and a report of all transaction subject to a redemption fee to the Fund

Core	Short Term Redemption Fee Processing for Accounts where all participant level activity is not housed on the System (“Aggregated Accounts”)
•     Supply SEI Trust the list of Aggregated Accounts (both initial and ongoing) that Customer is responsible for tracking short term redemption fees.
•     Monitor plan participant level trading activity to identify transactions eligible for redemption fee processing.
•     Place a redemption transaction at the plan level account on System to cover short term redemption fee, as applicable.
•     On the last business day of each month, supply SEI Trust with a redemption fee tracking report in the format required by SEI Trust (each, a “RFT Report”) that lists the affected Accounts and their corresponding trade date, trade amount and redemption fee amount. A sample RFT Report is available from SEI Trust upon request.
•     Reconcile the RFT Report to the redemption suspense account.
•     Reconcile errors of redemption fee payments. For errors in excess of $25, process reclaim for such amounts.
•     Respond to and resolve Fund inquiries.
•     Provide, upon request of SEI Trust or a Fund, a certification that Customer and each Third Party Administrator (“TPA”) tracking redemption fees have the ability to (a) determine transactions eligible for a redemption fee, (b) calculate and process the redemption fee

•     Code Aggregated Accounts on Trust 3000 System as “Record Keeper” accounts.
•     Open a redemption suspense account for Customer.
•     On the next business day after receipt of RFT Report, forward proceeds and the RFT Report to the applicable Fund as instructed by Customer in the RFT Report.
•     Refer Fund to Customer for inquiries.

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 9

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services

     and (c) process such redemption fee in accordance with this Agreement.
•     If Customer or TPA can not support the processing of redemption fees in accordance with this Agreement, Customer will inform the end client that it is prohibited from submitting orders for the affected Funds, and Customer will not accept instructions to purchase such shares from the end client.
•     Undertake any corrective activity related to incorrect redemption fee information.

Core	Market Timing processing for all Accounts where all participant level activity is housed on the System	• Receive notification from SEI Trust that account transaction was identified as market timing, and a stop purchase was placed on account.
•     Monitor market timing report weekly to identify transactions eligible for market timing.
•     Notify Customer of transactions qualifying for market timing .
•     Notify the Fund of accounts qualifying for market timing and follow Fund’s direction.
•     If Fund authorizes SEI Trust to place a purchase restriction notify Customer.
•     Place purchase restriction and monitor until date purchase restriction can be removed.

Core	Market Timing Processing for Accounts where all participant level activity is not housed on the System (“Aggregated Accounts”)
•     Monitor Plan level accounts for market timing where the participant level activity is not on the Trust3000 System

•     Notify SEI Trust of participants that exceed the market timing threshold identified in the prospectus of the applicable Fund

•     Code Aggregated Accounts on System as “Record Keeper” accounts.
•     Receive participant level detail from Customer for participant level accounts that exceeded the market timing frequency.
•     Communicate violation to the Fund and follow directions from the Fund.
•     Communicate Fund direction to the Customer and execute instructions received from Fund.

Core	Roles and Responsibilities under Rule 22c-2
•     Code Accounts on the Trust3000 System as Individual (INDI), Plan or Omnibus (OMNI).
•     If Account is Plan or OMNI, code with appropriate BTRAC (UFS) number assigned by DTCC.
•     Contact Third Party Administrator and collect underlying participant transaction information, account information, tax payer identification

•     Process Fund requests.
•     Monitor all NSCC requests, response and reject reports.
•     Direct Customer to collect Transaction Data and forward Transaction Data to the Fund or SEI Trust as required.
•     Place “Stop Purchase” on Account if directed by the Fund.

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 10

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services

     number, and other data required by the Fund (collectively, “Transaction Data”).
•     Timely forward Transaction Data to SEI Trust or the Fund as directed by SEI Trust and in the format directed by SEI Trust.

6. CASH PROCESSING
Core	Cash Receipts	• Receive all Customer Client credits in Customer’s settlement GL or DDA, as required. • Process credits to Accounts.	• After System posting, include proceeds as part of Daily Net Settlement with Customer. • Provide Customer on-line access to SEI Trust’s DDA maintained for Customer.

Core	Cash Disbursements
•     Establish one time and recurring distribution records on System.
•     Ensure cash disbursement request is covered through available funds in Account (sweep or actual cash).
•     Confirm cash disbursements and post to Accounts as intended.

NOTE: SEI Trust reserves the right to charge Customer for overdraft fees at the then current rates.
•     Print and mail checks, in accordance with Cash Disbursement entries posted by Customer in System.
•     Process outgoing wires and ACH transactions, in accordance with Cash Disbursement entries posted by Customer in System.
•     Perform ARP services with SEI Trust’ relationship bank.
•     Process and mail ACH disbursement advices.

NOTE: SEI Trust mails all checks via US Postal service. Priority shipments will be sent using SEI Trust’s preferred carrier provider. Customer shall be responsible to reimburse SEI Trust for all priority mailing costs incurred by SEI Trust on Customer’s behalf. All priority mailing costs are subject to prevailing carrier rates

Core	Outstanding Check/Void Stop Payment Processing
•     Verify outstanding checks against System transactions.
•     Provide Instructions to SEI Trust regarding void/stop payments.
•     Request check reissues as necessary.
•     Contact payee to inform them of outstanding checks.
•     Escheat funds for outstanding checks to state agencies as required.

•     Provide Customer with a monthly list of stale and outstanding checks.
•     Reconcile outstanding checks to SEI Trust DDA.
•     Process stop payment/void requests in accordance with standards published in SEI Trust’s operating guide.

Core	Automated Daily Net Settlement Program	• Reconcile current day cash transactions to the settlement report • If necessary, correct transactions in System. • Communicate to SEI Trust any	• Create settlement reports and transmit to Customer. • Initiate daily net settlement wire, as necessary.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 11

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
adjustments to the settlement report. • Initiate or verify receipt of daily net settlement wire

Core	Cash Reconciliation
•     Reconcile Cash movement related transaction entries to Customer-maintained DDA account or general ledger account.
•     Work with SEI Trust to resolve cash exceptions in SEI Trust DDA.
•     Monitor Cash balances in Accounts, and resolve overdrawn cash balances.
• Reconcile cash movements to transactions. • Note: If Trust Funds outstanding are held in a client account, a BAI File is required • Provide Customer with list of differences daily.

Core	Automated Cash Sweep (Including Intra-Day)	• Activate Accounts for intraday sweep eligibility as needed. • Select standing sweep vehicle(s) or ACM Model(s).	• Establish automated sweep functionality on System. • Sweep excess Cash from Accounts into selected investment vehicle(s) on a nightly and intraday basis.
7. RETIREMENT BENEFIT PAYMENT SERVICES
Core	Retirement Benefit Payment Services (Scheduled and Non-Scheduled)
•     Establish the plan’s account(s) on the System
•     Manage relationships and strategic communication with plan sponsors
•     Handle participant and plan sponsor inquiries
•     Provide data entry of both non-financial and financial transactions when data is not eligible for file transfer or Internet self-service entry, if desired
•     Advise SEI Trust of all required reporting requirements or any other special processing requirements
•     Promptly notify SEI Trust of any participant death or other status change
•     Provide operational oversight by reviewing online management reports and notifying SEI Private Trust of any discrepancies or errors
•     Resolve all checks aged greater than 180 days
•     Retain all participant and plan benefit payment documentation as required by applicable law.

•     Receive and validate file transfers with account maintenance and/or payment transaction information
•     Provide data entry of both non-financial and financial transactions when data is not eligible for file transfer or self-service entry
•     Handle participant and plan sponsor inquiries, if requested
•     Verify check & memo information entered by SEI Trust
•     Generate verification reports
•     Approve final verification reports prior to check run
•     Process approved payments
•     Move funding for gross amount into DDA in a timely fashion but no later than requested payment date
•     Reconcile and balance DDA
•     Print checks
•     Control check numbers
•     Conduct quality assurance monitoring on all check and advice printing
•     Distribute / mail checks
•     Create ACH / EFT files
•     Create wire files
•     Create recon files
•     Create TRUST3000 files

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 12

Execution Version
130844

Core/
Optional		Customer’s Roles & Responsibilities	SEI Trust Services
• Maintain appropriate balancing and input controls • Assist, as necessary, with audit and audit reporting • Assist with exception resolution.

Included with purchase of Retirement Benefits Services	Tax Reporting and Filing Services	• Provide SEI Trust with tax withholding Instructions. • Ensure withholding information is correct. • Review Tax Status Reports for accuracy and notify SEI Trust of any discrepancies or errors
•     Calculate & withhold federal and state taxes as directed by Customer. [SEI Trust does not withhold, remit or report FICA, FUTA, local, city or other taxes that are beyond federal and state income tax.]

•     Issue appropriate year-end tax forms: 1099-R, 1099-DIV, 1099-INT, 1099-MISC, & 1042S)

•     Consolidate data for daily filings
•     Deposit federal and state taxes that were withheld at direction of Customer
•     Transfer funds to the appropriate taxing authorities
•     Prepare and file returns with federal & state agencies
•     Handle inquiries from taxing authorities
•     Prepare and file amended returns, as necessary
•     Maintain payment system with updated tax tables (current tax rates)

Included with purchase of Retirement Benefits Services	Mortality Search and SSN Audit Service	• Resolve discrepancies from information provided during SEI Trust’s periodic death audit	• Provide death audit report • Conduct periodic death audits

Included with purchase of Retirement Benefits Services	New Plan Set-ups
•     Provide SEI Trust with no less than sixty days notice prior to implementing a new plan (if possible)
•     Gather and submit all necessary data elements to SEI Trust
•     Assist in reviewing Participant Payment Register
•     Obtain plan sponsor “sign-off” and / or authorize SEI Trust to begin normal payment processing.

•     Review all new plan data entered by SEI Trust for completeness and accuracy
•     Convert data file into appropriate format and upload into pension payment system
•     If required, manual enter data into pension payment system
•     Perform sampling of data
•     Prepare trial balance and compare against register of previous service provider
•     Generate Participant Payment Register for review and sign-off

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 13

Execution Version
130844

Core/ Optional		Customer’s Roles & Responsibilities	SEI Trust Services
• Complete any necessary change requests
8. TAX REPORTING SERVICES

Core	Tax Reports	• Notify SEI Trust of timing for production of tax report jobs	• Provide a transaction report detailing account history from appropriate tax year-end.
		• Review OID exception reports and make corrections	• Provide gain/loss and qualified/not-qualified dividend reporting.

If Customer does not utilize the Scientific Amortization and Accretion (“SAA”) product, SEI Trust shall:
• Produce annual exception reports for OID
• Produce annual OID adjustment reports.
• Send OID reports to tax provider or Customer as requested.

If Customer utilizes SAA, SEI Trust shall:
• Produce monthly exception reports for OID.
• Produce Monthly report of SAA calculations.
Core	MLP Reporting	• Review MLP exception reports and make account corrections	• Provide data interface to MLP service provider

Special Third-Party Vendor Services
• Provide Customer MLP registration filing
• Produce exception reports

Optional	Forms and Tax Letter Production
•     Review transaction exceptions identified on worksheets received from Special Third Party Vendor periodically throughout the year.
•     Notify SEI Trust and/or the Special Third Party Vendor of necessary corrections.
•     Provide approval to Special Third-Party Vendor providing tax services to release final tax forms and tax letters to print.
•     Provide direction to Special Third Party Vendor regarding form reprints, which may include cases where an income reallocation factor was received after the initial tax form production.

•     Provide income reallocation factors to Special Third-Party Vendor at year-end, as factors become available. Note: additional fees shall apply to Non-1099 related factors.
•     Address general tax form related questions from Customer, as required.
•     Make any necessary corrections to assets on System as notified by Customer, following Customer’s review of transaction exception reports.
•     Facilitate communication with Special Third-Party Vendor throughout form, tax letter and

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 14

Execution Version
130844

Core/ Optional	Customer’s Roles & Responsibilities	SEI Trust Services
• Distribute tax forms to intended recipients, according to IRS guidelines.
•     Respond to tax related inquiries from Customer’s Clients, IRS and other governmental agencies.
•     Provide approval to Special Third Party Vendor providing tax services to release final forms for electronic tape filing with IRS.
•     Resolve all “B-Notice” exceptions with IRS.
•     Resolve quarterly estimated tax due reports.
•     Request run of quarterly estimated tax due and transaction job.
•     Customer shall communicate directly with the Special Third Party Vendor throughout form, tax letter and IRS filing production process. In addition, Customer shall be responsible for resolving Customer’s Clients Account specific issues.

NOTE: Customer may elect to utilize additional services related to form and tax letter processing. Customer is responsible for all costs associated with such services.
IRS filing production process. • Process quarterly estimate balance due files from Tax Provider at the Customer’s request. Special Third-Party Vendor Services:

•     Provide Customer with one administrative workstation system logon, for access to third-party tax service provider’s tax processing system.
•     Provide access to tax data for 48 months via Workstation.
•     Provide Customer with initial training on Workstation, along with all pertinent product documentation.
•     Periodically provide Customer with transaction exception reports.
•     Make necessary corrections via the Workstation as notified by Customer, following Customer’s review of transaction exception reports.
•     Assist in tax interface (“bridge”) problems or questions.
•     Scrub data and prepare forms
•     Print forms and tax letters with custom logo upon receipt of authorization from Customer.
•     Ship forms and tax letters in bulk to Customer.
•     Archive data to CD-ROM after 48 months (2 copies to Customer).
•     Upon authorization from Customer, create and file tapes with the IRS with required form data (provided if necessary).
•     For 1099/5498 forms: Provide tax processing of up to 15 sub-accounts tied to the main or master account.
•     For non-1099/5498 forms: Provide tax processing of up to 2 sub-accounts tied to the main or master account.
•     Provide Out-of-State municipal Interest (OSMI) reports, if applicable, however, such

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 15

Execution Version
130844

Core/ Optional		Customer’s Roles & Responsibilities	SEI Trust Services
service is optional and additional fees shall apply.

Core	Tax Bridge	• Maintain account, position and transactional data necessary to produce accurate tax reporting.	• Bridge data to tax vendor using SEI Trust standard utilities (1041, 1099, 5498, 990 and 5227 records only).

• Provide tax department or vendor with information needed to produce appropriate tax forms and returns for bridged accounts.

NOTE: For tax form production services, other than service included in this Agreement, Customer is required to execute a separate agreement directly with third-party tax services provider and work with the vendor for form questions and production.
     9. GLOBAL CUSTODY PROCESSING SERVICES
TIER 1 and TIER 2 — USD BASED GLOBAL SECURITIES PROCESSING, NO LOCAL VALUES, NO CURRENCY, NO GLOBAL PROXY VOTING, LIMITED COUNTRIES.
TIER 3 — USD BASED GLOBAL SECURITIES PROCESSING, ALLOWS FOR A FULLY DISCLOSED SEGREGATED ACCOUNT TO BE MAINTAINED AT THE GLOBAL CUSTODIAN FOR AN INDIVIDUAL INVESTOR, GLOBAL PROXY VOTING AVAILABLE, EXCLUDES CURRENCIES.

Core/		Customer’s Roles &	SEI Trust Roles &	Tier	Tier	Tier
Optional		Responsibilities	Responsibilities	1	2	3
Optional	Global Custody and Clearing		• SEI Trust will maintain an account with its global custodian, who will hold SEI foreign securities through its sub-custodian network.	✓	✓	✓

• If individual accounts require additional service (global proxy), then these accounts will be fully disclosed at the global custodian.

Optional	Global Asset Setup and Maintenance	• Provide indicative data on any non-Marketable Assets to SEI Trust. • Provide Instructions to SEI Trust for initial Asset set-up on System.	• Receive Asset indicative data from Special Third Party Vendors for Marketable Assets. • Establish Asset data in the asset master file on the System.	✓	✓	✓

Optional	Global Asset Pricing	• Review aged pricing reports and provide pricing on any non-Marketable Assets or unpriced Assets to SEI Trust. • Determine disposition of	• Receive pricing information for Marketable Assets from Special Third Party Vendors. • Post Marketable Asset prices to System.	✓	✓	✓
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 16

Execution Version
130844

Core/		Customer’s Roles &	SEI Trust Roles &	Tier	Tier	Tier
Optional		Responsibilities	Responsibilities	1	2	3
worthless Assets.
•    Provide aged pricing reports to Customer.
•    Manually post non-Marketable Asset prices to System on receipt of Instructions from Customer.
•    Remove worthless Assets from Accounts on receipt of Instructions from Customer

Optional	Global Trading	• Provide trade instructions to SEI Trust. • Assist SET Trust to clear exceptions as necessary.
•     Enter trades into System. All trades entered as USD only.
•    Provide global custodian with trade settlement instructions.
•    Monitor trade activity and status.
•    Identify exceptions and process as appropriate.
				✓	✓	✓

Optional	Global Securities Settlement	• Assist with issue resolution on failed trades.	• Global custodian executes Fx.	✓	✓	✓
		• Notify investment managers of SEI Trust’s settlement delivery instructions	• Settle trades in Account on actual settlement date as provided by global custodian.
• Monitor and communicate failed trades with broker and/or Customer
• Notify Customer if problems arise with actual settlement at depositories or sub-custodians.
• Net settle activities with depositories or global custodian
• Provide Customer with SEI Trust settlement instructions.

Optional	Global Free Receipts	• Arrange detail of settlement with contra-broker.	• Review instructions to receive a non-US asset.	✓	✓	✓
		• Share SEI Trust’s local settlement instructions with contra-broker	• Notify Customer if additional details/documentation required.
		• Receive contra-broker’s local settlement instructions. • Provide SEI Trust will all required information	• Notify global custodian with trade details. • Monitor for receipt of non-US asset at global custodian.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 17

Execution Version
130844

Core/		Customer’s Roles &	SEI Trust Roles &	Tier	Tier	Tier
Optional		Responsibilities	Responsibilities	1	2	3
		to notify its global custodian to receive non-US assets.	• Settle securities and post into account.

Optional	Global Free Deliveries
•    Arrange details of settlement with contra-broker.
•    Share SEI Trust’s local settlement instructions.
•    Provide SEI Trust with all required information to notify its global custodian to deliver non-US assets.

•    Review instructions to deliver a non-US asset.
•    Notify Customer if additional details/document required.
•    Monitor for delivery of non-US asset at global custodian.
•    Settle securities and post distribution into Account.
				✓	✓	✓

Optional	Global Corporate Actions Processing
•    Communicate disposition of voluntary corporate actions from authorized parties and provide Instruction prior to the SEI Trust response deadline.
•    Distribute corporate action notices to appropriate internal and external parties.

•    Monitor corporate action reporting services and notify Customer of receipt of notice by SEI Trust of any corporate actions affecting the Securities held in the Accounts.
•    Should any Securities held in any depository or sub-custodian be called for a partial redemption by the issuer of such Securities, SEI Trust is authorized in its sole discretion to allot the called portion to the respective holders in any manner deemed to be fair and equitable in SEI Trust’s judgment.
				✓	✓	✓

• Post mandatory corporate actions to Accounts.

•    Notify Customer of voluntary corporate actions for decision and provide SEI Trust’s response deadline. SEI Trust is not responsible for the processing of voluntary corporate actions in cases where Instructions are not received from Customer prior to the SEI Trust response deadline.

• Process voluntary
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 18

Execution Version
130844

Core/		Customer’s Roles &	SEI Trust Roles &	Tier	Tier	Tier
Optional		Responsibilities	Responsibilities	1	2	3
corporate actions as required based on responses received from Customer.
• Sell fractional shares resulting from corporate actions as needed and post proceeds to Account.
• Any foreign cash payments resulted from corporate action events will be exchanged and posted to the Accounts in USD.

Optional	Global Income/Interest/ Paydowns	• Provide SEI Trust with supporting documentation to collect on claims as needed.	• Receive announcement from global custodian daily • Post appropriate USD income, less foreign tax withheld	✓	✓	✓
• Monitor income/paydown announcement reporting services.
• Income is posted upon actual receipt of payment from global custodian

•    SEI Trust will not be responsible for processing income/paydowns unless notice of such income/paydown is published in a financial reporting service to which SEI Trust subscribes, or has been notified by the global custodian.

• Receive and process income/interest/paydown to Accounts.
• Monitor past due income/interest/paydown and process claims as needed.

Optional	Global Maturities Processing	• Provide SEI Trust with supporting documentation to collect on claims as needed.	• Settle maturity activities with global custodian. • Post proceeds of maturity into Account and deliver Security position.	✓	✓	✓
• All maturity proceeds
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 19

Execution Version
130844

Core/		Customer’s Roles &	SEI Trust Roles &	Tier	Tier	Tier
Optional		Responsibilities	Responsibilities	1	2	3
will be exchanged and posted to the Accounts in USD.

Optional	Global Reconciliation	• Provide SEI Trust with assistance to resolve exceptions as necessary.	• Reconcile Securities positions to global custodian daily. • Reconcile Securities positions to Account positions weekly.	✓	✓	✓
• Identify exceptions and process as appropriate.

Optional	Tax Reclaim Processing for assets serviced by global custodian (requires long-forms service).	• Support reclaim vendor requests for client documentation	• Provide detail of global security positions to Third Party Vendor or global custodian for reclaim calculation • Post reclaim to accounts when received from vendor	✓	✓	✓

Optional	Global Proxies	• Vote proxy items on ADP ProxyEdge Lite website.	• Provide vendor or global custodian with position data to determine entitlement for proxy voting			✓

NOTE: Neither SEI Trust nor any nominee of SEI Trust will vote any proxies of the Securities held hereunder by or for Customer. Proxies will be delivered without indicating the manner in which such proxies are to be voted.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit B — Page 20

Execution Version
130844
ELIGIBLE COUNTRIES List for Tier 1, Tier 2 and Tier 3 (Note: Investments are limited to the countries and depositories that are then currently supported by the global custodian; as of the Effective Date, the list is as follows):
Tier 1 and Tier 2:

Argentina	Estonia	Kazakhstan	Nigeria	Sweden
Australia	Euroclear	Kenya	Norway	Switzerland
Austria	Finland	Latvia	Pakistan	Thailand
Belgium	France	Luxembourg	Philippines	Togo
Benin	Germany	Mali	Portugal	Trinidad & Tobago
Bermuda	Ghana	Mauritius	Russia	Ukraine
Botswana	Guinea Bissau	Mexico	Senegal	United Kingdom
Bulgaria (equities)	Hong Kong	Namibia	Singapore	Uruguay
Burkina Faso	Indonesia	Netherlands	South Africa	Zambia
Canada	Ireland	New Zealand	Spain	Zimbabwe
Croatia	Ivory Coast	Niger	Swaziland
Denmark	Japan (other than JGB’s)
Tier 3 — Countries identified with an asterisk (*) require full disclosure

Argentina	Czech Republic*	Ivory Coast	Niger	Swaziland
Australia	Denmark	Jamaica*	Nigeria	Sweden
Austria	Ecuador*	Japan (JGB’s)*	Norway	Switzerland
Bahrain*	Egypt*	Japan(not JGBs)	Oman*	Taiwan*
Bangladesh*	Estonia	Jordan*	Pakistan	Thailand
Belgium	Euroclear	Kazakhstan	Peru*	Togo
Benin	Finland	Kenya	Philippines	Trinidad & Tobago
Bermuda	France	Latvia	Poland*	Tunisia*
Botswana	Germany	Lebanon*	Portugal	Turkey*
Brazil*	Ghana	Lithuania*	Qatar*	Ukraine
Bulgaria (bonds)*	Greece*	Luxembourg	Romania*	United Arab Emirates*
Bulgaria (equity)	Guinea Bissau	Malaysia*	Russia	United Kingdom
Burkina Faso	Hong Kong	Mali	Senegal	Uruguay
Canada	Hungary*	Malta*	Singapore	Vietnam*
Chile*	Iceland*	Mauritius	Slovak Republic*	Venezuela*
China*	India*	Mexico	Slovenia*	Zambia
Colombia*	Indonesia	Morocco*	South Africa	Zimbabwe
Costa Rica*	Ireland	Namibia	South Korea*
Croatia	Israel*	Netherlands	Spain
Cyprus*	Italy*	New Zealand	Sri Lanka*
NOTE: SEI Trust’s Global Custody Processing Services offering is provided only for repatriated transactions on standard U.S. Dollar SEI System. Although SEI Trust can custody the assets within the specified markets, SEI Trust cannot hold local currency within any of the listed markets and all transactions are repatriated back into U.S. Dollars (including income, interest and maturity proceeds).
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 21

Execution Version
130844
II ADMINISTRATION SERVICES

Core/Optional		Customer’s Roles & Responsibilities	SEI Trust Services
1. ACCOUNT SERVICES
Core	Account Set-Up and Maintenance	• Establish account models on System. • Set up Accounts on System using account models. • Verify for accuracy and maintain account characteristics fields on System.	• Provide explanation of account characteristic fields on System.

Core	Automated Fee Processing
•    Set-up fee schedules on System.
•    Assign fee schedules to Accounts during the set-up process.
•    Establish frequency for automated fee jobs and notify SEI Trust.
•    Review fee report calculations and adjust account characteristic fields on System, as necessary.
•    Upon receipt, allocate fees to internal general ledger system.
• Provide fee reports to Customer. • Process fees and debit Accounts at designated periods. • Post proceeds to fee clearing (AUTOCOM) accounts.

Core	Axys Reconciliation
•    Assist in the research and resolution of outstanding reconciliation issues as requested by SEI Trust
•    Create Axys Performance Files (if utilizing Axys performance functionality).
•    Calculate and validate performance returns (if utilizing Axys performance functionality).
•    Edit Axys data as needed to ensure accurate performance (if utilizing Axys performance functionality).
• Research and resolve Dataport exceptions. • Research and resolve Axys Trade Blotter exceptions. • Reconcile Trust3000 positions to Axys positions.

Core	Moxy Reconciliation	Assist in the research and resolution of outstanding reconciliation issues as requested by SEI Trust
•    Every Processing Day:
•    Confirm that Advent nightstream is completed
•    Review status of load of data files to Moxy
•    If data files were not successfully loaded, research issue, attempt correction of issue, and re-load rejected files.
•    Review errors on Moxy import Event Log.
•    For each error type, utilize documented procedure to resolve
•    Re-Load taxlots
•    Execute Moxy Reconciliation process. Run SQL stored procedure to generate output.
•    Research and facilitate resolution of exceptions

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 22

Execution Version
130844

Core/Optional		Customer’s Roles & Responsibilities	SEI Trust Services

•    If an exception cannot be immediately resolved, place owning portfolio in ‘UNRECON’ group
•    Remove all in-balance portfolios from ‘UNRECON’ group
•    Continue to research and facilitate resolution of exceptions for out of balance portfolios
•    Once portfolios are in balance, remove them from ‘UNRECON’ group

2. CLIENT REPORTING

Core	Standard Trust Statement (Non-Graphical)
•    Define statement recipient information and establish on System.
•    Determine criteria for linking Accounts, if required.
•    Determine frequency of statement production.
•    Determine distribution method and notify SEI Trust: options include individual shipment of statements to recipient directly, bulk shipment of statements to Customer, or file transmission to Customer.

•    Establish automated statement production requirements.
•    Generate statements at period end.
•    Conduct quality assurance reviews, as required.
•    Print and distribute statements per distribution method provided by Customer.

Core	Advanced Trust Statement (Graphical)
•    Define optional statement parameters with SEI Trust’s guidelines.
•    Define statement recipient information and establish on System.
•    Determine criteria for linking Accounts, if required.
•    Determine frequency of statement production.
•    Determine distribution method and notify SEI Trust: options include individual shipment of statements to recipient directly or bulk shipment of statements to Customer.

•    Establish automated statement generation.
•    Generate statements at period end.
•    Conduct quality assurance reviews, as required.
•    Print and distribute statements per distribution method provided by Customer.

3. AUDIT/COMPLIANCE/REGULATORY

Core	Password and System Access
•    Provide list of representatives with specimen signatures of Customer representatives who are authorized to provide System access Instructions. Provide name, PIN and required functional access levels to SEI Trust for user access to the System.
•    Notify SEI Trust of any functional authorization changes or deletion of users.
• Establish and maintain user ID’s, passwords and functional access levels per Instructions provided by Customer. • Reset passwords per Instructions provided by Customer.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 23

Execution Version
130844

Core/Optional		Customer’s Roles & Responsibilities	SEI Trust Services
Core	Audit of Internal Controls & Procedures	• Request report through SEI Trust service team as needed.	• Provide Customer with SEI Trust’s SSAE 16 (or equivalent) annually or upon Customer’s request.

Core	OFAC Monitoring	FOR MONITORING ACCOUNT NAMES & ADDRESSES:	FOR MONITORING ACCOUNT NAMES & ADDRESSES:
NOTE: Customer retains primary responsibility for all OFAC monitoring and SEI Trust is providing only the assistance expressly set forth in this section of Exhibit B in connection with such OFAC monitoring. Nothing in this Section of Exhibit B relieves Customer of its obligation to maintain an Anti-Money Laundering Program in compliance with all laws applicable to it.
•    Provide all Account name, address and other records necessary to comply with OFAC and anti-money laundering laws and practices.
•    Screen all new account name and address records against the current OFAC lists.
•    Identify all “true positives.”
•    If “true positive” identified, notify OFAC within 10 days.
•    If “true positive” is identified freeze assets/block accounts as required and notify OFAC within 10 days.

FOR MONITORING DISBURSEMENTS:

•    Provide all Account name, address and other records necessary to comply with OFAC and anti-money laundering laws and practices.
•    Freeze assets / block accounts as required.

Assist with account name and address monitoring as follows:
•    Maintain most current OFAC list.
•    Screen Account name and address records against the most recent OFAC lists at least monthly.
•    Review “false positives” generated by screening.
•    If review indicates “true positive,” notify Customer of the situation.
•    Assist Customer with OFAC notification.
•    If “true positive” is identified freeze assets /block Accounts as required.

FOR MONITORING SEI TRUST GENERATED DISBURSEMENTS:

Monitor disbursements generated by SEI Trust as follows:
•    Maintain most current OFAC list.
•    Screen disbursements against OFAC list.
•    Review “false positives” generated by screening.
•    If “true positive” identified, block the disbursement transaction.
•    Notify OFAC and Customer of disbursement attempt.

Core	Audit/ Compliance/Regulatory Reporting	• Complete audit/compliance/regulatory policies and procedures based on internal and/or external guidelines.	• Provide SEI Trust standard reporting to Customer to assist with audit/compliance/regulatory policies and procedures.

Core	Business Continuity and Disaster Recovery Services	• Determine level of Customer participation in periodic testing.
•    Maintain business continuity and disaster recovery plan for SEI Trust services.
•    Conduct periodic disaster recovery tests.
•    Document test results, and provide results to Customer upon request.
•    Conduct regular data back-ups.

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 24

Execution Version
130844
III TELECOMMUNICATION

Core/Optional	Customer’s Roles & Responsibilities	SEI Trust Services
Telecommunication Circuit

Optional
•    Monitor circuit connectivity within Customer’s network.
•    Work with SEI Trust as required to resolve connectivity issues.
•    Provide dedicated, dial-up telephone line connected to modem for providing out-of-band access to the console ports of the SEI Trust provided equipment; the dial telephone line may be a POTS line, a Centrex line or a PBX extension with direct capability, but must be a “dedicated” analog line
•    Extend the Customer’s LAN to which the SEI Trust provided equipment is connected and provide appropriate media adapter/cables for connecting to its LAN
•    Extend all access circuits from the point where the Special Third Party Vendor Circuit Provider links on the Customer’s premises to the location where the SEI Trust provided equipment on the Customer’s premises is deployed
•    Coordinate with SEI Trust as it runs connectivity tests

•    Provide access to the System via a dedicated telecommunication circuit from Customer location to SEI Trust.
•    Conduct routine maintenance and monitoring of the telecommunication circuit from the SEI Trust data center up to and including the router entering Customer’s data center.
•    Use reasonable efforts to work with Special Third Party Vendor Circuit Providers (telecom carriers, local exchange carriers, alternate access vendors and others), but SEI Trust shall not be responsible for interruption to the Services caused by such Special Third Party Vendors or installation delays caused thereby.
•    If Customer requires a backup Circuit Provider for daily online traffic as well as Disaster Recovery purposes, SEI Trust will work with Special Third Party Vendor to establish alternate circuit (additional expense)

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 25

Execution Version
130844
IV CUSTOM PROGRAMMING

Core/Optional	Customer’s Roles & Responsibilities	SEI Trust Services
Custom Programming

Optional
•    Develop written outline and specifications of business requirement.
•    If work authorization meets Customer’s needs, approve and forward signed copy to SEI Trust.
•    Participate in testing process, including review of test output.
•    Sign-off on testing and approve implementation of program into the production environment.

•    Accept specifications from Customer for development of a custom program.
•    Provide quote/Work Authorization to Customer.
•    After Customer approves complete development of custom program per Customer specifications.
•    Coordinate testing of custom program.
•    Coordinate implementation of custom program.

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 26

Execution Version
130844
V. OTHER SERVICES
1. Electronic Statements
a. Description. The Electronic Statements (“eStatements”) solution makes certain end client statements available online for viewing, all as further specified in the Documentation. (Such statements shall be accessible for viewing via the StrataWeb Online Statements capability separately licensed by Customer.)
For those end clients that have elected delivery of eStatements, the eStatements solution supports delivery of e-mail notifications to such end clients, indicating that the statement is available on line for viewing, as well as delivery of post card notification of an invalid address (after a certain number of unsuccessful delivery attempts), all as further specified in the Documentation. The eStatements solution provides a means for the end client to update their Internet email address as further specified in the Documentation.
b. End Client Disclosures. As a condition to receiving the eStatements solution, Customer acknowledges and agrees that it (and not SEI Trust) is required to make all necessary disclosures to and secure all requisite consents from Customer’s end clients in connection with providing such end clients with eStatements. The eStatement solution provides Customer a means to make such disclosures and secure such consents, however, Customer is responsible for developing the terms of such disclosure and consent. Customer shall prepare and provide to SEI Trust the form disclosure and consent terms which Customer elects to use in connection with the electronic statement service, and which it requires SEI Trust to upload into the eStatement solution. SEI Trust will load the provided form disclosure and consent terms into the solution.
As part of the implementation process, SEI Trust may provide to Customer sample disclosure and consent terms. If SEI Trust provides such sample terms, Customer hereby acknowledges and agrees that such sample is provided for informational purposes only, and that SEI Trust is not providing legal or regulatory advice to Customer and such sample is not (nor intended to be) legal and regulatory advice. By providing to SEI Trust the form disclosure and consent Customer elects to use in connection with the eStatement solution, Customer represents that (a) it has not relied upon any sample provided by SEI Trust (even if Customer’s form is similar to any sample provided by SEI Trust), and (b) it has made its own independent determination (in consultation with legal counsel as it deems appropriate) that its form disclosure and consent is consistent with its legal and regulatory obligations and otherwise adequate for its purposes.
2. Business Integration Services — Repository.
Customer shall receive only the Repository component of Business Integration Services. The Repository is an information movement and management facility, which provides near real time replication of certain Trust 3000 settlement data into a Microsoft SQL Server relational database format, all as further described in the documentation. The Repository provides: (a) the ability to create Point-in-Time Copies at Set Batch, Avail and EOM; (b) the ability to apply available retroactive pricing to the EOM copy; (c) Market Value Views; and (d) Account Group Data (provided Customer has also purchase the Account Group Administration tool that is available through SEI Trust’s Enhanced Client Reporting solution). As part of the Repository, SEI Trust will deliver a single Microsoft SQL database to a single Customer location.
[Note: The Repository also supports certain additional functionality, that is available for an additional fee. This additional functionality is described in the documentation and includes, among other things, Trade Date View, available Accruals Data (as of Set Batch or Avail), certain other data and information not included in the Trust3000 data, and additional database deliveries or test databases. In order to access this functionality, Customer must provide SEI Trust written notice, and pay SEI’s then current prevailing rate for such additional functionality (such rate to be identified when Customer provides notice that it would like to purchase the additional functionality). SEI Trust will implement this additional functionality according to a project plan to be provided by SEI Trust.]
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 27

Execution Version
130844
VI. Shareholder Services and Account Maintenance Services to be provided by Customer
A. Definitions. As used in this Section entitled “Shareholder Services and Account Maintenance Services to be provided by Customer” of Exhibit B, the following terms shall have the definitions set forth below:
1.	“Client Shareholder” means a client of Customer that holds shares of one or more Mutual Funds either directly or through an omnibus position in the name of Customer.

2.	“Client Shareholders Account” means a Client Shareholder account that is processed hereunder on Customer’s database on the System.

3.	“Mutual Fund” means only the mutual funds identified in Section D below.

4.	“Mutual Fund Agent” means the Mutual Fund, the Mutual Fund’s investment advisor, distributor, transfer agent for a Mutual Fund, and the Mutual Fund’s designees or any combination of the foregoing with whom SEI Trust has entered into an agreement so that SEI Trust may provide Mutual Fund clearing services hereunder for Customer with respect to such Mutual Fund.
B. Services to be provided by Customer. Customer shall timely perform shareholder services and account maintenance services for Client Shareholders. The shareholder services and account maintenance services to be provided by Customer shall include:
1.	responding to Client Shareholder inquiries,

2.	assisting Client Shareholders in changing dividend options, account designations and addresses,

3.	dissemination of tax information and mailing program information to Client Shareholders,

4.	delivering to Client Shareholder(s) any reports and other documents provided to it by any Mutual Fund or its Mutual Fund Agent as Customer may be required to deliver under applicable Federal and state laws, rules, and regulations, or by Customer’s agreement with its Client Shareholder, provided that Customer has timely received copies of such reports and/or other documents,

5.	cooperating with Mutual Fund Agents in the solicitation and voting of proxies on behalf of the Mutual Funds according to Customer’s fiduciary responsibility or policy, and

6.	such other services and assistance as reasonably requested by SEI Trust from time to time.
C.	Fees for providing shareholder services and account maintenance services; Other representations of Customer.
1.	In consideration of Customer timely providing shareholder services and account maintenance services for Client Shareholders, as described above, SEI Trust hereby agrees to pay to Customer 100% of the record keeping and shareholder servicing fees, if any, collected by SEI Trust from each Mutual Fund in connection with Client Shareholder Accounts, net of all expenses incurred by SEI Trust. Such fees will be paid to Customer quarterly in arrears.
2.	Customer represents and warrants that it has the requisite authority under, and will, at all times, act in compliance with, all applicable laws, rules and regulations of any regulatory authority to which it is subject when receiving fees hereunder for providing shareholder services and account maintenance services to the Client Shareholders. Further, Customer shall provide all notices to, and obtain all consents from, its clients or customers that may be required in connection with its receipt and retention of fees under this Agreement.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 28

Execution Version
130844
3.	For Client Shareholder Accounts that are subject to the provisions of the Employee Retirement Security Income Act of 1974, as amended (“ERISA”), Customer represents and warrants that it has the requisite authority under, and will at all times act in compliance with, the requirements, prohibitions, and restrictions of ERISA and implementing Department of Labor regulations, interpretations, and determinations regarding ERISA to which it may be subject, including but not limited to, the Customer’s performance of shareholder services and/or account maintenance services and receipt of fees hereunder.
D. Mutual Funds
     Customer shall provide shareholder services and account maintenance services specified above for the following Mutual Funds:

Fund Family	CUSIP
AIM	00142C672
AIM	00142F600
AIM	008882888
AMERICAN	023375108
AMERICAN	023375405
AMERICAN	024071102
AMERICAN	024071409
AMERICAN	027681402
AMERICAN	097873103
AMERICAN	097873400
AMERICAN	140193103
AMERICAN	140193400
AMERICAN	140543109
AMERICAN	140543307
AMERICAN	140543406
AMERICAN	298706102
AMERICAN	360802409
AMERICAN	399874106
AMERICAN	399874403
AMERICAN	453320103
AMERICAN	453320400
AMERICAN	461308108
AMERICAN	648018109
AMERICAN	649280104
AMERICAN	831681101
AMERICAN CENTURY	024935405
AMERICAN CENTURY	024935504
BARON	068278100
BARON	068278209
BRANDYWINE	10532D107
CALAMOS	128119104
CALAMOS	128119765
COLUMBIA	19765J301
COLUMBIA	19765P588
COLUMBIA	19765P687
COLUMBIA	19765P695
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 29

Execution Version
130844

Fund Family	CUSIP
DAVIS	239080104
DAVIS	239080401
DREYFUS	261970107
DREYFUS	26202W209
EATON VANCE	277902813
EATON VANCE	277902847
EATON VANCE	277905865
EATON VANCE	277911822
EATON VANCE	277911830
EATON VANCE	277923306
EATON VANCE	27826L330
EATON VANCE	27826L561
FEDERATED	314172644
FEDERATED	314172677
FEDERATED	31420B805
FEDERATED	31420E403
FEDERATED	31420G101
FIDELITY	315807792
FIDELITY	315916767
FIDELITY	316146851
FRANKLIN TEMPLETON	353496805
FRANKLIN TEMPLETON	353612856
FRANKLIN TEMPLETON	354130106
FRANKLIN TEMPLETON	354723207
FRANKLIN TEMPLETON	35472P828
FRANKLIN TEMPLETON	355148107
FRANKLIN TEMPLETON	628380800
FRANKLIN TEMPLETON	628380842
FRANKLIN TEMPLETON	880196100
GOLDMAN SACHS	38143H373
LAZARD FUNDS	52106N715
LAZARD FUNDS	52106N764
MFS	55272P810
MFS	55273E509
MFS	552746877
MFS	552981300
MFS	552983801
MFS	552984700
OPPENHEIMER	68379A107
OPPENHEIMER	68380A104
OPPENHEIMER	68380T103
OPPENHEIMER	683940100
T ROWE PRICE	779547207
SELECTED	816221105
THORNBURG	885215657
ISI	89151D200
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 30

Execution Version
130844
Attachment One to Exhibit B
ADDENDUM REGARIDNG CUSIP INFORMATION
CUSIP Global Services (“CGS”) and the American Bankers Association (“ABA”) require persons who receive their intellectual property to agree to additional terms governing such property. Accordingly, to the extent Customer receives Special Third Party Services from the CGS and the ABA, Customer agrees to the following additional terms:
     1. Customer agrees and acknowledges that the CUSIP Database and the information contained therein is and shall remain valuable intellectual property owned by, or licensed to, CUSIP Global Services (“CGS”) and the American Bankers Association (“ABA”), and that no proprietary rights are being transferred to Customer in such materials or in any of the information contained therein. Any use by Customer outside of the clearing and settlement of transactions requires a license from CGS, along with an associated fee based on usage. Customer agrees that misappropriation or misuse of such materials will cause serious damage to CGS and ABA, and that in such event money damages may not constitute sufficient compensation to CGS and ABA; consequently, Customer agrees that in the event of any misappropriation or misuse, CGS and ABA shall have the right to obtain injunctive relief in addition to any other legal or financial remedies to which CGS and ABA may be entitled.
     2. Customer agrees that Customer shall not publish or distribute in any medium the CUSIP Database or any information contained therein or summaries or subsets thereof to any person or entity except in connection with the normal clearing and settlement of security transactions. Customer further agrees that the use of CUSIP numbers and descriptions is not intended to create or maintain, and does not serve the purpose of the creation or maintenance of, a master file or database of CUSIP descriptions or numbers for itself or any third party recipient of such service and is not intended to create and does not serve in any way as a substitute for the CUSIP MASTER TAPE, PRINT, DB, INTERNET, ELECTRONIC, CD-ROM Services and/or any other future services developed by the CGS.
     3. NEITHER CGS, ABA NOR ANY OF THEIR AFFILIATES MAKE ANY WARRANTIES, EXPRESS OR IMPLIED, AS TO THE ACCURACY, ADEQUACY OR COMPLETENESS OF ANY OF THE INFORMATION CONTAINED IN THE CUSIP DATABASE. ALL SUCH MATERIALS ARE PROVIDED ON AN “AS IS” BASIS, WITHOUT ANY WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE NOR WITH RESPECT TO THE RESULTS WHICH MAY BE OBTAINED FROM THE USE OF SUCH MATERIALS. NEITHER CGS, ABA NOR THEIR AFFILIATES SHALL HAVE ANY RESPONSIBILITY OR LIABILITY FOR ANY ERRORS OR OMISSIONS NOR SHALL THEY BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT OR INDIRECT, SPECIAL OR CONSEQUENTIAL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL THE LIABILITY OF CGS, ABA OR ANY OF THEIR AFFILIATES PURSUANT TO ANY CAUSE OF ACTION, WHETHER IN CONTRACT, TORT, OR OTHERWISE, EXCEED THE FEE PAID BY CUSTOMER FOR ACCESS TO SUCH MATERIALS IN THE MONTH IN WHICH SUCH CAUSE OF ACTION IS ALLEGED TO HAVE ARISEN. FURTHERMORE, CGS AND ABA SHALL HAVE NO RESPONSIBILITY OR LIABILITY FOR DELAYS OR FAILURES DUE TO CIRCUMSTANCES BEYOND THEIR CONTROL
     4. Customer agrees that (a) Customer’s access to the CUSIP Database and information contained therein may be withdrawn by SEI Trust upon termination of SEI Trust’s right to redistribute such information; and (b) the terms and conditions set forth in this Attachment One to Exhibit B shall survive any termination of its rights of access to the materials identified in this Attachment One to Exhibit B.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit B — Page 31

Execution Version
130844
EXHIBIT C
CUSTODIAL SERVICES
1.	Safekeeping/Clearing. SEI Trust will keep Customer’s Assets safely in accordance with SEI Trust’s standard procedures. SEI Trust is under no duty to supervise the Customer’s investments, or to advise or make any recommendation to the Customer with respect to the purchase or sale of any Assets or the investment of any cash. SEI Trust shall be obligated under this Agreement to provide custody for physical Securities, while such Securities are in transmission from or to Depository Trust Company or other subcustodians.

2.	Receipt, Delivery and Disposal of Securities. SEI Trust will effect purchases and sales of Securities and Funds in accordance with Customer’s Instructions. SEI Trust will take all steps reasonably necessary to collect the proceeds of Securities and Funds that are sold, redeemed or matured and will deposit the proceeds in accordance with SEI Trust’s standard procedures. SEI Trust will not be responsible for the collection of proceeds of Securities or Funds called for redemption or otherwise payable unless notice thereof is published in a national financial reporting service to which SEI Trust subscribes.

3.	Free Withdrawal of Assets. Securities and Funds may be withdrawn in accordance with Customer’s Instructions provided that such Instructions are in accordance with Section 7.01 of the main body of this Agreement, and also, in the case of Funds, in accordance with the relevant Fund’s governing documents.

4.	Withdrawal of Assets vs. Payment and Cash.
(a)	In connection with the sale of any Assets, SEI Trust will make delivery of such Assets only against payment therefor in federal funds or by certified or bank’s cashier’s check, provided that, consistent with customary practice at the place of delivery, SEI Trust may: (i) make delivery for inspection prior to settlement of sale at buyer’s location, upon delivery to SEI Trust of a proper receipt therefor, to a member of a registered national securities exchange or bank or trust company; and (ii) may accept as payment for such delivered assets an uncertified check of such an entity. In no event will SEI Trust be liable hereunder for not delivering Assets in accordance with the Customer’s Instructions where such delivery is withheld by reason of the purchaser’s inability or unwillingness to make a payment therefor in federal funds or by certified check or bank’s cashier check or as otherwise provided in this paragraph.

(b)	Any cash included in the Assets may be withdrawn in accordance with the Customer’s Instructions provided, however, that subject to a transfer or other disposition of Securities or Funds by bookkeeping entry, SEI Trust will make payments of cash to or from the account of Customer only: (i) upon the purchase of Securities or other Assets and delivery of such Securities or other Assets to SEI Trust in proper form for transfer; (ii) to such other bank(s) as Customer may designate by written Instructions from time to time; (iii) for payment in connection with the conversion, exchange or surrender of Securities or Funds included in the Assets. In making any cash payments, SEI Trust will first receive Instructions requesting such payment and in the case of a payment under item (iii) herein, such Instructions will, except as otherwise authorized pursuant to a resolution duly adopted by the Customer and provided to SEI Trust in accordance with Section 7.01 of the main body of this Agreement be in writing in accordance with such Section.

(c)	SEI Trust will promptly notify the Customer of all withdrawals from or deliveries to SEI Trust for Customer’s account hereunder in accordance with Section 7.01 of the main body of this Agreement.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit C — Page 1

Execution Version
130844
5.	Income Collection/Payment. SEI Trust will collect interest/dividends and post such interest/dividends per SEI Trust’s procedures. All funds will be transferred via federal funds or netted with other relevant account activities on the day they are posted by SEI Trust.

6.	Registration. As used herein, the term “Assets” will also include all Securities held on behalf of Customer and registered in the account of SEI Trust or SEI Trust’s subcustodian in securities depositories — including but not limited to the Depository Trust Company (“DTC”) — and book entry systems — including, but not limited to the Federal Reserve book-entry system (“Federal Reserve”), provided that, SEI Trust will provide Customer with the name of any subcustodian promptly following any appointment thereof hereunder and will at all times be fully responsible for all actions or omissions of subcustodian to the same extent as if such actions or omissions were those of SEI Trust.

7.	Cash Accounts. All cash received or held by SEI Trust as interest, dividends, proceeds from transfer, and other payments for or with respect to Securities and Funds will be deposited in accordance with SEI Trust standard procedures or remitted in accordance with properly authorized instructions. Cash distributions denominated in foreign currency will be converted into U.S. dollars to the extent possible. In effecting such conversion, SEI Trust may use appropriate methods or agencies, including SEI Trust’s facilities, at customary rates.

8.	Mortgage-Backed Assets. SEI Trust will collect paydowns on mortgage backed assets and post in accordance with SEI Trust’s standard procedures. SEI Trust hereby agrees to make every effort to ensure funds are collected and received on payable date. All funds will be transferred via federal funds or netted with other relevant account activities on the day they are posted by SEI Trust..

9.	Security and Fund Settlements. SEI Trust will promptly effect purchases and sales of the Assets in accordance with Customer’s Instructions from time to time and will take all steps necessary to collect the proceeds of any Assets which are sold, redeemed or which have matured and will promptly deposit said proceeds in accordance with SEI Trust’s standard procedures provided that SEI Trust will not be responsible for the collection of Assets called for redemption or otherwise payable (other than by reason of sale or other disposition by SEI Trust) unless notice thereof is published in national financial reporting services to which SEI Trust subscribes or notice is otherwise received by SEI Trust. SEI Trust will not be under any duty to advise or recommend any sales or purchases of Assets for Customer’s account.

10.	Notifications. SEI Trust is to promptly notify the Customer of receipt of notice by SEI Trust of any call for redemption, tender offer, subscription rights, merger, consolidation, reorganization or recapitalization or similar proceeding affecting the Securities SEI Trust custodies for Customer, and will take such action in respect thereto as may be directed by the Customer. SEI Trust will have no duty or responsibility to notify the Customer of any calls for redemption which do not appear in standard financial publications. Should any Securities held in any depository be called for a partial redemption by the issuer of such Securities, SEI Trust is authorized in its sole discretion to allot the called portion to the respective holders in any manner deemed to be fair and equitable in SEI Trust’s judgment.

11.	Voting and Other Actions. Neither SEI Trust nor any nominee of SEI Trust will vote any of the Securities and Funds held hereunder by or for the Customer, except in accordance with authorized instructions. SEI Trust will deliver, or cause to be executed and delivered, to the Customer all notices, proxies and proxy soliciting materials relative to such Securities and Funds, such proxies to be executed by the registered holder of such Securities and Funds (if registered otherwise than in the name of the Customer), but without indicating the manner in which such proxies are to be voted.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit C — Page 2

Execution Version
130844
12.	Other. SEI Trust’s responsibility is limited to safekeeping without any duty to value, detach coupons, present for conversion or redemption or take similar action with respect to Securities which have been privately placed, letter stock, certificates of interest or participation in real estate, or other securities as to which information regarding calls, dividends, corporate reorganizations and similar events is not regularly made public in media generally available.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit C — Page 3

Execution Version
130844
EXHIBIT D
FEE SCHEDULE
Customer agrees to pay for the services and products in accordance with the following schedule. If Customer elects to discontinue the use of any service or product listed below, Customer shall remain responsible for the fees associated with such product or service for the Term of this Agreement.
1.	Back-Office Services.
The Monthly Back-Office Services Fee shall be calculated as follows:

Trust Account Fee[1]	Market value less than $***	*** basis point/month

Jumbo Trust Account Fee[2]	Market value greater than or equal to $****	*** basis point/month

Mutual Fund Only Account Fee[3]		$***/Account/month

*	Market value for an Account will be calculated based on end of month values.
With respect to Back-Office Services provided hereunder, other than those that are separately itemized elsewhere in this Agreement (including this Exhibit), Customer agrees to pay SEI Trust monthly, the greater of (i) the actual fees for the Monthly Back Office Services Fee calculated in accordance with the foregoing schedule or (ii) a minimum monthly fee for Back-Office Services (the “Monthly Minimum Back Office Fee”) of $*****.

In the event Customer’s average account size for the Trust Account category shall fall at or between $****** and $****** per account, the Trust Account Fee shall increase to *** basis points / year or *** basis points/month. In the event Customer’s average account size shall fall below $****** per account, the Trust Account Fee shall increase to *** basis points / year or *** basis points/month. This does not apply to Mutual Fund Only accounts or Jumbo Trust Accounts. SEI Trust will determine the average account size on a monthly basis based upon the end of month values.

2.	Domestic Custody Services.

Per Issue Fee	*	*******
Depository/Book Entry System Transaction Fee*	*	*******
*includes all transactions except Paydowns

Pay Down Transaction Fee	*	*******
Physical Transactions	*	*******

Wire Fee (for in-coming or out-going wires)	$***/wire
Global Wire Fee (for in-coming or out-going wires)	$***/wire

Other Miscellaneous Fees:
Non-SEI Trust Money Market Sweep Fee	Included in Monthly Back Office Services Fee
Stop Payments Order on checks	$*** / stop payment
Rush Physical Securities Request	Then current pass through rate. (As of the effective date, the pass through rate is $***/Request.)

[1]	********

[2]	*****

[3]	******
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 1

Execution Version
130844
For the services listed above, transactions are defined to include the following: security purchases, sales, maturities, redemptions, additions (after initial transfer of account assets on day of system and custody conversion), pay downs, exchanges, conversions, withdrawals (including gifts and distribution of assets at termination of account), and the wire of funds not directly related to an immediate purchase.
As additional compensation, SEI Trust may receive and retain investment earnings on funds held in omnibus demand deposit accounts pending investment or distribution.
3.	Additional Custody Services (additional fees apply):
(1)	Global Custody Services. SEI Trust’s global securities services offering is defined as repatriated transactions in standard U.S. Dollar on the System. Although SEI Trust can custody the assets within the specified markets, SEI Trust cannot hold local currency within any of the listed markets and all transactions are repatriated back into U.S. Dollars, including Income, interest and maturity proceeds.

Investments are limited to the countries and depositories that are currently supported by SEI Trust’s global custodian as defined in this Agreement.
Global Custody Processing Services:

Monthly
Safekeeping
Fee (basis points
on Market Value
		Transaction	of global
	Per Account Fee	Fee	securities)[4]	Pass Through Fees*
Tiers 1 & 2	$*** / account / month	$** / trade	*** basis points	Per Pass Through Schedule
Tier 3	$*** / account / month	$**/ trade	*** basis points	Per Pass Through Schedule

*	Note: Pass Through Fees are subject to change with 30 days notice to Customer. Pass Through Fees for custody accounts in Tiers 1, 2 and 3 are at the prevailing rate of the global custodian, which are provided on a “pass through” basis to Customer. The current Pass Through Fees have been provided to Customer but are subject to fee changes, including increases imposed by the global custodian with 30 days notice to Customer. Out of pocket or actual fees are defined as any fees actually incurred by the global custodian and/or Special Third Party Vendor and are subject to change even if SEI Trust has provided Customer with an estimate of the fees.

[4]	An example of the Monthly Safekeeping Fee calculation:
Basis points = *** basis points billed monthly (** basis points annually)
Market value of $100,000,000 in global securities
Fee Calculation: $100,000,000 multiplied by .*** = $*** per month (or $***** per year).
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 2

Execution Version
130844

Pass Through Fee Schedule:
Global Custodian Annual safekeeping fee	Country Specific
Global Custodian Transaction fee	Country Specific
Market Entry fee	Country Specific
Additional fees	Out of Pocket

Global Proxy services: Account Set Up, Notification, Voting, Reporting	Actual fees incurred by Special Third Party Vendor.
Global Proxy Services: Miscellaneous Services, such as local country fees, meeting attendance, express deliveries, etc.	Global Custodian agents and Special Third Party Vendor out of pocket expenses.
(2)	Global Proxy and Tax Reclaim Services.
Note: Global Proxies are OPTIONAL with Tier 3 and Tax Reclaim Services are OPTIONAL with Tier 1, Tier 2 and Tier 3. Additional fees apply if Customer elects to utilize these services. The additional fees listed below are the fees in effect as of Effective Date. These fees are subject to change with 30 days notice to Customer.
(A)	Global Proxy Services. The prevailing rates in effect as of Effective Date for Global Proxy Services tariff are as follows:

Account Set Up Fee for ProxyEdge Lite (“PE Lite”)	$*** on-time charge for each set- up
Notification	$*** / each notification sent over PE Lite
Vote	$*** / each vote cast over PE Lite
Reporting over PE Lite	No Charge
Out of Pocket Expense	BNY agents and ADP out of pocket expenses are passed onto Customer. ADP expenses will be costs associated with meeting attendances and if express deliveries are required.
Notes:
•	The charge is applied to all markets where Customer’s end client may vote.

•	Notification and vote charges are not applied where there is an issuer pay arrangement. This is the case for the US market and a selective number of securities worldwide.

•	There is no charge for PE Lite except in the case of a US end client of Customer just voting US securities. If Customer uses ProxyEdge Lite for a US- only service (i.e. not as part of the global proxy service) it will be charged an annual fee of $5.00 per account with a minimum fee of $2,500.00 per annum.
(B)	Tax Reclaim Processing Services. Tax Reclaim Processing Services fees are subject to change with 30 days notice.
(i)	Tax Reclaims (EDS eligible) — includes securities that are eligible for DTCC Eligible Dividend Service (EDS).

Fee/Rate
Favorable rate reclaims	***% *
*calculated on the aggregate amount of favorable reclaim recovered
Certificate of Residency Forms	$*** per form
Exemption Letter	$*** per exemption letter
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 3

Execution Version
130844
(ii)	Long Forms Service[5]—includes securities that are non-EDS eligible and historical reclaim requests.

Fee/Rate
Set up fees — Incurred after $350 has been reclaimed	$*** one time fee per account
Annual Fees — Incurred after $350 has been reclaimed	$*** per year per account
Non Partnership accounts	***%*
Partnership accounts	***%*
Manual data (additional expense to standard fee if vendor is required to use non-electronic sources to determine qualified positions)	***%*
*calculated on the aggregate amount of favorable reclaim recovered
(iii)	IRS Form 8802 Application Fee.

First 20 certifications	Prevailing Rates
Each additional 20 certifications	$***
The IRS fee is applied for each application for form 8802. A single application may have multiple certifications. The IRS fee is non-refundable. The IRS may reject or suspend an application as follows:
Rejected application: If a request is Rejected by the IRS, the processing fee is non refundable. Rejections will be handled on a case-by-case basis. Below are examples of automatic rejections:
Ø If the entity is a Non Citizen

Ø A 3rd party rejection (ex: 3rd party has no authority to make a request for certifications on behalf of the beneficial owner)

Ø If one of the shareholders for an S-Corp is a nonresident
Suspended application: If a request is Suspended, Customer has 30 days from the date on the suspension letter to respond to the IRS. Customer will be notified promptly of such letter. If a response is not given within the 30-day grace period, the request will be automatically closed and the check will be non refundable. Below are examples of suspensions:
Ø If the entity has no return on file for the years requesting certification or if they have never filed a return

Ø If the name and/or tax identification number does not match what the IRS has on their database

Ø If a P O Box Address is used (Please note that the IRS will no longer accept a PO Box as a valid address)

Ø If the Mailing Address is different on the IRS database

Ø If the Pension Plan Number included on the 8802 form is incorrect
4. Mutual Fund Services.

Mutual Fund Per Position Fee[6]	*********
5. Reporting Services.

[5]	Long form reclaims for Non-Partnership and Partnership accounts will be submitted to local authorities after the gross reclaim amount exceeds $100.

[6]	For purposes of this Exhibit D, “Position” means each mutual fund position held in an Account.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 4

Execution Version
130844
Product Fees7:

a. Standard Trust Statements
Monthly Product Recurring Fee	*	*******
Production	*	*******
Shipping	Prevailing Rates

b. Advanced Personal Trust Statements

Installation Fee	Previously Installed
(Includes: 1 original format, plus consolidated version of original format)

Additional Formats	*	*******

Monthly Product Recurring Fee
All Accounts	*	********

Production	*	*******
Shipping	Prevailing rates

6. Telecommunication Services.
Except as set forth below, Customer will pay to SEI Trust any installation or maintenance expense associated with circuits, modems, and/or concentrators as shown below. Customer will pay for all price changes due to tariffs and any other charges relating to circuits, modems and/or concentrators that are in addition to the fees listed below.

Dedicated Circuit	Quoted at time of requirement
Pricing reflects the following:
Encryption Device	*	*******
512 KB Frame Relay Circuit	*	*******
Dial Back-up	*	*******
In the event Customer elects to modify or cancel a telecommunication service order during the Term of this Agreement, Customer must provide SEI Trust with written notice of such election. It is understood and agreed that such election shall be effective no earlier than ninety (90) days from SEI Trust’s receipt of written notice thereof. Customer further agrees that any additional charges incurred by SEI Trust as the result of Customer’s election shall be paid by Customer. Additional backup Circuit Providers for daily online traffic as well as Disaster Recovery are at Customer’s expense

TRUST3000ANYWHERE

License Fee	First * Seats	********
	Each Seat over *	$****/Seat/month
TRUST3000ANYWHERE, provides real time access via the Internet to certain functions on the TRUST 3000® System. In order to use TRUST3000ANYWHERE, Customer must have a JAVA™ — enabled Web browser capable of supporting 128-bit encryption and Internet connectivity. Through

[7]	Note: Production, Shipping, Handling & Mailing, etc. costs are not included; such fees are part of Output Processing Services covered in Section 10 below.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 5

Execution Version
130844
TRUST3000ANYWHERE, Customer may access its trust accounts, view account balances, view transaction activity, and purchase securities or mutual funds.
7. Licensed Products8.

a. Advent Office — Axys & Moxy:
Monthly Recurring Fee
First ** Seats	********
Next ** Seats	$****/Seat/month
Each Seat over **	$****/Seat/month

b. Customer StrataStation (CSS)
Monthly Recurring Fee
First ** Seats	********
Each Seat over **	$****/Seat/month

c. PerformanceStation
Installation Fee	$******** due upon installation
History Conversion Fee	$****** due upon project completion
Monthly Recurring Fee
First **** Accounts	$****/Account/month
Next **** Accounts	$****/Account/month
Each Account over ****	$****/Account/month
Additional Fee for Ultra Reports
For each Account designated to Receive Ultra Reports	$****/Account/month

d. StrataWeb
Monthly Recurring Fee
First ***** Seats	* **********
Each Seat over *****	$***/Seat/month

e. StrataWeb — On-line Statements
Installation Fee (APT Format)	Previously Installed
NOTE: Additional Custom Work charges
apply to EBR Online Statements and
SPECTR Online Statements. These fees will
be covered in a separate Custom Work
Authorization.
Formats: All formats currently set up for On-line	$*****/format
Statements are included. Charge for Each

[8]	The term “Seat” for purposes of this Exhibit D shall mean an individual authorized user having a distinct and unique user identification that identifies and authenticates such individual authorized user with respect to the applicable service or product. Distinct and unique identifiers may not be shared by users.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 6

Execution Version
130844

additional format:

Monthly Recurring Fee for Online Statements Page	*	********
(limited as stated below)

Online Statements Page — limited to the Statements checked below (check off included statements):

X APT Statement (note: in order to access this statement, Customer must already have APT statements)

____ Investor Statement (note: in order to access this statement, Customer must already have Investor statements________)

____ Quarterly Performance Report (note: in order to access this statement, Customer must already have Performance Station and the Quarterly Performance Report________)

____ EBR (note: in order to access this statement, Customer must already have EBR Reporting)

X SPECTR (note: in order to access this statement, Customer must already have SPECTR Statements)

f. StrataWeb Online Tax Forms
Monthly Recurring Fee
All Accounts	*	*******

g. SEI Archival Services
Monthly Recurring Fee
First 12 Seats	*	********
Each Seat over 12	$****/Seat/month

h. Trust Query
Monthly Recurring Fee	*	*******
8. Tax Reporting Services.
SEI Trust provides certain tax reporting services as described elsewhere in this Agreement. If Customer requires additional tax services offered by SEI Trust, then Customer agrees to pay for such additional tax services at SEI Trust’s then current prevailing rates. Additional Tax Services are provided as per Section 10 Output Processing Services below.

Core Tax Reporting Services Fee:
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 7

Execution Version
130844

Taxable Accounts[9]	*	*******
Tax Deferred Accounts[10]	*	*******

*	Upon Customer request, Additional Tax Services are available at SEI Trust’s then current prevailing rates. Examples of the additional services available are:
•	Taxable Accounts (1099) without tax letter

•	Other Tax Preparation Services and non-routine work

•	Accommodation Letters

•	Stuffing and Mailing (postage extra)

•	Change in Custom Logo

•	Additional Administrative Workstations

•	Tax Form Correction — Taxable Accounts or Tax Deferred Accounts

•	Additional form production for tax deferred account above 5 recipients per account

•	Additional CD ROMs

•	Selective Account Maintenance

•	Conversion from one accounting vendor to another
9.	Additional Products and Services.
a.	Retirement Benefit Payments Services

New Plan Set-up fees[11]:
New Plan participant set-up fee per	$****/participant (up to
occurrence	*** participants, with a minimum of
$**** per new plan)
New Plan participant set-up fee per	Prevailing Rates
occurrence over *** participants

Monthly Recurring Fees[12]
Scheduled Periodic Payments	$*** per payment
Non-Scheduled Payments (Lump-sum)	$*** per payment

Stop Payments	$*** per payment
Tax Form Preparation	$*** per tax form plus postage
Printing, Supplies, & Postage	Prevailing Rates

b. Electronic Statements

Installation Fee	Previously installed

Monthly Recurring Fee All Accounts	* *******

Post Card Notification	$***/postcard mailed to bounced e-mail

[9]	1099 Forms (Agency) with Tax Letter

[10]	1099R/5498. Additional charge applies for over 5 recipients per account.

[11]	Charge includes electronic conversion, input, Q/A, and reconciliation; manual conversions are quoted at prevailing rates. Note: These fees are charged each time a new plan is set up on the system.

[12]	Charge includes U.S. Federal & U.S. State Tax Reporting and ACH advice
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 8

Execution Version
130844

recipient
c. Business Integration Services — Repository
Installation Fee	$********, payable upon installation
Monthly License Fee	$******* per month
Monthly Per Account Fee	$***** per month
10.	Output Processing Services. At Customer’s request, SEI Trust will provide output processing services in lieu of direct transmission to the Customer’s facility. If output processing services are rendered, the fees for such services are in addition to the fees listed in other sections of this Exhibit. Output processing services include but are not limited to the production, printing, shipping and handling of output, such as statements, reports, and cd-roms as well as special forms purchase and inventory. Output processing services are provided at SEI Trust’s then current prevailing rates. It is further understood and agreed that some Special Third Party Vendors are utilized in connection with these output processing services and fees for such third party providers are subject to the provisions stated in this Agreement relating to Special Third Party Services. With respect to the output processing services listed below, the fees listed reflect the prevailing rates for the services as of the execution of this Agreement. If Customer elects to utilize an output processing service not listed herein, it shall provide SEI Trust with written notice and such service shall be provided at SEI Trust’s then prevailing rate.

Shipping, Handling , Postage Metering & other Mailing expense	Prevailing Carrier Rates, plus
15% Handling
Custom Form Design, Artwork or Logos requests	Prevailing Rates

Standard Trust Statements Production: (Non-graphical statements)
Cut Sheet Laser Printing Single Sheet only;	* *******
Shipping Handling & Mailing costs at prevailing rates

Graphical / Broker Style Statements Production:	* *******
Shipping Handling & Mailing costs at prevailing rates
Other Fulfillment (includes items such as inserting, sorting, stapling, stuffing, envelopes,	Prevailing Rates
etc.)
CD Rom Archival	Prevailing Rates
11. Training
Upon request of Customer, SEI agrees to provide 2 training days per year at no additional fee, except that Customer shall pay all applicable travel and living expense of SEI Trust personnel. Unused training days may not be carried over into another year. Customer must notify SEI Trust at least 60 days in advance of its desire to schedule such said training days. The schedule for training and topics of training shall be mutually agreed upon.

Travel and living expenses	Per applicable occurrence
12. Optional Services and Products
The following products and services are Optional Products and Services. As of the Effective Date of this Agreement SEI Trust is not providing these Optional Products and Services. SEI Trust shall commence providing these Optional Products or Services when the following two conditions are satisfied: (1) Customer provides written notice to SEI Trust that it is purchasing the product or service; and (2) the product or service is successfully implemented. If Customer provides written notice on or before
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 9

Execution Version
130844
July 1, 2012 of its election to purchase an Optional Product or Service, Customer shall pay the fees identified below for such product or service. If Customer does not make such an election on or before July 1, 2012, and later wants to use any such Optional Product or Service, Customer shall pay SEI Trust’s then prevailing rate for such product or service, and the Agreement shall be amended to reflect such then current prevailing rates.
a. Compliance Services

Installation Fee	*	*********
Compliance Services Base Fee	$********/month
Additional Per Account Fee
First ****** Accounts	*	********
Each Account Over *****	$****/Account/month
13. FEES NOT LISTED. Any fees and services not specifically listed in this Agreement or its schedules, or any products or services Customer may elect to license in the future, will be provided at SEI Trust’s then prevailing rate.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit D — Page 10

Execution Version
130844
EXHIBIT E
SERVICE STANDARDS AND GUIDELINES
This Agreement hereby incorporates SEI Trust’s most current Service Guidelines, which are available to Customer upon request.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit E — Page 1

Execution Version
130844
EXHIBIT F
RECORD RETENTION
1.	Systems Data.

Type	Retained for	Stored
DAILY	1 Month	On-site

WEEKLY	1 Month	Off-site

MONTHLY	3 Months	1 Month Off-site, then
2 Months On-site
2.	Special Data.

Type	Retained for	Stored
APPLICATION LOAD LIBRARIES, MONTHLY	18 Months	Off-site

APPLICATION LOAD LIBRARIES, END OF YEAR	7 Years	Off-site
3.	Client Data.

Type	Retained for	Stored
DAILY BACKUPS	15 Cycles	7 Calendar Days Off-site, then rest of 15 Cycles On-site

END OF MONTH SAVES*	18 Months	18 Months Off-site — Copy 1
* Two (2) Copies		18 Months On-site — Copy 2

END OF Month Creates	3 Months	1 Month Off-site, then
(EOM Night Pre-Night-work)		2 Months On-site

END OF Year Saves*	7 Years	7 Years Off-site — Copy 1
* Two (2) Copies		7 Years On-site — Copy 2
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit F — Page 1

Execution Version
130844
EXHIBIT G
SECRETARY’S CERTIFICATE
I, the undersigned, Secretary of____________________ (the “Company”), organized under the laws of the State/Commonwealth of___________________________________, hereby certify that the following resolution was duly adopted by the Board of Directors of the Company on _______________, [ ] at a meeting at which a quorum was present and voting; [ ] by unanimous written consent, and that said resolution remains in full force and effect:
“RESOLVED: That this Company has entered into an agreement with SEI Private Trust Company for the provision of trust and custody services as described therein, and that in accordance with Section 7 of said agreement any one of the following named persons is hereby duly authorized to give instructions on behalf of the Company to SEI Private Trust Company (list the names of persons authorized);

And that the Secretary is hereby directed to file with SEI Private Trust Company a certified copy of this Resolution and a list of the authorized persons with their titles and specimen signatures.”
I further certify that the names, titles and specimen signatures set forth below are true and correct:

NAME	TITLE	SPECIMEN SIGNATURE

Witness my hand and seal this _______________  day of _________, ____.

(Corporate Seal)

	Secretary	Date
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit G — Page 1

Execution Version
130844
EXHIBIT H
CONTRACTUAL PERFORMANCE STANDARDS
As part of the overall Service offering, SEI Trust has developed objective, standardized methods to measure certain of its Services and parts of its System. Service Quality Monitoring (“SQM”) is based on automated technology that pulls data from the System to report and track SEI Trust’s performance against Key Process Indicators (“KPI”) described in Subsection H of this Exhibit (the “Performance Standards”). The SQM, therefore, gives Customer an historical look at performance. This historical look allows Customer and SEI Trust to objectively determine whether certain performance standards have been met given whatever Daily Issues have occurred during the prior Calendar Quarter. The SQM also provides the framework for the Service Team to address Performance Shortfalls in a system-wide, comprehensive manner.
A. Definitions
“ACATs” refers to the National Securities Clearing Corporation’s (NSCC) Automated Customer Account Transfer System (ACATS).
“Actual Settlement-Date” is the date securities and cash proceeds are exchanged between the buying and selling parties at the Clearing System for security trades.
“Business Day” shall mean any day on which SEI Trust, Customer and relevant Clearing Systems are open for business.
“Calendar Quarter” as used herein, “Calendar Quarter” means a three-month period ending on March 31, June 30, September 30 or December 31.
“Class 2 Statement Production” refers to Customer statements that are not held for production pending post period-end security pricing by the Customer or other source.
“Class 5 Statement Production” refers to Customer statements that are held for production pending post period-end security pricing by the Customer or other source. The Customer provides instructions to SEI Trust for the release of Class 5 Statement Production.
“Clearing System” shall mean, in the case of U.S. securities, the Depository Trust and Clearing Corporation (DTCC), Government Securities Clearing Corporation (GSCC), the National Securities Clearing Corporation (NSCC), and any other securities depository or clearing agency (and their respective successors and nominees) registered with the Securities and Exchange Commission or otherwise authorized to act as a securities depository or clearing agency and, in the case of non-U.S. Securities, Euroclear, Clearstream, and any other depository or clearing agency generally recognized as acting in such capacity or performing similar services with respect thereto.
“Contractual Settlement-Date” is the settlement-date, the date by which a buyer must pay for the securities delivered by the seller, that is established at the time of trade execution, based on trading exchange defined settlement periods.
“Cutoff Time” refers to the time of day indicated in the Outsourcing Operating Guide for the applicable process.
“Ex-Distribution Date” is the date for deciding the receipt of income or shares from a cash dividend,
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 1

Execution Version
130844
stock dividend, or stock split, usually one week before record date.
“Mailing Agent” refers to the third-party organization that performs the delivery of the check, statement or other item referenced in the KPI definition.
“Payable Date” is the date set by the issuer to pay out the dividend or interest due to shareholders and bondholders
“Pended Date” refers to the system batch date in which a SMAC (Security Movement and Control) pending item is created on the System.
“Posting Date” refers to the system batch date in which a transaction is posted to the System.
“Relationship Bank” refers to the third-party banking institution utilized by SEI Trust for cash deposit and clearing services.
B. Data Collection and Performance Calculation
Beginning in the first full calendar quarter that starts at least 90 days after the Live Date, SEI Trust will measure SEI Trust’s performance of each KPI against the Performance Standards as set forth below.
SEI Trust shall provide a detailed report each Calendar Quarter showing trends and historical information for each KPI (“Quarterly Performance Rating”). An item shall be deemed to be processed in the Calendar Quarter in which the last action occurs with respect to the applicable transaction event (e.g., if a trade Instruction that has a Pended Date of March 31 and has a Posted Date on the next Business Day, such “next Business Day” is the first Business Day in April and then would be deemed “processed” in April for the purposes of measuring and reporting of the Quarterly Performance Rating. The Quarterly Performance Rating is compared with the applicable Performance Standard to determine whether SEI Trust is in compliance with these Contractual Performance Standards of the SQM.
For some KPIs (“Low Volume KPIs”) in which a low number of items are processed in a Calendar Quarter, the calculated Quarterly Performance Rating may not be an accurate indicator of performance. Particularly if a single item processed outside the KPI Description causes the Quarterly Performance Rating to fall below the Performance Standard, either (1) the KPI should be monitored for a longer period or (2) the Quarterly Performance Rating for the broader KPI category should be utilized as a more reliable indicator of performance when determining appropriate actions outlined in Section E below.
For purposes of calculating the Quarterly Performance Rating, Instructions provided to the applicable SEI Trust operating area on a certain Business Day will be deemed to have been received on the same Business Day if the Instruction is in the possession of the SEI Trust operating area prior to the designated Cutoff Time, and all other Instructions given will be deemed to have been given on the next Business Day (including if the Instruction is first given to the SEI Trust operating area after the designated Cutoff Time on an earlier Business Day).
C. Performance Standards
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 2

Execution Version
130844

Category	KPI	Performance Standard
Operational Processing Category	All (the specific KPIs for this category are listed in Section H.)	The activity will process according to the guidelines described below at a calculated rate of 99.00% or above.

Client Reporting Category	Non-Graphical Statements	The activity will process according to the guidelines described below at a calculated rate of 98.00% or above.

	Graphical Statements	The activity will process according to the guidelines described below at a calculated rate of 98.00% or above.

	Performance Statements	The activity will process according to the guidelines described below at a calculated rate of 98.00% or above.

	Employee Benefit Reporting	The activity will process according to the guidelines described below at a calculated rate of 95.00% or above.

Technology Services Category	System Response Time	Monthly Average Host Response Time of 2.00 seconds or below.
D. Quarterly Performance Report
Within thirty calendar days after the end of each Calendar Quarter, SEI Trust shall deliver to Customer, a report (the “Quarterly Performance Report”) that shall set forth SEI Trust’s Performance Rating for each KPI for such Calendar Quarter.
E. Performance Incidents
IN THE EVENT THAT THE QUARTERLY PERFORMANCE RATING FOR ANY KPI HAS NOT MET THE APPLICABLE PERFORMANCE STANDARD (A “PERFORMANCE SHORTFALL”), THE FOLLOWING CORRECTIVE ACTION SHALL BE TAKEN:
The Service Team shall contact Customer to discuss the causes of the Performance Shortfall and the remedial actions that shall be taken to improve performance, taking into account any actions previously taken through Issue Management (if applicable) or any plans already in place as detailed in the Monthly Account Plan. Promptly after such discussion, SEI Trust shall prepare and present to Customer a written corrective action plan to address and correct the cause of the Performance Shortfall, which plan shall contain a date by which SEI Trust is to have completed all actions under such plan (“Action Plan Completion Date”). For the first full month immediately following the month of the Action Plan Completion Date, SEI Trust will prepare and present to Customer the monthly performance rating for the applicable KPI (the “Follow-up Performance Rating”). If the Follow-up Performance Rating fails to meet the Performance Standard for the applicable KPI due to the Performance Shortfall, (a) an “Initial Performance Incident” will be deemed to have occurred with respect to the applicable Performance Standard, (b) SEI will prepare a revised corrective action plan (with a Revised Action Plan Completion Date) and (c) SEI Trust will issue a credit to Customer, as indicated below under Initial Performance Incident.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 3

Execution Version
130844
If SEI Trust’s Quarterly Performance Rating for a second time fails to meet the Performance Standard for the applicable KPI due to the Performance Shortfall within the three Calendar Quarters following the date of the Action Plan Completion Date, (a) a “Second Performance Incident” will be deemed to have occurred with respect to the applicable Performance Standard, (b) SEI will prepare a second corrective action plan (with an Action Plan Completion Date) and (c) SEI Trust will issue a credit to Customer, as indicated below under Second Performance Incident.
If SEI Trust’s Quarterly Performance Rating for a third or subsequent time fails to meet the Performance Standard for the applicable KPI due to the Performance Shortfall within the three Calendar Quarters following the date of the Initial Performance Incident, (a) a “Third Performance Incident” will be deemed to have occurred with respect to the applicable Performance Standard, (b) SEI will prepare a third corrective action plan (with an Action Plan Completion Date) and (c) SEI Trust will issue a credit to Customer, as indicated below under Third and subsequent Performance Incident.
If SEI Trust meets the Performance Standard for the applicable KPI in all of the three Calendar Quarters following the Action Plan (or Revised Action Plan) Completion Date, the next failure by SEI Trust to meet the Performance Standard for the applicable KPI shall be deemed to be a Performance Shortfall and no credits shall be due.
In the event the Performance Shortfall cannot be resolved, Customer and SEI Trust agree to call a meeting of the parties’ senior management to discuss the Performance Shortfall. The meeting of senior management shall take place as soon as commercially reasonable. All remedies for the Performance Shortfall shall be mutually agreed upon by the parties.
F. Customer Performance Credit

Occurrence of Performance Incident	Customer Credit
Initial Performance Incident	$	*	**
Second Performance Incident	$	*	**
Third Performance and subsequent Incident for KPI	$	*	**
The monetary credit will appear on an invoice issued to Customer following the Performance Incident.
The remedies set forth in this Exhibit shall apply as Customer’s sole and exclusive remedies for any breach by SEI Trust of its obligations to meet any of the Performance Standards. Nothing in this Exhibit is intended to limit any other rights or remedies that may be available to Customer on account of any other breach by SEI Trust of the Agreement.
G. Performance Standards Exceptions
In calculating SEI Trust’s conformance with the Performance Standards, SEI Trust will be excused from meeting a Performance Standard if: (1) Customer has not performed in accordance with the requirements of the Outsourcing Operating Guide, or in accordance with generally accepted industry practices, or in a manner to which the parties have otherwise mutually agreed in writing; (2) Customer has delegated its performance to third parties such as brokers or investment managers and such third parties do not perform within the requirements of the Outsourcing Operating Guide; (3)
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 4

Execution Version
130844
Customer or Customer’s third party entities affect changes to the accounting data (such as tax lots or account holdings) or supply incorrect or incomplete Instructions; or (4) performance within the stated KPI is adversely affected by (a) a change in the standards of a third party processing agent outside of the control of SEI Trust, a Clearing System, exchange or similar entity which is as a result of an industry change or otherwise outside of the control of SEI Trust; (b) failure of Third Party Service Providers; (c) circumstances or events subject to Force Majeure; or (d) a Disaster Recovery event. Additionally, SEI Trust will be excused from meeting a Performance Standard in instances where there is a significant one time increase in processing activity, such as but not limited to, an acquisition or divestiture of a significant volume of assets or Accounts. These types of activities are considered special projects, and, project scope, timelines, and resource requirements should be reviewed with SEI Trust in advance of project initiation.
The Outsourcing Operating Guide contains processing workflows that Customer must follow in order for Customer to receive Services as set forth in this SQM Section. Customer will receive a copy of the Outsourcing Operating Guide prior to data collection and performance reporting of the Services set forth in this SQM Section. Updates to the Outsourcing Operating Guide will be made available to Customer at such time that such updates become generally available to SEI Customers.
H. Key Process Indicators (KPI) and Applicable Descriptions
1. Operational Processing Category
The following KPIs apply to securities and cash held in SEI Trust’s Clearing System, agency, sub-custodian or Relationship Bank accounts. These do not include Customer or non-SEI Trust held or controlled assets, including, but not limited to shadow accounting activity. In addition, except where specifically designated as International, the following KPIs apply strictly to US Domestic based securities and cash processing activities.
1.1 Trade Settlements
a.	Domestic / Non-U.S. Government. Trade Instructions for U.S. domestic equity and fixed / variable rate income security trades, excluding U.S. government issued fixed income securities, which have been received by the SEI Trust Securities Processing area in electronic format prior to the Cutoff Time will post in Account on Contractual Settlement-Date.

b.	Domestic / U.S. Government. Trade Instructions for U.S. Government issued fixed income security trades which have been received by the SEI Trust Securities Processing area prior to the Cutoff Time will post in Account on Contractual Settlement date.

c.	International. Trade Instructions for U.S. dollar based International equity and fixed income security trades which have been received by the SEI Trust Securities Processing area by the Cutoff Time specified in the Outsourcing Operating Guide will post in Account on Actual Settlement-Date.
1.2 Mandatory Corporate Action Processing
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 5

Execution Version
130844
Note: tax cost adjustment transactions resulting from Mandatory Corporate Action processing are not included as part of the following KPIs.
a.	Calls / Stock Dividends. Calls (full and partial) and stock dividends (optional and mandatory) will post to Accounts on Payable Date.

b.	Stock Splits / Spin-Offs. Stock Splits and Stock Spin-Offs share entitlements will post to Accounts on Ex-Distribution Date.

c.	Other Mandatory Action Types. Mandatory Corporate Actions other than those listed in ‘1.2.a’ and ‘1.2.b’ above will post to Accounts with a Posting Date on or prior to the next Business Day following the Clearing System ‘swing date’. The ‘swing date’ is defined as the date the cash and/or stock entitlements are received within the SEI Trust account at the Clearing System.
1.3 Income Processing
a.	Dividends and Interest — excluding Pay-Down, International & ADR Securities. Dividends and interest on U.S. domestic equity and fixed-income securities, excluding pay-down and ADR securities, will be posted to Account on Payable Date.

b.	Interest and Principal — Pay-Down. Income and principal payments on pay-down securities (including but not limited to CMO, GNMA, and FNMA security types) will be posted to Accounts with a Posting Date on or prior to the next Business Day following receipt of pay-down entitlements from the Clearing System or paying agent.

c.	Dividends ADRs. Dividends on American Depository Receipt (ADR) securities will be posted to Accounts with a Posting Date on or prior to the next Business Day following the Payable Date.

d.	Dividends and Interest — International. Dividends and interest on international equity and fixed income securities will be posted to Account with a Posting Date on or prior to the Business Day following SEI Trust’s receipt of funds from SEI Trust’s global sub-custodian.
1.4 Mutual Fund / Money Market Fund Processing
Note: the following KPIs do not include 1) trades for closed-end mutual funds, 2) trades executed in a ‘late-day’ processing environment for third party retirement plan recordkeepers, or 3) initial mutual or money market fund purchases where execution and settlement periods will vary according to the account setup process determined by the fund.
a.	Trade Execution and Settlement — Mutual Funds — excluding Late-Day Processing. Mutual fund trades entered into the System by the Customer prior to the cutoff time designated in the Security Master ‘Trade Cutoff’ field on the System will post in the
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 6

Execution Version
130844
Account according to the settlement period designated at the Security Master ‘Days to Settle’ field.

b.	Trade Execution and Settlement — Money Market Funds. Money market trades entered into the System by the Customer, or created in the overnight and intra-day batch money market sweep runs, prior to the cutoff time designated in the Security Master ‘Trade Cutoff’ field on the System will post in the Account according to the settlement period designated at the Security Master ‘Days to Settle’ field.

c.	Income. Mutual fund income, capital gain and dividend reinvestment transactions will post to Account with a Posting Date on or prior to the next Business Day following the dividend payable date.
1.5 Free Asset Movements
a.	Free Receipts — Non-ACAT. U.S. domestic and international equity, fixed / variable rate income and mutual fund security free receipts will be pended to Accounts with a Pended Date on or prior to the next Business Day following the date of receipt of Instruction by SEI Trust Free Asset Movement Area.

b.	Free Receipts — ACAT. U.S. domestic equity, fixed / variable rate income and mutual fund security free receipts will be pended to Accounts with a Pended Date on or prior to the end of the next Business Day following the confirmation from the delivering party via the ACATS network by the SEI Trust Free Asset Movement Area.

c.	Free Deliveries — Non-Mutual Fund and Non-International. U.S. domestic equities and fixed / variable rate income securities free deliveries will be posted to Accounts with a Pended Date on or prior to the end of the next Business Day following the date of receipt of Instruction by the SEI Trust Free Asset Movement Area.

d.	Free Deliveries — Mutual Fund and International. Mutual fund and international equities and fixed / variable rate income securities free deliveries will be pended to Accounts with a Pended Date on or prior to the end of the next Business Day following the date of receipt of Instruction by the SEI Trust Free Asset Movement Area.

e.	Free Deliveries — Request for Physical Security. Requests for physical certificates for US domestic and international equities and fixed / variable rate income securities will be issued to the Clearing System or transfer agent, as appropriate, and pended to the Account with a Pended Date on or prior to the end of the next Business Day following receipt of Instructions by the SEI Trust Free Asset Movement Area.
1.6 Trust Disbursements
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 7

Execution Version
130844
a.	Check Disbursements. For check disbursements Instructions received by the SEI Trust Cash Services area prior to the Final Same-Day checks cutoff time designated in the Operating Guide, a check will be produced within one business day of receipt of Instruction.

b.	Wires. Instructions for outbound wires received by the SEI Trust Cash Services area prior to the Final Same-Day wire cutoff time designated in the Outsourcing Operating Guide will be transmitted to SEI Trust’s Relationship Bank on the same day of receipt of Instructions.

c.	ACH. Instructions for ACH transfers received by SEI Trust Cash Services area prior to the Final Same-Day ACH cutoff time designated in the Outsourcing Operating Guide will be transmitted to SEI Trust’s Relationship Bank on the date of receipt of Instructions with a designated settlement date of the following business day. Note: Actual ACH funds settlement will occur according to NACHA guidelines and the recipient bank policies and procedures.
1.7	Retirement Benefit Payments
Note: the following Retirement Benefit Payment service standards do not apply to ad-hoc payments, such as ‘special’, ‘retro-active’ or ‘re-issue’ pension payment requests.
a.	Periodic check production. Periodic checks will be produced, or a check file will be transmitted to Customer, prior to 8:00 pm ET of the Business Day that is five Business Days in advance of the payment date of the check.

b.	Periodic ACH. Periodic Automated Clearing House (ACH) payment instructions will be transmitted to SEI Trust’s Relationship Bank prior to 8:00 pm ET of the Business Day that is at least one Business Day in advance of the payment settlement date.
2. Client Reporting Category
2.1	Non-Graphical Statements (SEI Print Option). Class 2 statements will be printed by SEI Trust and delivered to the mailing agent by the 7th Business Day following month-end for non-quarter-end and non-year-end statement production, and, by the 8th Business Day following month-end for quarter-end and year-end statement production cycles. Class 5 statements will be printed by SEI Trust and delivered to the mailing agent by the 7th Business Day following receipt of Instructions by SEI Trust to release statement production for non-quarter-end and non-year-end statement production cycles, and, by the 8th Business Day following receipt of Instructions by SEI Trust to release statement production for quarter-end and year-end statement production cycles.

2.2	Non-Graphical Statements (Local Print Option). Class 2 statement files will begin transmitting to the Customer or Customer designated third party within 48 hours following the creation of the end-of-month database for all non-year-end Class 2 statement production cycles and within 72 hours following the creation of the end-of-year database for year-end Class 2 statement production cycles. Class 5 statement files will begin transmitting to the Customer or Customer designated third party within 48 hours following the release of Class 5 statement production by the Customer for all non-year-end Class 5 statement production cycles and will begin transmitting to the Customer within 72 hours following the release by the Customer of Class 5 statement production for year-end Class 5 statement production cycles.

2.3	Graphical Statements (SEI Print Option). Class 2 statements will be printed and delivered to the mailing agent by the 7th calendar day following month-end, 8th calendar day following quarter
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 8

Execution Version
130844
end and by the 9th calendar day following year-end. Class 5 statements will be printed and delivered to the mailing agent by the 7th calendar day following the receipt of month-end special pricing, 8th calendar day following the receipt of quarter end special pricing and by the 9th calendar day following the receipt of year-end special pricing as long as pricing is received by the 4th business day after month-end.

2.4	Graphical Statements (Local Print Option). Class 2 statement files will begin transmitting to the Customer or Customer designated third party within 48 hours following the creation of the end-of-month database for all non-year-end Class 2 statement production cycles and within 72 hours following the creation of the end-of-year database for year-end Class 2 statement production cycles. Class 5 statement files will begin transmitting to the Customer or Customer designated third party within 48 hours following the release of Class 5 statement production by the Customer for all non-year-end Class 5 statement production cycles and will begin transmitting to the Customer within 72 hours following the release by the Customer of Class 5 statement production for year-end Class 5 statement production cycles.

2.5	Performance Statements.
a.	Performance Calculations. The Class 2 audit and validation process necessary to compute the prior month’s Account performance calculations will be completed by the end of the 5th Business Day following each month-end. Class 5 audit and validation process necessary to compute the prior month’s Account performance calculations will be completed by the end of the 5th Business Day following the release by the Customer of Class 5 statement production.

b.	Performance Statements. Class 2 statements will be printed by SEI Trust and delivered to the mailing agent by the 15th business day following the creation of the end of month database each calendar quarter-end. Class 5 statements will be printed by SEI Trust and delivered to the mailing agent by the 15th business day following the release of pricing each calendar quarter-end.
2.6	Employee Benefit Reporting (EBR)
Note: the following EBR production standards are not applicable for ‘Ad-hoc’ or ‘Special Handling’ requests, which include requests that require ‘special handling’ (such as, but not limited to, new EBR Accounts opened after the 25th of the month, prior period pricing, back-dated transactions, etc.) or ‘ad hoc’ servicing (such as, but not limited to, “as of” reporting, historical conversions, individual recipient requests, “not in good order” re-runs, local printer statement requests, sample statement requests, etc.). SEI Trust will research ‘Ad-Hoc’ and ‘Special Handling’ requests and provide Customer with a recommended solution and target completion date. SEI Trust will estimate the resolution effort for each request on a case-by-case basis after considering the complexity of the request.
a. Audited Interim EBR Statements. Includes monthly, quarterly, or semi-annual statements. Audited interim EBR statements will be delivered to the Mailing Agent (SEI print option) or will begin transmitting to Customer (Local print option), as applicable, by 11:59 pm ET of the 7th Business Day following reporting period end.

b. Audited Annual EBR Statements. Includes plan year-end statements, regardless of the period ending date. Annual EBR statements will be delivered to the Mailing Agent
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 9

Execution Version
130844
(SEI print option) or will begin transmitting to the Customer (local print option), as applicable, by 11:59 pm ET of the 20th Business Day following the plan’s year-end.
c. EBR Statement Archive File. The Statement Archive File for EBR statements will be available to Customer via SEI’s standard method within five Business Days after the date statements were delivered to the Mailing Agent (SEI print option) or began transmitting to Customer (local print option).
3.	Technology Services Category.
3.1 System Response Time. The System’s Monthly Average Host Response Time for online transactions and inquiry process shall not exceed 2 seconds during the Monitored Hours of On-Line Processing on Business Days. The Monitored Hours of On-Line Processing are from 9:00 am ET to 5:00 pm ET
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit H — Page 10

Execution Version
130844
EXHIBIT I
DESCRIPTIONS AND ADDITIONAL PROVISIONS FOR LICENSED PRODUCTS
1. Licensed Products Description
1.1 StrataWeb.
1.1.1	Product Description. StrataWeb is designed to provide Customer and the Customer’s Clients the ability to access certain Account information via the Internet. The product is designed to enable Customer to retrieve real-time account holdings, market values, tax lot information, cash information, transactions, position details, asset summaries, available funds, balance summaries and pending trades.
1.1.2	StrataWeb Information. Account information available (“StrataWeb Information”) shall include the following pages, as such pages are further described in the Documentation:
•	Account Summary

•	Investment Detail

•	Unrealized Gain/Loss

•	Activity Detail

•	Profile

•	Account List

•	As of Holdings

•	Account Grouping

•	Trade Date Report

•	On-line Statements Page, limited to the following:
•	APT Statements (Note: In order to access this page, Customer must have APT statements).

•	SPECTR (Note: In order to access this page, Customer must have SPECTR statements)
•	On-line Tax Forms Page. The On-line Tax Forms Page is subject to the following additional terms:
a. The On-line Tax Forms Page is available only for the following tax forms: 1099s (except those 1099s issued in connection with accounts receiving Retirement Benefit Payment Services) and 5498s.
b. The On-Line Tax Forms Page shall be installed in accordance with a project plan to be provided by SEI.
c. SEI Trust’s ability to make the On-Line Tax Forms Page available to Customer is dependent upon OneSource making available to SEI Trust a certain Web Delivery Service. In the event SEI Trust no longer receives this Web Delivery Service, SEI Trust shall have the right to terminate this Agreement with respect to the On-line Tax Forms Page as of the date such Web Delivery Service is no longer available to SEI Trust
1.1.3	Additional Terms.
1.1.3.1	SEI Trust grants to Customer a non-exclusive, non-transferable, limited license to: (i) use StrataWeb (including the related Documentation) during the Term, to access, via the Customer website, StrataWeb Information for the Customer’s Clients that is resident on
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 1

Execution Version
130844
StrataWeb; and (ii) print and otherwise make copies of such StrataWeb Information solely for use of Customer in connection with providing trust processing and reporting services for the Customer’s Clients, provided that all titles, trademarks, and copyright, proprietary and restricted rights notices shall be reproduced in all such copies of the StrataWeb Information, and that all such copies of the StrataWeb Information shall be subject to the provisions of this Agreement.
1.1.3.2	SEI Trust shall customize StrataWeb to include customizations requested by Customer. Such customizations shall be in formats specified by SEI Trust and shall be prepared and provided to Customer as set forth in the Documentation for StrataWeb. SEI Trust owns and shall continue to own all right, title and interest in and to StrataWeb following the incorporation of customizations into such product, including all copyright and other intellectual property rights therein and appurtenant thereto; provided, however, that Customer shall continue to own all right, title and interest in and to the Customer trademarks. Customer hereby grants SEI Trust a license to prepare customizations and to incorporate the same into StrataWeb as authorized hereunder.
1.1.3.3	Customer may authorize or permit each of Customer’s Clients to (a) use StrataWeb, during the Term, to access its StrataWeb Information resident on StrataWeb via the Customer website; and (b) print and otherwise make hard copies of such StrataWeb Information solely for their own non-commercial use, provided that it shall first have assented, through use of StrataWeb or in some other reasonable and verifiable manner, to the “Terms and Conditions of Use” applicable to StrataWeb, as such Terms and Conditions of Use appear on the StrataWeb access site and are amended by SEI Trust from time to time. Customer shall not take any action that would mask, delete or otherwise alter the Terms and Conditions of Use, any other disclaimers and/or any copyright, trademark, service mark or other proprietary notifications that SEI Trust may place on StrataWeb from time to time, and/or any links from StrataWeb to the Terms and Conditions of Use and/or such other disclaimers and notifications. Customer shall be and remain primarily liable for compliance by the Customer’s Clients with the Terms and Conditions of Use.
1.1.3.4	Notwithstanding anything in this Agreement to the contrary, StrataWeb is designed to facilitate Customer and Customer’s Clients’ direct access to information regarding their trust accounts and is not intended for use by and may not be used by Internet Information Consolidators (as defined below). StrataWeb shall be used solely by individual natural persons manually and directly accessing the Customer website and the StrataWeb Information. Access to the StrataWeb Information may not be made by any automated program that does not require direct and individual human intervention unless otherwise agreed in writing by SEI Trust. For purposes of this paragraph, “Internet Information Consolidator” means any person engaged in the business of providing information aggregation services, screen-scraping services, information consolidation services or information re-distribution services by means of the Internet for the purpose of aggregating or consolidating information from more than one website.
1.2 Customer StrataStation Browser.
1.2.1	Product Description. CSS Browser is SEI Trust’s “Customer StrataStation Browser” product, a software application product that is designed to access and manipulate data housed on the System, and all Documentation for such product.
1.3 SEI Archival Services.
1.3.1	Description. SEI Archival Services is designed to provide Customer with a browser-based document archival and retrieval system that stores and automatically indexes system generated reports and statements to a repository. This capability, which is designed for both the front and
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 2

Execution Version
130844
back office, is designed to improve access to and analysis of reports and statements through a browser-based application.
1.4 PerformanceStation
1.4.1	Product Description. PerformanceStation is a performance measurement and reporting application that is integrated with the Trust3000 System and designed to assist in the delivery of GIPS compliant performance reporting in substantial accordance with the Documentation. Accounts will be brought into PerformanceStation for calculation of returns. SEI Trust will perform reconciliation of the performance numbers and such numbers will be available for reporting, all as specified in the Documentation. Customer shall also receive access to PerformanceStation Browser for its internal use in accordance with the Documentation, and the Point to Point Reporting Feature. For an additional fee, Customer shall also receive certain enhanced performance report forms for Accounts that are designated to receive the Ultra Report feature. These enhanced report forms are as specified in the Documentation.
1.5 TRUSTQuery.
1.5.1	Product Description. TRUSTQuery permits the extraction of subsets of data from the System mainframe. TRUSTQuery is designed to allow Customer to periodically download information to its site, then store and view the information.
1.6 TRUST3000ANYWHERE
1.6.1	Product Description. TRUST3000ANYWHERE, provides real time access via the Internet to certain functions on the Trust 3000® System. In order to use TRUST3000ANYWHERE, Customer must have a JAVA™ — enabled Web browser capable of supporting 128-bit encryption and Internet connectivity. Through TRUST3000ANYWHERE, Customer may access its trust accounts, view account balances, view transaction activity, and purchase securities or mutual funds.
1.7 Compliance Services. NOTE: Compliance Services is an optional product. SEI Trust shall not commence providing the product unless the conditions for optional products as set forth in Exhibit D are satisfied, and the product is implemented.
1.7.1	Description: The Compliance Service is designed to provide daily portfolio monitoring. The Compliance Service includes the ability to create and maintain business rules, which, when violated, trigger alerts, all as further described in the Documentation.
1.7.2	Additional usage terms: Customer shall not use the Compliance Service to transmit any content that is defamatory, libelous, obscene, unlawfully threatening, or unlawfully harassing or that infringes the intellectual property rights or rights of publicity or privacy of any third party or for any purpose not contemplated in the Documentation.
1.7.3	Implementation. The Compliance Service shall be implemented in accordance with a project plan to be provided by SEI Trust, and Customer shall perform its obligations as set forth in the project plan. To test, implement and operate the Compliance Service for Customer, SEI Trust and its subcontractor will utilize Confidential Information of Customer. To the extent Customer forwards any such Confidential Information in connection with the Compliance Service, Customer shall do so in the form specified by SEI Trust, and shall maintain commercially reasonable security procedures for the transmission of such information.
1.7.4	Security. Customer (i) shall not breach or attempt to breach the security of the Compliance Service or any hardware, software or equipment relating to the Compliance Service or used by any
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 3

Execution Version
130844
third party; or (ii) shall not use or distribute through the Compliance Service any software, file or other tool or device designed to interfere with or compromise the privacy, security or use of the Compliance Service or the operations or assets of a third party. Customer will access the Compliance Service using an ID to be provided by SEI Trust. Customer shall take reasonable precautions to prevent unauthorized persons from using such ID, and neither SEI Trust nor its subcontractor shall be responsible for verifying the identity of any person that gains access to the Compliance Service using Customer’s assigned ID.
1.7.5	Private Label. SEI Trust, in its discretion, may make available to Customer, for an additional fee, the ability to have a Customer branded report in connection with the Compliance Service. If SEI Trust makes such feature available, and Customer elects a Customer branded report in connection with the Compliance Service, Customer grants to SEI Trust and its subcontractor a limited, non-exclusive, worldwide license to use, transmit and display Customer’s trademarks, trade names and service marks on the relevant report used in connection with the Compliance Service solely for purposes of providing the Compliance Service to Customer.
1.8 Advent Products.
1.8.1	Product Description. The Advent Products are portfolio management and order management applications that are integrated with the System. The Advent Products are comprised of the following:
AXYS® is a portfolio management, accounting and reporting system.

MOXY® is a decision support and trade order management application which automates portfolio management and trading processes.
1.8.2	Additional Terms. Customer understands that the use of the Advent Products includes the submission of data regarding its clients to the Advent network. Customer warrants to SEI Trust that Customer has obtained all appropriate written consent to the transmission of Customer Client Data to third party databases. SEI Trust warrants that Advent Software, Inc. has entered into a written agreement with SEI Trust to maintain the confidentiality of Customer Information including the Network Data (as defined below), on at least terms substantially similar to those as set forth in Section 6 of the main body of this Agreement. Customer shall defend, indemnify and hold harmless SEI Trust and Advent Software, Inc. (“Advent”) from and against any claims, demands, damages, costs, expenses, liabilities, actions, suits or proceedings made or brought against, or collected from, Advent by a third party (meaning a third party as to the Customer or any of its Affiliates) to the extent arising from the following (each, a “Covered Claim”): (i) any allegation that the Customer did not have the requisite authority to instruct or cause SEI Trust to send data to Advent for inclusion in the Advent network (“Network Data”); and (ii) any allegation that Advent did not have the requisite authority to provide SEI Trust with access to the Network Data through the network on Customer’s behalf; and (iii) Customer or any other person’s (under Customer’s control) usage of or reliance on the Network Data
1.9 SEI Wealth Gateway
1.9.1	Description. The SEI Wealth Gateway is SEI Trust’s front office portal solution. The SEI Wealth Gateway is designed to provide single point of access to certain SEI Trust Licensed Products and Services purchased by Customer, as further specified in the Documentation. The SEI Wealth Gateway also includes certain additional web-based content applicable to the Services provided by SEI Trust under the Agreement and a general purpose RSS news reader capability, all as further specified in the Documentation. The SEI Wealth Gateway will be installed in accordance with a project plan to be provided by SEI Trust, and Customer shall perform its responsibilities as set forth in the project plan. Customer shall comply with its responsibilities set forth in the then current Documentation for the SEI Wealth Gateway.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 4

Execution Version
130844
2. Number of Authorized Users.
Each Licensed Product shall be limited to the applicable number of users that are then entitled to use a Licensed Product and for which Customer is then paying fees pursuant to Exhibit D (“Authorized Users”). Customer shall limit the use of each Licensed Product to the applicable number of Authorized Users.
3. Approved Hardware and Software Configuration; Data Updates.
The use of each Licensed Product may require a minimum hardware and/or software configuration to be specified by SEI Trust from time to time. The Licensed Products will not be available for use during maintenance or data update periods. SEI Trust shall use commercially reasonable efforts to notify Customer reasonably in advance of such periods and shall use commercially reasonable efforts to schedule such periods outside of normal business hours.
4. Phase-Out of Licensed Products.
In connection with any phase-out of a Licensed Product across all customers of SEI Trust that are receiving services substantially similar to the Services, SEI Trust may phase-out such Licensed Product and cease licensing it to Customer. SEI Trust shall give Customer at least one year’s notice of any such phase-out, unless such phase-out is related to a third party product, in which case SEI Trust shall provide notice as early as practicable of such phase-out. In connection with the phase-out of any Licensed Product, SEI Trust will review Exhibit D of this Agreement and make appropriate adjustments to the fees, if applicable.
5. Other terms.
5.1 A party shall cooperate with the other party in connection with such other party’s performance of its obligations under this Agreement as they relate to the Licensed Products, including, without limitation, by (i) making reasonably available to the other party such personnel, such information and such access to the either party’s facilities as may be reasonably required in connection with such performance by such other party, and (ii) performing in a timely manner the obligations set forth in this Agreement as they relate to the Licensed Products.
5.2 Subject to the terms and conditions of this Agreement, including but not limited to payment of fees by Customer specified herein, SEI Trust shall be responsible for providing and maintaining at its facility the Service Bureau Infrastructure and/or the StrataWeb Infrastructure, as applicable. The Service Bureau Infrastructure, the StrataWeb Infrastructure and the Licensed Products are subject to modification from time to time by SEI Trust for purposes such as adding new functionality, maximizing operating efficiency and upgrading hardware. SEI Trust shall use reasonable efforts to give Customer prior written notice of any such modifications. Customer understands and acknowledges that such modifications may require changes to approved hardware and software configurations, provided, however, that any such modifications shall be compatible and fully functional with Customer’s MS Windows XP operating system.
5.3 Initial telecommunications requirements between the Service Bureau Infrastructure and Customer’s workstation LAN will be set forth in each Project Plan. Initial Internet access requirements for applicable Licensed Products will be set forth in the Documentation for such Licensed Product. Customer shall be responsible for all costs incurred by Customer in connection with implementing and upgrading telecommunications equipment and/or Internet access services (including but not limited to installation and maintenance expenses associated with required equipment and services) to the extent required in connection with Customer’s use of the Licensed Products pursuant to this Agreement. SEI Trust shall use reasonable efforts to work with Customer’s telecommunications service, Internet access service and other third-party service providers to resolve problems concerning their services as such services pertain to Customer’s use of the Licensed Products, but SEI Trust shall not be responsible for in interruptions in Customer’s use of the Licensed Products caused by such providers or interruptions in services provided by such providers. If necessary, and with Customer’s prior written approval, SEI Trust, on Customer’s behalf, and at Customers’ expense, will obtain circuit facilities from telecommunications and other third party service providers (including local exchange carriers and alternate access vendors) to connect the Service Bureau Infrastructure to Customers’ workstation LAN.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 5

Execution Version
130844
5.4 Customer support for each Licensed Product shall be as set forth in the then current Documentation for such Licensed Product. As a condition for receiving customer support for each Licensed Product, Customer shall substantially comply with SEI Trust’s reasonable and customary customer support procedures and policies for such License Product.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit I — Page 6

Execution Version
130844
EXHIBIT J
THREE PARTY ESCROW AGREEMENT
COMMENT: This document contains the form of source code escrow agreement SEI Investments Management Corporation has executed with Iron Mountain Intellectual Property Management (successor in interest to DSI Technology Escrow Services F/K/A FileSafe, Inc., doing business as SourceFile.) This agreement applies to all TRUST 3000 System users who execute the relevant forms attached hereto, which join them as a party to this master agreement. Customer executes only Exhibits B and E to this form and the Amendment to the source code escrow agreement, not the master agreement itself or other exhibits, which have been executed by Iron Mountain Intellectual Property Management (successor in interest to DSI Technology Escrow Services F/K/A FileSafe, Inc., doing business as SourceFile) and SEI Investments Management Corporation (formerly SEI Financial Management Corporation).
SOURCEFLEX
SOFTWARE SOURCE CODE ESCROW AGREEMENT
SOURCEFILE NUMBER:______7353_____
     This Software Source Code Escrow Agreement, dated as of November 15,1996, by and between FileSafe, Inc., a California corporation, doing business as SourceFile (“SourceFile”) located at 1350 West Grand Ave., Oakland, California 94607 and SEI Financial Management Corporation located at Oaks, Pennsylvania, 19456 (“Depositor”), and each Beneficiary identified by Depositor to SourceFile as provided for in Paragraph 3 hereof (each a “Beneficiary”, collectively the “Beneficiaries”).
RECITALS:
     A. Pursuant to certain software license agreements (each a “License Agreement”, collectively the “License Agreements”), Depositor licenses to certain licensees certain software in object code form (the “Software”). A description of each Software effective as of the date hereof, is attached hereto as Exhibit “A”.
     B. The Software is the proprietary and confidential information of Depositor, and Depositor desires to protect such ownership and confidentiality.
     C. Depositor desires to ensure the availability to its Beneficiaries of the source code and all necessary proprietary information related to the Software (the “Source Material”) in the event certain conditions set forth in Paragraph 4 of this Agreement should occur.
AGREEMENT:
     1. Delivery of Source Material to SourceFile. Depositor shall deliver to SourceFile a parcel (the “Parcel”) sealed by Depositor, which Depositor represents and warrants contains the Source Material. SourceFile has no knowledge of, and makes no representations with respect to, the contents or substance of the Parcel, the Software or the Source Material. Depositor shall send to SourceFile a duplicate of the Source Material within three (3) days after receiving written notice from SourceFile that the Source Material has been destroyed or damaged. All supplements shall be subject to the terms and provisions of this Agreement.
     2. Acknowledgment of Receipt by SourceFile. SourceFile shall promptly acknowledge to Depositor and to Beneficiary the receipt of the Parcel and any supplements to the Source Material which are added to the Parcel. Depositor shall provide supplements to the Source Material for each version of the Software. All supplements shall be subject to the terms and provisions of this Agreement. SourceFile will notify Beneficiary and
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 1

Execution Version
130844
Depositor of each update to the Source Material. Such notification will be sent via certified mail, return receipt required. SourceFile will provide an account status report to the Beneficiary and Depositor on a semi-annual basis.
     3. Acknowledgment by Beneficiaries. For purposes of this Agreement, a licensee of the Software shall be a Beneficiary hereunder with such rights of a Beneficiary as set forth herein, only if (i) such licensee has sent to SourceFile a fully executed copy of the form of acknowledgment attached hereto as Exhibit “B”, in which such licensee accepts the terms of this Agreement and (ii) all fees are paid. The names and addresses of the Beneficiaries shall be described in one or more schedules of Beneficiaries. A schedule of Beneficiaries effective as of the date of this Agreement is attached hereto as Exhibit “C”. All other licensees of the Software shall have no rights hereunder and SourceFile shall have no duties to such licensees.
     4. Terms and Conditions of the Source Material Escrow. The Parcel shall be held by SourceFile upon the following terms and conditions:
     (i) In the event that (1) SourceFile is notified by Beneficiary that Depositor is unwilling or unable to support or maintain the Software in breach of its License Agreement with Beneficiary and that the Beneficiary has given Depositor written notice of such breach (the “Release Condition”) and (2) Beneficiary has paid to SourceFile all fees and charges then due and owing, SourceFile shall follow the following procedures set forth in this Section 4, parts (ii), (iii), (iv) and (v).
     (ii) SourceFile shall promptly notify Depositor of the occurrence of the Release Condition and shall provide to Depositor a copy of Beneficiary’s notice to SourceFile.
     (iii) If SourceFile does not receive Contrary Instructions, as defined below, from Depositor within thirty (30) days following SourceFile’s delivery of a copy of such notice to Depositor, SourceFile shall deliver a copy of the Source Material to Beneficiary. “Contrary Instructions” for the purposes of this Section 4 shall mean the filing of written notice with SourceFile by Depositor, with a copy to the Beneficiary demanding delivery, stating that the Release Condition has not occurred or has been cured.
     (iv) If SourceFile receives Contrary Instructions from Depositor within thirty (30) days of the giving of such notice to Depositor, SourceFile shall not deliver a copy of the Source Material to the Beneficiary, but shall continue to store the Parcel until: (1) otherwise directed by the Depositor and Beneficiary jointly; (2) SourceFile has received a copy of an order of a court of competent jurisdiction directing SourceFile as to the disposition of the Source Material; or (3) SourceFile has deposited the Parcel with a court of competent jurisdiction or a Trustee or receiver selected by such court pursuant to this Section 4, part (v) below.
     (v) Upon receipt of Contrary Instructions from Depositor, SourceFile shall have the absolute right, at SourceFile’s election, to file an action in interpleader requiring the Depositor and Beneficiary to answer and litigate their several claims and rights amongst themselves. SourceFile is hereby authorized to comply with the applicable interpleader statutes of the State of California in this regard.
     5. Term of Agreement. This Agreement shall have an initial term of three (3) years. The term shall be automatically renewed on a yearly basis thereafter, unless Depositor, Beneficiary, or SourceFile notifies the other parties in writing at least forty-five (45) days prior to the end of the then current term of its intention to terminate this Agreement. In the event of termination of this Agreement, SourceFile agrees to promptly return to Depositor all Source Material.
     6. Compensation of SourceFile. Depositor or Beneficiary agree to pay SourceFile reasonable compensation for the services to be rendered hereunder in accordance with SourceFile’s then current schedule of fees, except that any fees associated with Escrow Release Requests and Technical Review/Verification Requests initiated by a Beneficiary must be paid by that Beneficiary in accordance with SourceFile’s then current schedule of fees. Depositor or Beneficiary will pay or reimburse SourceFile upon request for all reasonable expenses, disbursements and advances, including software duplication charges and reasonable attorneys’ fees, incurred or made by it in connection with carrying out its duties hereunder.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 2

Execution Version
130844
     7. Limitation of Duties of SourceFile. SourceFile undertakes to perform only such duties as are expressly set forth herein.
     8. Limitation of Liability of SourceFile. SourceFile may rely on and shall suffer no liability as a result of acting or refraining from acting upon any written notice, instruction or request furnished to SourceFile hereunder which is reasonably believed by SourceFile to be genuine and to have been signed or presented by a person reasonably believed by SourceFile to be authorized to act on behalf of the parties hereto. SourceFile shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement. SourceFile may consult with counsel of its own choice, and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.
     9. Indemnification of SourceFile. Depositor and Beneficiary shall jointly and severally indemnify, defend, and hold harmless SourceFile and its agents and employees (collectively, “SourceFile”) from any and all claims, demands, liability, costs and expenses (including attorney’s fees) incurred by SourceFile directly or indirectly arising from or relating to the Source Material and/or SourceFile’s performance of its duties under this Agreement.
     10. Record Keeping and Inspection of Software. SourceFile shall maintain complete written records of all materials deposited by Depositor pursuant to this Agreement. During the term of this Agreement, Depositor shall be entitled at reasonable times during normal business hours and upon reasonable notice to SourceFile to inspect the records of SourceFile maintained pursuant to this Agreement and to inspect the facilities of SourceFile and the physical condition of the Source Material.
     11. Technical Verification. Beneficiary reserves the option to request SourceFile to verify the Source Material for completeness and accuracy. SourceFile may elect to perform the verification at its site or at the Depositors site. Depositor agrees to cooperate with SourceFile in the verification process by providing its facilities and computer systems and by permitting SourceFile and at least one employee of Beneficiary to be present during the verification of Source Material.
     12. Restriction on Access to Source Material. Except as required to carry out its duties hereunder, SourceFile shall not permit any SourceFile employee, Beneficiary or any other person access to the Source Material except as provided herein, unless consented to in writing by Depositor. SourceFile shall use its best efforts to avoid unauthorized access to the Source Material by its employees or any other person.
     13. Bankruptcy. Depositor and Beneficiary acknowledge that this Agreement is an “agreement supplementary to” the License Agreement as provided in Section 365 (n) of Title 11, United State Code (the “Bankruptcy Code”). Depositor acknowledges that if Depositor, as a debtor in possession or a trustee in Bankruptcy in a case under the Bankruptcy Code, rejects the License Agreement or this Agreement, Beneficiary may elect to retain its rights under the License Agreement and this Agreement as provided in Section 365 (n) of the Bankruptcy Code. Upon written request of Beneficiary to Depositor or the Bankruptcy Trustee, Depositor or such Bankruptcy Trustee shall not interfere with the rights of Beneficiary as provided in the License Agreement and this Agreement, including the right to obtain the Source Material from SourceFile.
     14. Notices.
     (i) Any notice or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given on the date service is served personally, sent by overnight courier, or five (5) days after the date of mailing if sent registered mail, postage prepaid, return receipt required, and addressed as follows or to such other address or facsimile number as either party may, from time to time, designate in a written notice given in like manner:
TO DEPOSITOR:	SEI Financial Management Corporation Attn: Kathryn Stanton, Esq. Deputy General Counsel
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 3

Execution Version
130844
Oaks, Pennsylvania 19456
610-676-1924
fax 610-676-3676
TO SOURCEFILE:	SourceFile 1350 West Grand Ave. Oakland, California 94607 Attn.: Client Services Phone: 510.419.3888 Fax: 510.419.3875
     (ii) Deposit update notices and invoices will be sent to parties listed in Exhibit “D” and “E”.
TO BENEFICIARY: As set forth in Exhibit “C” Schedule of Beneficiaries.
     15. Miscellaneous Provisions.
          (a) Waiver. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or of the breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.
          (b) Modification or Amendment. Any modification or amendment of any provision of this Agreement must be in writing, signed by the parties hereto and dated subsequent to the date hereof.
          (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.
          (d) Headings; Severability. The headings appearing at the beginning of the sections contained in this Agreement have been inserted for identification and reference purposes only and shall not be used to determine the construction or interpretation of this Agreement. If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          (e) Further Assurances. The parties agree to perform all acts and execute all supplementary instruments or documents which may be reasonably necessary to carry out the provisions of this Agreement.
          (f) Entire Agreement. This Agreement, including the attachments hereto, contains the entire understanding between the parties’ and supersedes all previous communications, representations and contracts, oral or written, between the parties, with respect to the subject matter thereof. It is agreed and understood that this document and agreement shall be the whole and only agreement between the parties hereto with regard to these escrow instructions and the obligations of SourceFile herein in connection with
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 4

Execution Version
130844
this Agreement, and shall supersede and cancel any prior instructions. SourceFile is specifically directed to follow these instructions only and SourceFile shall have no responsibility to follow the terms of any prior agreements or oral understandings.
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

DEPOSITOR	SOURCEFILE

FileSafe, Inc.,
a California corporation

By:	By:

Name:	Name:

Title:	Title:

THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 5

Execution Version
130844
EXHIBIT “A-_____”
DESCRIPTION OF SOURCE MATERIAL
SourceFile Account #:______7353___
The Depositor agrees to deposit the Source Material for the benefit of the Licensee of this escrow arrangement. Below is the acknowledgment that the deposit arrived at SourceFile in good order. It is completed by the Depositor and visually inspected by SourceFile. A copy of this form will be shared with Licensees of the Source Material.(As multiple deposits are made, please make copies of this form and number them appropriately. For example, the initial deposit will be Exhibit “A-1”, the next “A-2” and so on). Attached to this Exhibit A, is Schedule A, which consists of a description of the Source Material.

1.	Source Material Deposit

Product Name __________________________________________________________________

Version _______________________________________________________________

2.	Type of Media

-There can be more than one type (i.e. diskette, tape, hard copy materials, etc.)
-Please include the quantity of type (i.e. tow (2) diskettes)

3.	Please check one of the following:

Initial Deposit______ Supplemental_______ Replacement_______*

*	If replacement then: Destroy Deposit______ or Return Deposit______

Completed by:	Visually verified by:

DEPOSITOR	DSI TECHNOLOGY ESCROW SERVICES
F/K/A FileSafe, Inc., doing business as SourceFile

By: _________________________	By:______________________

Name:_______________________	Name:____________________

Title:________________________	Title: _______________

Date:________________________	Date:_____________________
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 6

Execution Version
130844
Schedule A
Description of the Source Material
Trust3000 System Source Code
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 7

Execution Version
130844
EXHIBIT “B”
FORM OF ACKNOWLEDGMENT BY BENEFICIARY
The undersigned hereby acknowledges, accepts and agrees to be bound by the terms of the attached SourceFlex Software Source Code Escrow Agreement by and between SEI Investments Management Corporation F/K/A SEI Financial Management Corporation, as Depositor and DSI Technology Escrow Services F/K/A FileSafe, Inc., doing business as SourceFile, as Escrow Agent dated November 15, 1996.
Dated: __________________

BENEFICIARY:	__________________________________

By: ______________________________
Name: ____________________________
Company:_________________________
Title: _____________________________
Address: __________________________
_____________________________
_____________________________
Phone: ____________________________
Fax: ______________________________

DEPOSITOR:	SEI Investments Management Corporation
Robert Zoltek
SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Phone: ____________________________
Fax: ______________________________
PLEASE SEND CERTIFIED OR REGISTERED MAIL to:
DSI Technology Escrow Services:

DSI Technology Escrow Services
9265 Sky Park Court
Suite 202
San Diego, CA 92123
Attn: Contracts Administration
Phone: 858 499-1600
Fax: 858-694-1919
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 8

Execution Version
130844
EXHIBIT “C”
SCHEDULE OF BENEFICIARIES OF THE SOFTWARE
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 9

Execution Version
130844
EXHIBIT “D”
SCHEDULE OF NOTICES
DEPOSITOR

Depositor deposit notices should be sent to:	Name:_Robert Zoltek
SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456
Phone: ______________________________
Fax: ________________________________

Depositor invoices should be sent to:	Accounts Payable
SEI Investments Management Corporation
One Freedom Valley Drive Oaks, Pennsylvania 19456
Phone: _______________________________
Fax: _________________________________
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 10

Execution Version
130844
EXHIBIT “E”
SCHEDULE OF NOTICES
BENEFICIARY

Beneficiary deposit notices should be sent to:	Name: ____________________________
Title: _____________________________
Address: __________________________
_________________________
_________________________
Phone: ____________________________
Fax: ______________________________

Beneficiary invoices should be sent to:	Name: ____________________________
Title: ______________________________
Address:____________________________
__________________________
__________________________
Phone: _____________________________
Fax: _______________________________
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST

Exhibit J — Page 11

Execution Version
130844
AMENDMENT TO SOURCEFLEX
SOFTWARE SOURCE CODE ESCROW AGREEMENT
SOURCEFILE NUMBER: _______7353_____
     This Amendment dated ___________, ____, 200__, shall amend a certain SourceFlex Software Source Code Escrow Agreement dated November 15, 1996, by and between SEI Investments Management Corporation F/K/A SEI Financial Management Corporation, as Depositor (“Depositor”) and DSI Technology Escrow Services F/K/A FileSafe, Inc., doing business as SourceFile (“DSI”), as Escrow Agent (“The Source Code Escrow Agreement”), as The Source Code Escrow Agreement applies to Beneficiary.
Whereas, Depositor and DSI are parties to The Software Source Code Escrow Agreement; and
Whereas, pursuant to the terms of a certain Form of Acknowledgment by Beneficiary, _________________ (“Beneficiary”) is a beneficiary to The Source Code Escrow Agreement.
The parties desire to amend The Source Code Escrow Agreement as it applies to Beneficiary, as set forth herein.
NOW THEREFORE the parties hereby agree that The Source Code Escrow Agreement, as it applies to Beneficiary, is hereby amended as follows:
1.	Section 6 of The Source Code Escrow Agreement (Compensation of SourceFile) is hereby deleted in its entirety and replaced with the following:
6. Compensation of SourceFile. Depositor or Beneficiary agree to pay SourceFile reasonable compensation for the services to be rendered hereunder in accordance with SourceFile’s then current schedule of fees, except that any fees associated with Escrow Release Requests and Technical Review/Verification Requests initiated by a Beneficiary must be paid by that Beneficiary in accordance with SourceFile’s then current schedule of fees. Depositor or Beneficiary will pay or reimburse SourceFile upon request for all reasonable expenses, disbursements and advances, including software duplication charges and reasonable attorneys’ fees, incurred or made by it in connection with carrying out its duties hereunder.
In the event of the nonpayment of amounts owed hereunder (the “Outstanding Amounts”) to SourceFile, SourceFile shall provide written notice of such Outstanding Amounts (“Notice of Non Payment”) to Depositor and Beneficiary. Such notice shall detail all amounts that SourceFile claims to be owed hereunder. Depositor and/or Beneficiary shall have the right to make the payment to SourceFile for the Outstanding Amounts. With respect to the Outstanding Amounts, Depositor and/or Beneficiary reserve the right to dispute and withhold payment of any amounts that they in good faith consider to have been improperly charged, and provided further that Depositor and/or Beneficiary (as the case may be) shall remain obligated to pay all amounts not disputed in good faith. If the Outstanding Amounts (other than those amounts disputed by Depositor and/or Beneficiary) are not received in full by SourceFile within 45 days after SourceFile has given the Notice of Non Payment, then SourceFile shall have the right to terminate this Agreement with respect to Beneficiary at any time thereafter by sending written notice of termination to Depositor and Beneficiary.
2.	All references in The Source Code Escrow Agreement to SourceFile shall be deemed to refer to DSI Technology Escrow Services F/K/A FileSafe, Inc., doing business as SourceFile; and all
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 12

Execution Version
130844
references in The Source Code Escrow Agreement to SEI Financial Management Corporation shall be deemed to refer to SEI Investments Management Corporation F/K/A SEI Financial Management Corporation.

3.	Except to the extent amended herein, The Source Code Escrow Agreement shall continue in full force and effect.

4.	This Amendment shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the original or facsimile signature of each of the parties hereto. This Amendment may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon, but all of which together shall constitute but one in the same instrument.
IN WITNESS HEREOF, the parties hereto have caused this Amendment to be executed their respective names by their duly authorized representatives as of the day and year first written above.

DEPOSITOR:	ESCROW AGENT:
SEI INVESTMENTS MANAGEMENT CORPORATION	DSI TECHNOLOGY ESCROW SERVICES

By:	By:

Name:	Name:

Title:	Title:

BENEFICIARY:
____________________________________
By: _________________________________
Name: _______________________________
Title: ________________________________
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit J — Page 13

Execution Version
130844
EXHIBIT K
OTHER MONITORED SERVICES
As part of the overall Service offering, SEI Trust will monitor certain of its Services as listed below (“Other Monitored Services”). Monitoring of these Services will give Customer an historical look at performance of these Services. The results of monitoring will be discussed with Customer in the monthly account plan. If the Monitored Service falls below its standard, the Service Team shall discuss the issue with Customer and take action to improve performance of the Service, taking into account any actions previously taken to address the Service. If the Service continues to fall below its standard after the actions to improve performance have been taken, SEI Trust and Customer shall meet as soon as commercially practicable to decide whether compensation is appropriate. If it is mutually agreed that compensation is appropriate, SEI Trust shall compensate the Customer’s invoice in a mutually agreed amount or fashion proportional to the severity of the issue. The remedies set forth in this Exhibit K, Other Monitored Services, shall apply as Customer’s sole and exclusive remedies for any breach by SEI Trust of its obligation to meet any of the standards for the Other Monitored Services.
Other Monitored Services
CD Rom: CD Roms shall be mailed / shipped by the 6th business day following the period end.
Pension Payments:
1.	Lump Sum / One-Time / Ad Hoc check disbursements will be produced on the date of processing if received by the specified cut-off time set forth in the Operating Guide and will be mailed on the following business day.

2.	Stop Payment Requests will be provided to the paying financial institution on the day of receipt of Stop Payment Request if received by the specified cut-off time set forth in the Operating Guide. Requests received after specified cut-off time will be processed on the following business day.
System Availability: The Trust3000 System will be accessible to authorized users between the hours of 7:00 am to 7:00 pm Eastern Time (“ET”). The Standard for Trust3000 System availability is 98% of the time during the Monitored Hours of On-Line Processing Availability on Normal Business Days during any given month. Monitored Hours of On-Line Processing are from 9:00 am to 5:00 pm ET. Normal Business Days are Monday through Friday, excluding Customer holidays.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit K — Page 1

Execution Version
130844
Exhibit L
Deconversion Services
     Upon a termination of this Agreement in accordance with its terms, SEI Trust shall provide to Customer the deconversion services set forth below, to the extent requested by Customer in writing. Customer shall pay to SEI Trust the fees set forth below for such services.
1) DECONVERSION EXTRACT: A Deconversion Extract is a computer generated file extract for each Account then on the SEI Trust System on magnetic tapes (or such other media as then utilized by SEI Trust for transmission of such data) (“De-conversion Extract”). The De-conversion Extract shall be provided in a form sequentially accessible and in SEI Trust’s standard format. The De-conversion Extract will include only the following files:

Account-Master	Asset-Static
B/C/S	Memos
Unique-Assets	Name and Address
Taxlots	SMAC-Trades
Positions	SMAC — Brokers
As of the Effective Date, SEI Trust’s prevailing rate for a Deconversion Extract is $*** per Account per run. SEI Trust agrees that it shall not increase this rate until after October 1, 2013. Thereafter, such fee shall increase once every 12 month period by an amount equal to the lesser of (a) **** percent (**%); or (b) the percentage increase in the CPI over the 12 month period immediately preceding each such increase.
2) LIVE FORCE PROGRAM. The “FORCE” program is designed to (a) programmatically “FORCE” all statements type B/C/S records to produce Cash and/or Asset Standard Statements from the beginning of the statement period through the de-conversion date; and (b) programmatically “FORCE” all Accounts in order to produce cumulative Tax Worksheet information from the first of the fiscal year through the de-conversion date. As of the Effective Date, SEI Trust’s prevailing rate for one run of the FORCE Program is $*** per Account plus a flat rate of $***. SEI Trust agrees that it shall not increase this rate until after October 1, 2013. Thereafter, such fee shall increase once every 12 month period by an amount equal to the lesser of (a) **** percent (**%); or (b) the percentage increase in the CPI over the 12 month period immediately preceding each such increase.
3) AUDIT PACKAGE. SEI Trust’s current standard audit package consists of the following reports (and is subject to change): (a) Names List; (b) Central Name & Address Report; (c) Central Asset Report; (d) Security Cross Reference Report; (e) Auditor’s List of Holdings Report; (f) Daily Cash Report; (g) Location Reconciliation Report; (h) Registration Reconciliation Report; (i) Statement of Condition Report; (j) Unique Asset Report; and (k) Codes List. As of the Effective Date, SEI Trust’s prevailing rate for the Audit Package is $**** per run. SEI Trust agrees that it shall not increase this rate until after October 1, 2013. Thereafter, such fee shall increase once every 12 month period by an amount equal to the lesser of: (a) **** percent (**%); or (b) the percentage increase in the CPI over the 12 month period immediately preceding each such increase.
4) CUSTODY SERVICES MIGRATION. The Custody Services Migration includes the following services: (a) systematically migrate all custody positions from SEI Private Trust Company at conversion date to the new custodian, pursuant to a project plan to be developed by SEI Trust; and (b) re-register mutual funds from SEI Private Trust Company to the new custodian pursuant to a project plan to be developed by SEI Trust. Customer shall pay SEI Trust’s then current prevailing rate for such services. As of the Effective Date, SEI Trust’s prevailing rate for the Custody Services Migration is $* per transaction. SEI Trust agrees that it shall not increase this rate until after October 1, 2013. Thereafter, such fee shall increase once every 12 month period by an amount equal to the lesser of (a) **** percent (**%); or (b) the percentage increase in the CPI over the 12 month period immediately preceding each such increase.
THIS DOCUMENT CONSTITUTES CONFIDENTIAL INFORMATION OF SEI TRUST
Exhibit L — Page 1